UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Novanta Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Novanta

Proxy Statement

We Deliver Innovation That Matters

2025

Novanta Inc.

125 Middlesex Turnpike
Bedford, Massachusetts 01730
(781) 266-5700

April 25, 2025

Dear Shareholder:

It is my pleasure to invite you to the annual meeting of shareholders of Novanta Inc. to be held virtually at 3:00 p.m. Eastern Time on Thursday, May 29, 2025. Shareholders may attend the annual meeting online by visiting www.virtualshareholdermeeting.com/NOVT2025. You will be able to vote and ask questions online as you would if you were to attend the meeting in person.

The purposes of the meeting are to: (i) elect the Board of Directors; (ii) approve, on an advisory basis, the Company’s executive compensation; (iii) approve, on an advisory basis, the frequency of future advisory votes on the Company's executive compensation, and (iv) appoint Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

Information regarding the above matters is contained in the formal notice of meeting and management proxy circular on the following pages. The Novanta Inc. Annual Report for the fiscal year ended December 31, 2024 accompanies this management proxy circular. We urge you to read the proxy materials in their entirety and to consider them carefully.

It is important that your shares be represented at the annual meeting, regardless of the size of your holdings. Accordingly, whether or not you expect to attend the meeting, we urge you to vote promptly by returning the enclosed proxy form or by submitting your proxy via telephone or online as soon as possible.

On behalf of the Board of Directors, I thank you for your participation.

Very truly yours,

/s/ Matthijs Glastra

Matthijs Glastra
Chair of the Board of Directors and Chief Executive Officer

Novanta Inc.

125 Middlesex Turnpike
Bedford, Massachusetts 01730
(781) 266-5700

Notice of Annual Meeting of Shareholders to be held on Thursday, May 29, 2025

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the “2025 Annual Meeting”) of Novanta Inc., a New Brunswick corporation, which we refer to in this notice and in the attached management proxy circular as the “Company”, will be held online at 3:00 p.m. Eastern Time on Thursday, May 29, 2025, at www.virtualshareholdermeeting.com/NOVT2025. All shareholders and any other persons entitled to attend the 2025 Annual Meeting may attend online at www.virtualshareholdermeeting.com/NOVT2025. You will be able to vote and ask questions online as you would if you were to attend the meeting in person.

The 2025 Annual Meeting will be held for the following purposes:

1.
To elect Lonny J. Carpenter, Matthijs Glastra, Barbara B. Hulit, R. Matthew Johnson, Mary Kay Ladone, Maxine L. Mauricio, Thomas N. Secor, Darlene J.S. Solomon, Ph.D., and Frank A. Wilson to our Board of Directors until the next annual meeting of shareholders, until their successor is elected or appointed, or until their earlier death, resignation or removal;
2.
To approve, on an advisory basis, the Company’s executive compensation;
3.
To approve, on an advisory basis, the frequency of future advisory votes on the Company’s executive compensation;
4.
To appoint Deloitte & Touche LLP as the Company’s independent registered public accounting firm to serve until the 2026 annual meeting of shareholders; and
5.
To transact such other business as may properly come before the meeting or any postponement, continuation or adjournment thereof.

Only shareholders of record as of the close of business on Tuesday, April 15, 2025 will be entitled to attend and vote at the meeting and at any postponement, continuation or adjournment thereof, provided that a subsequent transferee of shares may vote at the meeting if the transferee establishes ownership of the shares and requests not later than ten (10) days before the meeting to be added to the list of shareholders entitled to vote at the meeting.

All shareholders are requested to complete, sign, date and return the form of proxy in the enclosed envelope to Broadridge Financial Solutions Inc., Data Processing Centre, P.O. Box 3700, STN Industrial Park, Markham, ON L3R 9Z9, Canada before 3:00 p.m. Eastern Time on Tuesday, May 27, 2025, or, if the meeting is postponed, continued or adjourned, prior to 3:00 p.m. Eastern Time on the last business day prior to the date fixed for the postponed, continued or adjourned meeting. If you are a shareholder of record, you may also vote by telephone or on the Internet by following the instructions on the enclosed proxy form, no later than 3:00 p.m. Eastern Time on Tuesday, May 27, 2025, or, if the meeting is postponed, continued or adjourned, prior to 3:00 p.m. Eastern Time on the last business day prior to the date fixed for the postponed, continued or adjourned meeting. Shareholders who vote by telephone or the Internet should not return a proxy form.

A copy of the management proxy circular and a proxy form accompany this notice. This notice, the management proxy circular, the proxy form and the Company’s 2024 Annual Report will be forwarded on or about Friday, April 25, 2025 to the holders of the Company’s common shares as of the close of business on Tuesday, April 15, 2025.

All monetary amounts listed in the proxy circular are in U.S. dollars, unless otherwise indicated.

DATED at Bedford, Massachusetts this 25th day of April, 2025.

By Order of the Board of Directors

/s/ Matthijs Glastra

Matthijs Glastra
Chair of the Board of Directors and Chief Executive Officer

Novanta Inc.

125 Middlesex Turnpike

Bedford, Massachusetts 01730

(781) 266-5700

Management Proxy Circular

Information concerning voting and solicitation

Novanta Inc., a New Brunswick corporation, which, together with its subsidiaries, we refer to in this management proxy circular as the “Company”, will hold its annual meeting of shareholders (the “2025 Annual Meeting”) online at 3:00 p.m. Eastern Time on Thursday, May 29, 2025 at www.virtualshareholdermeeting.com/NOVT2025. You will be able to attend the 2025 Annual Meeting by visiting www.virtualshareholdermeeting.com/NOVT2025 and logging in using the 16-digit control number included in your proxy card or on the instructions that accompanied your proxy materials. You will be able to vote and ask questions online as you would if you were to attend the meeting in person.

This management proxy circular and the enclosed proxy form are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the meeting. The solicitation will be made by mail, but proxies may also be solicited personally, by telephone or by email or other electronic means by directors, officers or other employees of the Company. The cost of solicitation has been or will be borne by the Company. The Company may also pay brokers or nominees holding common shares of the Company in their names or in the names of their principals for their reasonable expenses in sending solicitation material to their principals.

The notice of the meeting, this management proxy circular, the proxy form and a copy of the Company’s annual report for the fiscal year ended December 31, 2024 (the “2024 Annual Report”) will be forwarded on or about Friday, April 25, 2025 to the holders of the Company’s common shares as of the close of business on Tuesday, April 15, 2025 (the “Record Date”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 29, 2025

The Company’s Management Proxy Circular and 2024 Annual Report
are available at https://investors.novanta.com/financials/annual-reports

The following proxy materials are available for review at: https://investors.novanta.com/financials/annual-reports

•
the management proxy circular;
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the Company’s 2024 Annual Report; and
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any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

Matters to Be Voted On

At the meeting, you will be entitled to vote on the following proposals:

1.
To elect Lonny J. Carpenter, Matthijs Glastra, Barbara B. Hulit, R. Matthew Johnson, Mary Kay Ladone, Maxine L. Mauricio, Thomas N. Secor, Darlene J.S. Solomon, Ph.D., and Frank A. Wilson to our Board of Directors until the next annual meeting of shareholders, until their successor is elected or appointed, or until their earlier death, resignation or removal (see page 7);
2.
To approve, on an advisory (non-binding) basis, the Company’s executive compensation (see page 13);
3.
To approve, on an advisory basis, the frequency of future advisory votes on the Company’s executive compensation (see page 16);
4.
To appoint Deloitte & Touche LLP as the Company’s independent registered public accounting firm to serve until the 2026 annual meeting of shareholders (see page 17); and
5.
To transact such other business as may properly come before the meeting, or any postponement, continuation or adjournment thereof.

We are not aware of any other business to be brought before the meeting. If any additional business is properly brought before the meeting, the designated officers serving as proxies will vote in accordance with their best judgment.

Board Recommendations

The Board recommends that you vote your shares as follows:

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“FOR” the election of each of the nominees for director named in this management proxy circular;
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“FOR” the approval, on an advisory basis, of the Company’s executive compensation;
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“ONE YEAR” on the frequency of future advisory votes on the Company’s executive compensation; and
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“FOR” the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to serve until the 2026 annual meeting of shareholders.

Attending the 2025 Annual Meeting

The 2025 Annual Meeting will be held virtually. All shareholders and any other persons who are entitled to attend the 2025 Annual Meeting may attend online by visiting www.virtualshareholdermeeting.com/NOVT2025 and logging in using the 16-digit control number included either on your proxy form or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” as described below, you should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or other nominee. The 2025 Annual Meeting platform is expected to be fully supported across browsers and devices running the most updated version of applicable software plug-ins. You should ensure you have a strong, preferably high-speed, internet connection wherever you intend to participate in the 2025 Annual Meeting. The webcast 2025 Annual Meeting allows you to attend the meeting live, submit questions and, if you are a shareholder of record, submit your vote during the 2025 Annual Meeting if you have not done so in advance of the 2025 Annual Meeting. Please note that only holders of record will be able to vote during the 2025 Annual Meeting. If you lose your 16-digit control number, you may join the 2025 Annual Meeting as a “Guest”. Guests will be able to attend the 2025 Annual Meeting by joining the webcast as a guest at www.virtualshareholdermeeting.com/NOVT2025. Guests will not be able to submit questions or vote during the 2025 Annual Meeting. The meeting webcast will begin promptly at 3:00 p.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 2:50 p.m. Eastern Time on May 29, 2025, and you should allow ample time for check-in procedures.

Appointment and Revocation of Proxies

The persons named in the enclosed proxy form are officers of the Company. A shareholder may appoint a person, other than the persons already named in the enclosed proxy form, to represent the shareholder at the meeting by inserting the name of such other person in the blank space provided in the proxy form, online at www.proxyvote.com or by completing another proper form of proxy. Such person need not be a shareholder. The completed proxy form must be mailed in the enclosed business reply envelope to and deposited with Broadridge Financial Solutions, Inc., Data Processing Centre, P.O. Box 3700, STN Industrial Park, Markham, ON L3R 9Z9, Canada no later than 3:00 p.m. Eastern Time on Tuesday, May 27, 2025, or, if the meeting is postponed, continued or adjourned, prior to 3:00 p.m. Eastern Time on the last business day prior to the date fixed for the postponed, continued or adjourned meeting.

If you are a shareholder of record, you may also vote by telephone or on the Internet by following the instructions on the enclosed proxy form, no later than 3:00 p.m. Eastern Time on Tuesday, May 27, 2025, or, if the meeting is postponed, continued or adjourned, prior to 3:00 p.m. Eastern Time on the last business day prior to the date fixed for the postponed, continued or adjourned meeting. You will need your 16‐digit control number located on the form of proxy/voting instruction form. Shareholders who vote by telephone or on the Internet should not return a proxy form by mail.

The shareholder executing the proxy form may revoke it as to any matter on which a vote has not already been cast pursuant to the authority conferred by such proxy: (a) by delivering another properly executed proxy form bearing a later date and depositing it in the manner and by the deadline described above; (b) by delivering an instrument in writing revoking the proxy, executed by the shareholder or by the shareholder’s attorney authorized in writing at the registered office of the Company, at any time up to and including the last business day preceding the date of the meeting, or at any reconvened meeting following its postponement, continuation or adjournment; (c) by voting during the 2025 Annual Meeting, if you are a shareholder of record; or (d) in any other manner permitted by law.

Voting of Proxies

The officers named in the proxy form enclosed with this management proxy circular will vote or withhold from voting the common shares of the Company in respect of which they are appointed proxy in accordance with the directions of the shareholder appointing them and, if a shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such direction, the shares will be voted:

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“FOR” the election of each of the nominees for director named in this management proxy circular;
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“FOR” the approval, on an advisory basis, of the Company’s executive compensation;
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“ONE YEAR” on the frequency of future advisory votes on the Company’s executive compensation; and
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“FOR” the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to serve until the 2026 annual meeting of shareholders.

Voting and Ownership of Shares

At the close of business on the Record Date, the Company had 35,964,471 common shares outstanding and entitled to vote. Each share is entitled to one vote. The failure of any shareholder to receive a notice of meeting of shareholders does not deprive the shareholder of a vote at the meeting.

The following votes are required to approve each of the proposals at the meeting.

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Election of Directors. The nominees for director named in this management proxy circular will each be elected by a majority of the votes cast.
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Advisory Vote on the Company’s Executive Compensation. The proposal regarding the approval, on an advisory basis, of the Company’s executive compensation requires the approval of a majority of the votes cast in respect of such matter.
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Frequency of Future Advisory Votes on the Company’s Executive Compensation. The proposal regarding the approval, on an advisory basis, of the frequency of future advisory votes on the Company’s executive compensation requires the approval of a majority of the votes cast in respect of such matter. If no frequency receives the approval of a majority of the votes cast with respect to the proposal, we will consider the option of ONE YEAR, TWO YEARS or THREE YEARS that receives the highest number of votes cast to be the frequency recommended by shareholders.
•
Appointment of Independent Registered Public Accounting Firm. The proposal regarding the approval of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm requires the approval of a majority of the votes cast in respect of such matter.

No votes may be taken at the meeting, other than a vote to adjourn, unless a quorum has been constituted consisting of the representation of at least thirty-three and one-third percent (33 1/3%) of the outstanding shares as of the Record Date. Votes will be tabulated by a representative of Broadridge Financial Solutions, Inc., which is also serving as the inspector of election or scrutineer for the meeting.

The enclosed form of proxy confers discretionary authority on the persons named therein with respect to amendments to or variations of matters identified in the notice of meeting and such other matters that may properly come before the meeting or any postponement, continuation or adjournment thereof. As of the date of this management proxy circular, the management of the Company knows of no such amendments, variations or other matters to be presented at the meeting.

Voting for the Election of Directors

Section 65(1) of the Business Corporations Act (New Brunswick) provides for cumulative voting for the election of directors so that each shareholder entitled to vote at an election of directors has the right to cast an aggregate number of votes equal to the number of votes attached to the shares held by such shareholder multiplied by the number of directors to be elected, and may cast all such votes in favor of a single candidate or distribute them among the candidates in any manner the shareholder decides. The statute further provides, in section 65(2), that a separate vote of shareholders shall be taken with respect to each candidate nominated for director unless a resolution of the shareholders is passed unanimously permitting two or more persons to be elected by a single resolution. Where a shareholder has voted for more than one candidate without specifying the distribution of votes among such candidates, the shareholder shall be deemed to have divided the votes equally among the candidates for whom such shareholder voted. If a shareholder desires to distribute votes other than equally among the nominees for whom such shareholder has directed the persons in the enclosed form of proxy to vote, such shareholder must do so at the meeting or by another form of proxy. On any ballot for the election of directors, the persons named in the proxy will be deemed to have cast their votes equally among all the proposed nominees, unless: (a) any nominee is excluded by the shareholder in their proxy; or (b) the shareholder has directed that the shares be withheld from voting for the election of directors.

Directors will be elected by a majority of the votes cast in the manner described above in an uncontested election. If the number of candidates nominated for director exceeds the number of positions to be filled, the candidates who receive the least number of votes shall be eliminated until the number of candidates remaining equals the number of positions to be filled.

Counting of Votes

For purposes of determining the presence or absence of a quorum, abstentions and broker non-votes will be counted as present. With respect to the approval of any particular proposal, abstentions and broker non-votes will not be counted in determining the number of votes cast. A broker non-vote occurs when a broker submits a proxy form with respect to common shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Brokers will return your proxy as a broker non-vote if the broker does not receive voting instructions from you and if, under applicable stock exchange or other rules, the broker does not have the discretion to vote those shares on the applicable matter(s) that come before the meeting.

Virtual Meeting Considerations

We believe a virtual meeting enables increased shareholder attendance and participation because shareholders can participate from any location around the world. In addition, as part of our efforts to minimize the negative environmental impact from physical travels, we believe that holding our annual shareholder meeting via remote participation is in the best interest of the Company and its shareholders. You will be able to attend the 2025 Annual Meeting online by visiting www.virtualshareholdermeeting.com/NOVT2025. If you are a shareholder of record, you also will be able to vote your shares electronically and submit questions at the 2025 Annual Meeting by joining the meeting following the instructions above.

As part of the 2025 Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by shareholders during the meeting that are pertinent to the Company and the meeting matters, for up to 30 minutes after the completion of the 2025 Annual Meeting. Only shareholders that have accessed the 2025 Annual Meeting as a shareholder (rather than a “Guest”) by following the procedures outlined above in “Attending the 2025 Annual Meeting” will be permitted to submit questions during the 2025 Annual Meeting. Each shareholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

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irrelevant to the business of the Company or to the business of the 2025 Annual Meeting;
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related to material non-public information of the Company, including the status or results of our business since our last Annual Report on Form 10-K or Quarterly Report on Form 10-Q;
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related to any pending, threatened or ongoing litigation;
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related to personal grievances;
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derogatory references to individuals or otherwise in bad taste;
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substantially repetitious of questions already asked by another shareholder;
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in excess of the two-question limit;
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in furtherance of the shareholder’s personal or business interests; or

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out of order or not otherwise suitable for the conduct of the 2025 Annual Meeting as determined by the Chair or secretary of the meeting in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the 2025 Annual Meeting webpage for shareholders that have accessed the 2025 Annual Meeting as a shareholder (rather than a “Guest”) by following the procedures outlined above in “Attending the 2025 Annual Meeting.”

We will have technicians ready to assist you with any technical difficulties that you may have accessing the virtual meeting website. The information for assistance will be located on www.virtualshareholdermeeting.com/NOVT2025.

Item 1–Election of Directors

The Articles of the Company provide that our Board is to be comprised of a minimum of five (5) and a maximum of fifteen (15) directors, as determined from time to time by resolution of the Board. The Board has resolved that the entire Board shall consist of nine (9) directors.

Each nominee presented below, if elected, will serve as a director until the next annual meeting of shareholders, until his or her successor is elected or appointed, or until his or her earlier death, resignation or removal. All of the nominees listed below have given their consent to be named as nominees for election and have indicated their intention to serve if they are elected. The Board does not anticipate that any of the nominees will be unable to serve as a director, but in the event that a nominee is unable to serve or for good cause will not serve, the Board may either propose an alternate nominee, in which case the proxies will be voted for the alternative nominee unless directed to withhold from voting, or elect to reduce the size of the Board.

The names of the nominees presented for election as directors at the 2025 Annual Meeting are listed below, along with information regarding when they joined the Board, their present principal occupation, recent business experience and their service on other companies’ boards of directors.

All of the nominees currently serve on the Board. There are no family relationships between any of the nominees or between the nominees and any of the Company’s officers. Mary Kay Ladone was recommended by a third-party search firm to serve on the Board in 2024 and further evaluated and recommended to the Board for consideration by the Environmental, Social and Governance Committee (the "ESG Committee") prior to her appointment in 2024 to the Board.

Director Nominees

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” ALL OF THE NOMINEES NAMED BELOW.

Name and Municipality of Primary Residence	Director Since	Age	Independent?	Principal Employment	Position with Novanta
Lonny J. Carpenter Richland, Michigan, U.S.A.	2018	63	Yes	Former Group President of Stryker Corporation, a medical technologies company	Director Independent Lead Director Chair of the Compensation Committee Member of the ESG Committee
Matthijs Glastra Boston, Massachusetts, U.S.A.	2016	56	No	Chair of the Board and Chief Executive Officer of Novanta	Same as Principal Employment
Barbara B. Hulit Medina, Washington, U.S.A.	2022	58	Yes	Former Senior Vice President of Fortive Corporation, a diversified industrial technology growth company, and President and Chief Executive Officer of Fortive’s Advanced Healthcare Solutions segment	Director Member of the Audit Committee Member of the ESG Committee
R. Matthew Johnson Austin, Texas, U.S.A.	2024	48	Yes	President and Chief Executive Officer of Silicon Labs, a global semiconductor technology company	Director
Mary Kay Ladone Lisle, Illinois, U.S.A.	2024	58	Yes	Former Corporate Officer and Senior Vice President, Corporate Development, Strategy & Investor Relations at Hill-Rom Holdings, Inc., a medical technology company	Director
Maxine L. Mauricio Greenwich, Connecticut, U.S.A.	2020	54	Yes	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary of EMCOR Group, Inc., a provider of facilities construction and industrial services	Director Chair of the ESG Committee
Thomas N. Secor New York, New York, U.S.A.	2012	54	Yes	Managing Director of Morningside Heights Capital, an investment firm	Director Member of the Audit Committee Member of the ESG Committee
Darlene J.S. Solomon, Ph.D. Portola Valley, California, U.S.A.	2022	66	Yes	Former Senior Vice President and Chief Technology Officer of Agilent Technologies, Inc., a global leader in the life sciences, diagnostics and applied chemical markets	Director Member of the Compensation Committee
Frank A. Wilson Wellesley Hills, Massachusetts, U.S.A.	2021	66	Yes	Former Chief Financial Officer and Senior Vice President of PerkinElmer, Inc., a life sciences diagnostics, discovery and analytical solutions company	Director Chair of the Audit Committee Member of the Compensation Committee

Lonny J. Carpenter
Lead Director

Mr. Carpenter has been a Director of the Company since May 10, 2018 and has served as Lead Director since May 13, 2021. Mr. Carpenter served as the Group President, Global Quality and Business Operations for Stryker Corporation (“Stryker”), a medical technologies company, from January 2016 to March 2019. In this role, Mr. Carpenter was responsible for setting company-wide direction for quality, manufacturing, procurement and logistics strategies, as well as the oversight of Stryker’s commercial business operations in Europe, Canada, Eastern Europe, Middle East, Latin America and Africa. Mr. Carpenter served at Stryker as the Group President, Global Quality and Operations from 2011 to 2016, as the Group President, Instruments and Medical from 2008 to 2011, and as the President, Medical Division from 2006 to 2008. Mr. Carpenter began his career with Stryker in 1989, serving in multiple roles including as the Vice President, Global Operations. Mr. Carpenter has served since 2020 on the board of directors of Merit Medical Systems, Inc., a publicly traded company that manufactures and markets proprietary disposable medical devices, since 2019 on the board of directors of The Boler Company, a privately owned auto part manufacturing company, and since 2019 on the board of directors of Orchid Orthopedics Solutions, a privately owned medical device solutions company. Mr. Carpenter holds a Bachelor of Science degree from the United States Military Academy at West Point. Mr. Carpenter’s significant executive operating and commercial experience in the medical technology industry, as well as his broad business background in global manufacturing, engineering, supply chain, quality assurance, and regulatory affairs, provides the Board with greater insight into the healthcare industry.

Matthijs Glastra
Chair of the Board of Directors and Chief Executive Officer

Mr. Glastra was appointed Chair of the Company’s Board of Directors on May 13, 2021 and has served as the Company’s Chief Executive Officer and as a Director since September 1, 2016. Mr. Glastra joined Novanta in 2012 as a Group President and was appointed the Company’s Chief Operating Officer in February 2015. Prior to Novanta, Mr. Glastra led and grew global technology businesses in advanced industrial and medical end markets during an 18-year career with Philips, both in Europe and in Silicon Valley. At Philips, Mr. Glastra served as Chief Executive Officer of Philips Entertainment Lighting in 2012 and as Chief Operating Officer of Philips Lumileds from 2007 to 2012. Prior to that, Mr. Glastra held multiple General Manager and Vice President positions at the Philips Healthcare, Semiconductor and Lighting divisions from 1994 to 2007. Mr. Glastra also served as Director of Corporate Strategy in the Philips corporate headquarters. Mr. Glastra holds a Master of Science degree in Applied Physics from Delft University of Technology in Delft, Netherlands, an Advanced Engineering Degree from ESPCI in Paris, France, and an MBA from INSEAD in Fontainebleau, France. Mr. Glastra’s more than 25 years of leadership and executive operating experience in Original Equipment Manufacturer-based technology businesses in advanced industrial and medical end markets, and his intimate knowledge of the Company’s businesses provide valuable insight to the Board in formulating and executing the Company’s strategy. He currently serves on the Board of Directors of IDEX Corporation (NYSE: IEX).

Barbara B. Hulit
Director

Ms. Hulit has been a Director of the Company since July 26, 2022. She served as CEO and President of the Advanced Healthcare Solutions segment of Fortive Corporation, an industrial technology company, from July 2021 until her retirement in January 2023 and as a Senior Vice President at Fortive from June 2016 to July 2021. While at Fortive, she also had company-wide responsibility for the Fortive Business System office, IT, procurement, and high growth markets. Prior to the 2016 spin-off of Fortive from Danaher Corporation, Ms. Hulit held both line and staff roles at Danaher. She led the Danaher Business System Office from 2012 to 2016 and was the President of Fluke Corporation from 2005 to 2012. Ms. Hulit started her post-graduate career with The Boston Consulting Group where she worked primarily on growth strategies. Ms. Hulit holds a Bachelor of Business Administration from the University of Texas and an MBA from the Kellogg School of Management at Northwestern University. Ms. Hulit was named one of the top women in STEM for her role in establishing the Washington STEM Center and serves on the Dean’s Advisory Council for the Graduate School of the Kellogg School of Management. She also has served as a member of the board of directors at Envista Holdings Corporation, a global dental business, since 2021 and on the board of directors of PACCAR, a design, manufacture and customer support company for light, medium and heavy duty trucks, since 2023. Ms. Hulit brings to the Company’s Board of Directors extensive experience in business strategy, operations, innovation, M&A and IT.

R. Matthew Johnson
Director

Mr. Johnson has been a director of the Company since May 9, 2024. Mr. Johnson has served as President and Chief Executive Officer of Silicon Labs, a global semiconductor technology company, since 2022. Prior to this position, Mr. Johnson served as President of Silicon Labs from 2021 to 2022 and as Senior Vice President and General Manager of Silicon Lab's Internet of Things Products from 2018 to 2021. Prior to joining Silicon Labs, Mr. Johnson, held various leadership positions at NXP Semiconductors, N.V., Freescale Semiconductors, Inc., and Fairchild Semiconductor International, Inc. Mr. Johnson holds a Bachelor of Science degree in Electrical Engineering Technology from the University of Maine and has completed executive courses at Harvard Business School and Stanford University. Mr. Johnson is currently serving on the boards of Dell Children's Foundation, the Global Semiconductor Alliance and the Semiconductor Industry Alliance. Mr. Johnson brings to the Company's Board of Directors extensive experience in business operations, strategic planning, and corporate governance.

Mary Kay Ladone
Director

Ms. Ladone has been a director of the Company since July 11, 2024. Until January 2022, Ms. Ladone served as Corporate Officer and Senior Vice President, Corporate Development, Strategy & Investor Relations at Hill-Rom Holdings, Inc., a medical technology company. Previously, Ms. Ladone served as Senior Vice President and Corporate Officer, Investor Relations of Baxalta, Inc., a global biopharmaceutical company. Prior to Baxalta Inc., Ms. Ladone served in a variety of senior finance, business development and investor relations roles for Baxter International, Inc., a global medtech company, from 1998 until July 2015. Ms. Ladone currently serves on the board of directors of Bioventus Inc. (Nasdaq: BVS), a medical device company focused on pain treatments, restorative therapies and surgical solutions, Inogen (Nasdaq: INGN), a portable oxygen therapies provider, and Kestra Medical Technologies, Ltd. (Nasdaq: KMTS), a wearable medical device and digital healthcare company. Ms. Ladone received a Bachelor of Business Administration degree from the University of Notre Dame. Ms. Ladone brings to the Company’s Board of Directors extensive experience in and valuable insights on corporate development, finance, and investor relations.

Maxine L. Mauricio
Director

Ms. Mauricio has been a Director of the Company since May 26, 2020. Ms. Mauricio has served as General Counsel and Secretary of EMCOR Group Inc.(“EMCOR”), a provider of facilities construction and industrial services, since January 2016 and Chief Administrative Officer since January 2024. Ms. Mauricio has been an Executive Vice President of EMCOR since February 2021 and was a Senior Vice President from January 2016 to February 2021. From January 2012 to December 2015, Ms. Mauricio was Vice President and Deputy General Counsel of EMCOR, and from May 2002 to December 2011, she served as EMCOR’s Assistant General Counsel. Prior to joining EMCOR, Ms. Mauricio was an associate at Ropes & Gray LLP. Ms. Mauricio received her bachelor’s degree summa cum laude from Dartmouth College and graduated cum laude from Harvard Law School. Currently, Ms. Mauricio is a member of the Native American Visiting Committee of Dartmouth College and the Board of Visitors of the Nelson A. Rockefeller Center for Public Policy and the Social Sciences. At EMCOR, in addition to legal and compliance matters, Ms. Mauricio has the oversight responsibility for sustainability, diversity and inclusion, human resources, cybersecurity, safety and marketing. In May 2022, Ms. Mauricio received a certificate from MIT Management Executive Education in Cybersecurity Leadership for Non-Technical Executives. Ms. Mauricio brings to the Company’s Board of Directors extensive corporate governance, legal, cybersecurity leadership and compliance expertise acquired at a global Fortune 500 company.

Thomas N. Secor
Director

Mr. Secor has been a Director of the Company since June 14, 2012. Mr. Secor has been Managing Director of Morningside Heights Capital, an investment firm, since March 2012. From April 2007 until March 2012, Mr. Secor was employed by Goldman Sachs & Co, where he worked with Liberty Harbor, an absolute-return investment fund. While at Liberty Harbor, Mr. Secor focused on the fund’s fundamental investment strategies, including debt and equity transactions. From 2005 until March 2007, Mr. Secor was a director and member of the legal group at Amaranth Advisors, an investment advisor. From 1998 until 2005, Mr. Secor was an attorney with Cleary, Gottlieb, Steen & Hamilton where he specialized in corporate and securities law. Mr. Secor received his Bachelor of Arts degree, cum laude, from Pomona College and his Juris Doctorate, cum laude, from the University of Chicago Law School. Mr. Secor brings to the Company’s Board of Directors more than 20 years of experience in strategic transactions, corporate finance and profit management across a wide range of industries, as well as extensive corporate governance experience.

Darlene J.S. Solomon, Ph.D.
Director

Dr. Solomon has been a Director of the Company since June 28, 2022. She served as Senior Vice President and Chief Technology Officer of Agilent Technologies, Inc., a global leader in the life sciences, diagnostics and applied chemical markets, from 2006 until July 2023. Prior to 2006, Dr. Solomon served as Vice President and Director of Agilent Laboratories, Agilent's centralized advanced research organization. She joined Agilent in 1999 and served in a dual capacity as the director of the Life Sciences Technologies Laboratory and as the senior director, research and development/technology for Agilent’s Life Sciences and Chemical Analysis business. She received her bachelor’s degree in Chemistry from Stanford University and her Ph.D. in Inorganic Chemistry from MIT. Dr. Solomon is a member of the National Academy of Engineering and serves on multiple academic and government advisory boards focused on science, technology, and innovation. Dr. Solomon has also served on the Board of Directors at Materion Corporation, a leader in advanced materials, since 2011. With extensive knowledge and experience in markets important to Novanta and leading innovation in a diversified global technology enterprise, Dr. Solomon brings to the Company’s Board of Directors valuable insight on research and development, strategy, sustainability, and additional operational challenges faced by companies focused on commercialization of technology innovations.

Frank A. Wilson

Director

Mr. Wilson has been a Director of the Company since May 13, 2021. Mr. Wilson served most recently as Chief Financial Officer and Senior Vice President of PerkinElmer, Inc. (“PerkinElmer”), a life sciences diagnostics, discovery and analytical solutions company, from 2009 until his retirement in 2018. Prior to joining PerkinElmer, Mr. Wilson held key business development and finance roles for over 12 years at Danaher Corporation, a global science and technology conglomerate, including the position of Corporate Vice President of Investor Relations. Earlier in his career, Mr. Wilson worked for several years at AlliedSignal, Inc., now Honeywell International Inc., where he served as Vice President of Finance and Chief Financial Officer for the Commercial Avionics Systems division. Prior to Allied Signal, he held financial and controllership positions of increasing responsibility at PepsiCo Inc., as well as roles at E.F. Hutton and Company and KPMG LLP. Mr. Wilson has also served as a member of the board of directors of Alkermes plc, a public fully integrated, global biopharmaceutical company, since 2019 and Cabot Corporation, a public global specialty chemicals and performance materials company, since 2018. From 2015 to early 2019, Mr. Wilson served as a member of the board of directors of Sparton Corporation, a provider of complex and sophisticated electromechanical devices, where he also served as the chair of the audit committee and chair of the board. Mr. Wilson is a Certified Public Accountant. Mr. Wilson brings to the Company’s Board of Directors extensive experience and expertise in financial management and business growth strategy from a variety of global industries.

Item 2–Advisory Vote on the

Company’s Executive Compensation

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 provides our shareholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (“NEOs”), which currently consist of our Chief Executive Officer, Chief Financial Officer, General Counsel and Corporate Secretary, and former Chief Human Resources Officer, as disclosed in this management proxy circular in accordance with the SEC’s rules. The Company has held a “say-on-pay” advisory vote every year since 2013 and, subject to the Company's determination after considering the advisory vote on the frequency of future advisory votes on executive compensation (see Item 3), the Company expects the next “say-on-pay” advisory vote following this one will occur at the 2026 annual meeting of shareholders.

Summary

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking our shareholders to provide advisory approval of the compensation of our named executive officers as such compensation is described in the “Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this management proxy circular, beginning on page 35.

Motivating and retaining our talented and experienced leadership team is a critical component of our long-term success. We maintain an effective executive compensation program that incorporates best practices, sound governance policies and delivers the majority of our named executive officers’ annual compensation through performance-based incentives that focus on both short-term and long-term sustainable performance. Our executive compensation program is designed to align with both shareholder interests and company performance through a combination of base salary, cash incentive awards and long-term equity-based incentive awards in the form of both service-based vesting options to purchase our common shares and performance-based vesting restricted stock units (“performance stock units” or “PSUs”).

The following is a summary of some of the key points of our executive compensation program. We urge our shareholders to review the “Compensation Discussion and Analysis” section of this management proxy circular and the tabular disclosures following such section for more information.

•
Compensation Best Practices. We employ the following policies and practices that are designed to ensure our executive compensation programs are well-governed, reflect market-based best practices and do not promote inappropriate risk taking:

Independent Compensation Committee	Yes
Independent Compensation Advisor	Yes
Stock Ownership Guidelines	Yes
No Section 280G Excise Tax Gross-Ups	Yes
No Single-Trigger Equity Vesting upon Change in Control	Yes
No Stock Option Repricing Without Shareholder Approval	Yes
Claw-back Policy for Incentive Compensation	Yes
Anti-Hedging and Anti-Pledging Policies	Yes
Formal Succession Plan Review	Yes
Compensation Risk Assessment	Annual
Shareholder Vote to Approve Executive Compensation on an Advisory Basis	Annual
•
Pay-for-Performance. We aim to align our executive compensation with both annual and long-term performance goals of the Company. Our Senior Management Incentive Plan (“SMIP”) provides cash incentive awards based on, at the discretion of the Compensation Committee, a specific or a combination of the Company’s financial performance metrics, such as Adjusted EBITDA, Organic Revenue Growth, Adjusted Gross Margin, and Net Working Capital as a percentage of revenue (“NWC Ratio”). In 2024, the cash incentive awards component of our executive compensation was based on Organic Revenue Growth and Adjusted EBITDA. The Organic Revenue Growth and Adjusted EBITDA target levels of performance are correlated with the Company’s revenue growth and profit growth.
•
Long-Term Compensation. In 2024, our annual long-term incentive compensation program included a mix of stock options that vest ratably over three years and performance stock units that cliff vest on January 1, 2027 following the three-year performance period ending December 31, 2026, subject to continued employment through the date of vesting, achievement of applicable performance thresholds and accelerated vesting upon certain termination of employment or change in control events. Our long-term incentive compensation program is intended to align the interests of our executives with those of our shareholders, encourage retention and focus the executives on long-term profitable growth and shareholder value creation.
•
Prudent Corporate Governance. We are committed to maintaining a prudent corporate governance model and to continually improving our compensation practices and policies. Key practices in this regard include an annual review of the Company’s compensation program by the Compensation Committee and the maintenance of a Compensation Committee composed entirely of independent, non-employee directors who satisfy applicable independence requirements.

•
Independent Compensation Consultation. For fiscal year 2024 compensation benchmarking and program design advice, the Compensation Committee used an independent global executive compensation consulting firm, Aon plc, to advise the Compensation Committee on matters related to executive compensation.
•
Input from Shareholders. The Company has determined to hold a “say-on-pay” advisory vote every year to regularly receive and review input from shareholders on our compensation programs and practices.

The Compensation Committee believes that the policies and procedures articulated in the “Compensation Discussion and Analysis” section are effective in achieving the Company’s goals and that the compensation of the Company’s named executive officers reported in this management proxy circular reflects and supports these compensation policies and objectives. We encourage shareholders to review the “Compensation Discussion and Analysis” section beginning on page 35 of this management proxy circular.

Recommendation

Our Board of Directors believes that the information provided above and within the “Compensation Discussion and Analysis” section of this management proxy circular demonstrates that our executive compensation program was designed appropriately to support long-term value creation and aligns the interests of our named executive officers with the interests of our shareholders.

The following resolution will be submitted for a shareholder vote at the 2025 Annual Meeting:

RESOLVED, that the shareholders of Novanta Inc. approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“SEC”), including the “Compensation Discussion and Analysis”, compensation tables and narrative discussion set forth in this management proxy circular.

This vote on our executive compensation is advisory and therefore not binding on the Company, the Compensation Committee or the Board of Directors. However, the Compensation Committee will consider the outcome of the vote when making future compensation decisions for the named executive officers.

Required Vote

The affirmative vote of a majority of the votes cast in respect of this matter at the 2025 Annual Meeting is required to approve, on an advisory (non-binding) basis, the compensation of our named executive officers. Abstentions and broker non-votes will not be counted in determining the number of votes cast, and thus will not affect the voting results of this proposal.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE RESOLUTION APPROVING THE COMPANY’S COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

Item 3–Advisory Vote on the

Frequency of Future Advisory Votes on Executive Compensation

Background

Section 14A of the Exchange Act requires us to submit a non-binding, advisory vote to shareholders at least once every six years to allow shareholders to express their opinion as to whether advisory votes on executive compensation should be held every one, two or three years. In 2019, our shareholders voted in favor of holding the advisory votes on executive compensation every year, and the Company adopted this standard. In accordance with the SEC requirement, shareholders are again being asked to vote, on a non-binding basis, on the frequency of future advisory votes on executive compensation in 2025.

Recommendation

The Company, the Compensation Committee and the Board of Directors believe that it is appropriate and in the best interest of the Company and the Company’s shareholders to cast an advisory vote on executive compensation every year for the following reasons:

•
Our Compensation Committee makes key executive compensation decisions every year;
•
Annual votes would provide us with shareholder input that is more current than would be the case with less frequent votes;
•
We prepare a Compensation Discussion and Analysis on an annual basis with much of the focus on compensation for both the preceding year and current year; and
•
We have a large institutional investor base, which includes many investors who have expressed a preference for annual say-on-pay votes.

The enclosed proxy card includes four choices for voting on this item. You can choose whether the shareholder advisory vote on executive compensation should be conducted every year, every two years, or every three years.

You may also abstain from voting on this item. Although your vote on this advisory vote is not binding, the Company will consider the results of the vote when making its decision on the frequency of the advisory votes on executive compensation.

Required Vote

The affirmative vote of a majority of the common shares represented and cast in respect of this matter at the 2025 Annual Meeting is required to approve, on an advisory (non-binding) basis, the frequency of future advisory votes on the compensation of our named executive officers. If no frequency receives the approval of a majority of the common shares represented and cast with respect to this matter, we will consider the option of ONE YEAR, TWO YEARS or THREE YEARS that receives the highest number of votes cast to be the frequency recommended by shareholders. Abstentions and broker non-votes will not be counted in determining the number of votes cast, and thus will not affect the voting results of this proposal.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “ONE YEAR” FOR THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPANY’S EXECUTIVE COMPENSATION.

Item 4–Appointment of Independent

Registered Public Accounting Firm

At the 2025 Annual Meeting, the shareholders will be asked to approve the appointment of Deloitte & Touche, LLC (“Deloitte”) as the Company’s independent registered public accounting firm to serve until the 2026 annual meeting of shareholders, or until such firm’s earlier resignation or removal. Deloitte has served as the Company's independent registered public accounting firm since 2024.

The Audit Committee of the Board completed a competitive process to recommend the engagement of the Company’s independent registered public accounting firm for the year ended December 31, 2024. Multiple firms were invited to participate in this process, including the Company’s former independent registered public accounting firm, PricewaterhouseCoopers LLC (“PwC”). As a result of this process, and in order for Deloitte to assume office immediately and to comply with the requirements of the Business Corporations Act (New Brunswick), on March 13, 2024, the Board, upon the recommendation of the Audit Committee, requested that PwC resign as the Company’s independent registered public accounting firm. Effective as of March 14, 2024, the Board approved the engagement of Deloitte as the Company’s independent registered accounting firm.

PwC’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2023 and December 31, 2022 and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2023 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent interim period through March 13, 2024, there were no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions, between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in their reports on the financial statements for such years. During the fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent interim period through March 13, 2024, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the disclosures included in its Current Report on Form 8-K filed on March 15, 2024 (the “Current Report”). The Company requested that PwC furnish a letter addressed to the SEC stating whether or not it agreed with the statements made in the Current Report. A copy of PwC’s letter dated March 15, 2024 was filed as Exhibit 16.1 to the Current Report.

During the fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent interim period through March 14, 2024, neither the Company nor anyone acting on its behalf consulted with Deloitte with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

We expect a representative of Deloitte to be present at the meeting to answer appropriate questions and to have an opportunity to make a statement if desired.

Required Vote

The affirmative vote of a majority of the votes cast in respect of this matter at the 2025 Annual Meeting is required to approve the appointment of Deloitte as the Company’s independent registered public accounting firm to serve until the 2026 annual meeting of shareholders. Abstentions and broker non-votes will not be counted in determining the number of votes cast, and thus will not affect the voting results of this proposal. Because brokers have discretionary authority to vote on the appointment of Deloitte, we do not expect any broker non-votes in connection with this proposal.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS APPOINTMENT.

Independent Registered Public Accounting Firm Fees and Services

The Board engaged Deloitte as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. The Company did not pay Deloitte any fees in connection with the audits of its consolidated financial statements for the fiscal year ending December 31, 2023.

Set forth below are the fees paid by the Company to its current independent registered accounting firm, Deloitte, and former independent registered public accounting firm, PwC, for the fiscal years ended December 31, 2024 and 2023.

	2024	2023
Audit Fees(1)	$2,036,000	$2,455,000
Audit-Related Fees(2)	40,000	—
Tax Fees(3)	133,000	390,000
All Other Fees(4)	—	2,000
Total	$2,209,000	$2,847,000
1.)
Consist of fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements and internal control over financial reporting, review of the Company’s interim consolidated financial statements included in quarterly reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings or engagements.
2.)
Consists of fees for professional services rendered in connection with registration statement filings with the SEC.
3.)
Consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.
4.)
Consist of fees billed for online accounting and disclosure research tools.

Pre-approval Policies and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm. This policy generally provides that the Company will not engage its independent registered public accounting firm to render audit or non-audit services unless the Audit Committee specifically approves the services in advance, or the engagement is entered into pursuant to the pre-approval procedure described below.

Pursuant to the Audit Committee Charter, the Audit Committee may delegate pre-approval authority to an individual member of the Audit Committee. The decisions of any individual Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee has delegated to the Chair of the committee the authority to pre-approve any audit, non-audit or other services provided to the Company by the Company’s independent registered public accounting firm, except for the annual audit engagement and fees, which must be approved by the full Audit Committee.

The pre-approval of the Audit Committee or the pre-approval of the Chair of the Audit Committee was obtained for all services provided by Deloitte in fiscal year 2024.

Non-Audit Services

The Audit Committee reviews non-audit services proposed to be provided by the independent registered public accounting firm to determine whether they would be compatible with maintaining the independent registered public accounting firm’s independence. The Audit Committee has established policies and procedures for the engagement of the independent registered public accounting firm to provide non-audit services. Specifically:

•
The Audit Committee reviews and pre-approves estimated fees, or a reasonable range of such estimated fees, by specific categories of non-audit services (that are detailed as to the particular services) that the independent registered public accounting firm is to be permitted to provide. No prohibited services in the auditor independence provisions of the Sarbanes-Oxley Act of 2002 are permitted or approved. The Audit Committee’s review includes an evaluation of the possible impact of the provision of such services by the independent registered public accounting firm on the firm’s independence in performing its audit and audit-related services.
•
The Audit Committee pre-approves all non-audit services performed by the independent registered public accounting firm either by project or by category of service.

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the accounting and financial reporting processes of the Company and the audits of the consolidated financial statements of the Company.

In conjunction with the specific activities performed by the Audit Committee in its oversight role, it issued the following report:

1.
The Audit Committee has reviewed and discussed the audited consolidated financial statements as of and for the year ended December 31, 2024 with the Company’s management.
2.
The Audit Committee has discussed with Deloitte, the independent registered public accounting firm for the year ended December 31, 2024, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
3.
The Audit Committee has received from Deloitte the written disclosures and the letters required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Deloitte their independence from the Company.

Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Mr. Frank A. Wilson (Chair)

Ms. Barbara B. Hulit

Mr. Thomas N. Secor

The foregoing Report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Executive Officers

Set forth below is information regarding the Company’s current executive officers who are not also directors. Information concerning Matthijs Glastra, our Chief Executive Officer (“CEO”), may be found above in the section entitled “Item 1–Election of Directors” on page 7 of this management proxy circular.

Robert J. Buckley

Chief Financial Officer

Age: 51

Executive Officer since March 2011

Mr. Buckley was appointed the Company’s Chief Financial Officer on March 31, 2011. Prior to joining the Company in February 2011, Mr. Buckley had a ten-year career with PerkinElmer, Inc. (“PerkinElmer”), a provider of technology and services to the diagnostics, research, environmental, safety and security, industrial and laboratory services markets, where he served in several financial management positions of increasing responsibilities. From September 2008 to February 2011, Mr. Buckley served as Vice President and Chief Financial Officer of PerkinElmer’s Environmental Health business. From September 2005 to September 2008, Mr. Buckley was Chief Financial Officer of PerkinElmer’s Asian operations. From April 2001 to August 2005, Mr. Buckley served in various financial management roles at PerkinElmer. Prior to joining PerkinElmer, Mr. Buckley held management positions with Honeywell International, Inc., a diversified technology and manufacturing company, and Georgeson & Company, Inc. Mr. Buckley holds a Bachelor of Arts degree in Finance from Manhattanville College and an M.B.A. from University of California at Los Angeles (U.C.L.A.).

John Lesica

Co-Chief Operating Officer, Medical Solutions

Age: 49

Executive Officer since January 2025

Mr. Lesica has served as the Co-Chief Operating Officer since January 2025. He is responsible for the Medical Solutions segment which focuses on Advanced Surgery and Precision Medicine. He is also responsible for Novanta’s enterprise-wide key account management program. Prior to Novanta, he led and grew innovation driven businesses serving Pharma, Biotech, Clinical, Academic and Industrial end markets during a 22-year career with Thermo Fisher Scientific [NYSE: TMO], both in Europe as well as across the US. He most recently served as President of Thermo Fisher’s $3.5 billion Chromatography and Mass Spectrometry Division. Prior to that, he held multiple President and general manager and leadership positions at various Thermo Fisher groups, including Life Sciences, Chemical Analysis, and Customer Channels. He started his career at GE within their operations management leadership program. Mr. Lesica holds a Master of Business Administration degree from Babson College and a Bachelor of Science degree in Chemical Engineering from Rensselaer Polytechnic Institute.

Chuck Ravetto

Co-Chief Operating Officer, Automation Enabling Technologies

Age: 54

Executive Officer since January 2025

Mr. Ravetto joined Novanta in April 2022 as Group President of the Automation Enabling Technologies Group and was appointed Co-Chief Operating Officer in January 2025. Prior to joining Novanta, Mr. Ravetto had a 20+ year successful career at Danaher Corporation [NYSE: DHR], where he held various executive and leadership roles in high-tech industrial and healthcare businesses, in both hardware and software. He most recently was the Senior Vice President of Esko in Belgium that includes software, automation, CTP imaging and vision inspection systems businesses. Prior to Esko, he led the KaVo Kerr dental business, based in Germany. He started his career at Videojet in the U.S. in engineering and product management leadership roles. Mr. Ravetto has a B.Sc. degree in Mechanical Engineering from the University of Illinois in Chicago and an MBA from the Kellogg School of Management at Northwestern University.

Michele D. Welsh

General Counsel and Corporate Secretary

Age: 51

Executive Officer since July 2022

Ms. Welsh joined the Company in July 2022 as General Counsel and Corporate Secretary. She brings to Novanta many years of experience working with global, public companies across multiple industries. Prior to joining Novanta, Ms. Welsh was the Vice President, Assistant General Counsel & Legal Compliance at Carlisle Companies Incorporated, a diversified, global manufacturing company from May 2018 to May 2022. At Carlisle, Ms. Welsh managed M&A and strategic transactions, commercial and corporate matters and oversaw compliance functions. Before Carlisle, Ms. Welsh had a variety of increasingly senior legal roles at Aon plc, a global professional services firm providing a broad range of risk, reinsurance, retirement and health solutions, from September 2007 to April 2018. Prior to her time at Aon, Ms. Welsh practiced law in the corporate and securities practices of the law firms of Neal, Gerber and Eisenberg LLP and Thompson Coburn LLP, where she represented public and private companies in multiple industries on a wide variety of corporate governance, securities and M&A matters. Ms. Welsh holds a B.S.B.A. from the University of North Carolina – Chapel Hill and a J.D. from Boston College Law School.

Corporate Governance

The Board of Directors

Our Board represents the interests of our shareholders and oversees the Company’s business and affairs pursuant to our governing documents. Members of the Board oversee the Company’s business and affairs by, among other things, participating in Board and Committee meetings, reviewing materials provided to them, engaging with the Chair of the Board and CEO and with key members of management and associates, bringing in outside experts, and discussing feedback from shareholders and other stakeholders.

The Board is elected annually and each of our directors stands for re-election every year. The size of the Board has been set by resolution of the Directors at nine directors and the Board is currently comprised of nine directors. All current directors, except Mr. Glastra, have been determined by the Board to be independent under the rules of The Nasdaq Stock Market LLC (“Nasdaq”).

Please see the biography of each director under the section entitled “Item 1–Election of Directors” for the public company boards on which each director serves.

Board Leadership Structure

The Board is responsible for the overall stewardship of the Company. The Board discharges this responsibility directly and through delegation of specific responsibilities to its committees, including the Audit Committee, the Compensation Committee and the Environmental, Social and Governance (“ESG”) Committee, as well as the Chair of the Board and officers of the Company. Each of the Audit Committee, Compensation Committee and ESG Committee has a charter defining its responsibilities. The Board does not have an executive committee.

The Company’s By-Laws require the Chair of the Board to be a director and provide the Board with the ability to appoint the CEO of the Company as the Chair of the Board. This approach gives the Board the necessary flexibility to determine whether these positions should be held by the same person or by separate persons based on the leadership needs of the Company at any particular time. We recognize that different board leadership structures may be appropriate for companies in different situations.

The ESG Committee and the Board have determined that it would be in the best interests of the Company and its shareholders to combine the roles of the Chair of the Board and the CEO. Accordingly, Mr. Glastra has served as our Chair of the Board since the 2021 annual and special meeting of shareholders (the "2021 Annual Meeting"). The ESG Committee and the Board also recognize the importance of providing additional, independent oversight of the Board and are committed to upholding the strongest principles in corporate governance for the benefit of all shareholders. Accordingly, the independent directors of the Board appointed Lonny J. Carpenter as the Company’s independent Lead Director ("Lead Director"). Mr. Carpenter has served in this role since the conclusion of the 2021 Annual Meeting.

The ESG Committee and the Board believe that the combination of the roles of the Chair of the Board and the CEO is appropriate at this time because Mr. Glastra has a deep understanding of the Company’s business since his appointment as CEO in 2016 and Mr. Glastra is best positioned to lead the Company and provide strategic direction to the Company and the Board. This structure also facilitates the flow of information and communications between the Board and the Company’s senior management, while providing for effective oversight by an independent Board through a strong independent Lead Director acting in accordance with the Company’s robust corporate governance practices and policies.

Our Lead Director’s responsibilities include, but are not limited to:

•
presiding over all meetings of the Board at which the Chair is not present, including executive sessions of the independent directors;
•
calling meetings or separate sessions of the independent directors;
•
approving Board meeting schedules and agendas;
•
approving information sent to the Board;
•
acting as the liaison between the independent directors and the Chair of the Board and CEO; and
•
when appropriate, meeting or otherwise communicating with major shareholders or other constituencies that are involved with the Company.

If in the future the Chair of the Board is an independent director, that person will assume the responsibilities set forth above of the Lead Director while serving as the Chair of the Board. The Board may modify its leadership structure in the future as it deems appropriate.

Director Independence

The Company’s Corporate Governance Guidelines provide that an independent director is a director who meets the criteria for independence as required by Nasdaq, as affirmatively determined by the Board. This definition is included in the Corporate Governance Guidelines, which are available at https://novanta.com under “Investors” — “Governance.” In making a determination of whether a director has any relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, the Board considers all relevant facts and circumstances, including but not limited to the director’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. Ownership of a significant amount of the Company’s stock may or may not preclude the Board from concluding that a director is independent. In evaluating and determining the independence of the directors, the Board considered that in the ordinary course of business, transactions may occur between the Company and entities with which some of the directors are or have been affiliated and that the Company may have other relationships with its directors.

Consistent with these considerations, the Board has affirmatively determined that all of our non-management directors are independent within the meaning of the Nasdaq rules. The independent directors are Lonny J. Carpenter, Barbara B. Hulit, R. Matthew Johnson, Mary Kay Ladone, Maxine L. Mauricio, Darlene J.S. Solomon, Ph.D., Thomas N. Secor, and Frank A. Wilson. Former director, Katherine A. Owen, was previously determined to be independent during the period in which she served on the Board. Mr. Glastra is not independent because he is the Company’s CEO.

Corporate Governance Highlights

The following table summarizes our current Board structure and key elements of our corporate governance framework:

Size of the Board	Nine Directors
Number of Independent Directors	Eight Directors
Percentage of Independent Directors	89%
Percentage of Directors That Are Women and/or Members of Underrepresented Groups	44%
Number of Directors That Are Women	Four Directors
Board Self-Evaluation	Annual
Review of Independence of the Board	At Least Annually
Independent Directors Meet Without Management Present	Yes
All Directors Elected Annually	Yes
Voting Standard for Election of Directors	Majority of Votes Cast*
Corporate Governance Guidelines	Yes
Diversity (as to background, experience and skills)	Yes
Prohibition on Hedging Company Stock	Yes

*For uncontested elections. See page 5 for additional information.

Board Committees and Meetings

The Board has a responsibility for establishing broad corporate policies and reviewing the overall performance, rather than the day-to-day operations of the Company. The Board’s primary responsibility is to oversee the management of the Company and, in so doing, the Board serves the best interests of the Company and its shareholders. The Board selects, evaluates and provides for the succession of our executive officers. It reviews and approves corporate objectives and strategies and evaluates significant policies and major proposed commitments of corporate resources. It participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of the Company’s business activities through regular written reports and presentations at Board and committee meetings.

The Board maintains an Audit Committee, Compensation Committee and ESG Committee, whose functions are described below. All members of the Audit Committee, Compensation Committee and ESG Committee are independent directors. The following table sets forth the membership of these committees:

Name	Audit Committee	Compensation Committee	ESG Committee
Lonny J. Carpenter		CHAIR	X
Barbara B. Hulit	X		X
R. Matthew Johnson
Mary Kay Ladone
Maxine L. Mauricio			CHAIR
Thomas N. Secor	X		X
Darlene J.S. Solomon, Ph.D.		X
Frank A. Wilson	CHAIR	X

Each of the Board committees maintains a written charter detailing its authority and responsibilities. These charters are reviewed and updated periodically as legislative and regulatory developments and business circumstances warrant. The committee charters are available in their entirety on the Investors page of our website at https://investors.novanta.com under the Governance tab.

Meetings

The Board and the following committees met as follows during the year ended December 31, 2024:

Name	Number of Meetings
Board of Directors	6
Audit Committee	5
Compensation Committee	3
ESG Committee	3

The independent directors also meet routinely in executive sessions in connection with regular meetings of the Board. Mr. Carpenter presides over all executive sessions at which he is present.

During 2024, each director attended at least 83% of the Board meetings, and 100% of the meetings of the standing committees of which such director is a member. Members of the Board of Directors are strongly encouraged to attend the Company’s annual meeting of shareholders. In 2024, all of the directors attended the annual meeting of shareholders.

The Audit Committee

The Audit Committee consists of Ms. Hulit, Mr. Secor and Mr. Wilson, with Mr. Wilson serving as Chair. All members of the Audit Committee meet the membership requirements of Nasdaq, including the requirements regarding financial literacy and financial sophistication, and the Board has determined that each member of the Audit Committee is independent under the listing standards of Nasdaq and the rules of the SEC regarding audit committee membership. The Board further determined that Mr. Wilson is an “audit committee financial expert” as defined by the SEC.

The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm and is responsible for reviewing and discussing with management and the independent registered public accounting firm the Company’s audited annual consolidated financial statements and unaudited interim consolidated financial statements. The Audit Committee also reviews the independence and quality control procedures of the independent registered public accounting firm, reviews management’s assessment of the effectiveness of internal controls, and discusses with management the Company’s policies with respect to risk assessment and risk management, including cybersecurity risks.

The Compensation Committee

The Compensation Committee consists of Mr. Carpenter, Dr. Solomon and Mr. Wilson, with Mr. Carpenter serving as Chair. All members of the Compensation Committee meet the membership requirements of Nasdaq, and each member of the Compensation Committee is independent under the listing standards of Nasdaq regarding compensation committee membership.

The Compensation Committee is responsible for assisting the Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing the overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation. Specifically, the Compensation Committee reviews and approves the compensation and benefits of the CEO and the other officers, oversees the performance evaluation of the CEO and the other officers, and reviews and approves the Senior Management Incentive Plan (including grants of equity compensation and annual cash incentive compensation for the officers and certain other key employees).

The Compensation Committee has the authority under its charter to directly retain and cause the Company to pay reasonable compensation for compensation consultants, legal counsel and other advisors as it deems necessary or appropriate. In 2024, the Compensation Committee retained Aon plc, as its independent compensation consultant to assist the Compensation Committee with benchmarking and design advice related to the Company’s 2024 executive compensation programs.

Finally, the Company sought to maintain the strong governance of its executive compensation program. In particular, during the fiscal year 2024, the Compensation Committee:

•
Convened three times;
•
Reviewed the performance of the CEO;
•
Reviewed the performance of the other officers;
•
Considered the results of the Company’s fiscal year 2024 say-on-pay voting results; and
•
Completed a risk assessment of the Company's compensation programs.

In addition, the Compensation Committee continually evaluates the Company’s compensation policies and practices to ensure that they are consistent with good governance principles. Below are highlights of what we do and what we do not do:

What We Do		What We Do Not Do
✓	Pay for Performance. We place significant weight on performance-based, at-risk, long-term compensation.	✗	No Excise Tax Gross-Ups. We do not provide any compensation-related tax gross-ups (except in connection with relocation expenses).
✓	Robust Performance Goals. We deliver rewards that are based on the achievement of long-term objectives and the creation of shareholder value.	✗	No Excessive Perks. We do not provide significant perquisites.
✓

Options Granted at Fair Market Value. Annual stock options awarded to Named Executive Officers are approved by the Compensation Committee at an exercise price not less than the fair market value of Novanta common stock on the date of grant.

✗

No Excessive Risks or Short-Term Results to the Detriment of Long-Term Results. Compensation practices and pay mix heavily weighted toward long-term incentives aligned with the interests of shareholders and designed to dis-incentivize excessive risk taking.

✓

Clawback Practices. We maintain a clawback policy with respect to incentive-based cash and equity compensation consistent with Rule 10D-1 under the Exchange Act and the corresponding listing standard adopted by the Nasdaq.

		✗	Ban on Hedging. We do not allow employees, officers or directors to hedge Company stock.
✓	Robust Stock Ownership Requirements. We maintain stock ownership guidelines for our CEO and other Named Executive Officers.	✗	No Replacement Awards. We do not reprice or replace out-of-the-money stock options.
✓	Double Trigger in the Event of a Change-in-Control. We have double-trigger vesting of cash severance payments and equity awards upon a change in control.	✗	No Guaranteed Employment. We do not have contracts that guarantee employment with any executives (all employment is terminable at will).
✓	Maximum Payout Caps for Incentive Plans. We have a cap on cash incentive compensation at 200% and performance-based equity incentive compensation at 260% of target number of shares.	✗	No Dividends on Unvested Awards. We do not pay dividends on unvested stock awards.

For a discussion of the Compensation Committee’s processes and procedures for considering and determining compensation for our officers, please see the “Compensation Discussion and Analysis” section.

The Environmental, Social and Governance Committee

The Environmental, Social and Governance Committee (the “ESG Committee”) consists of Mr. Carpenter, Ms. Hulit, Ms. Mauricio, and Mr. Secor, with Ms. Mauricio serving as Chair. All members of the ESG Committee meet the membership requirements of Nasdaq.

The ESG Committee is responsible for: (a) identifying individuals qualified to become Board members and recommending such individuals to the Board as director nominees; (b) overseeing the Company’s corporate governance policies and practices, including a set of corporate governance principles applicable to the Company; (c) reviewing the qualifications of directors eligible to become members of the different committees of the Board and recommending to the Board director nominees for each committee; (d) overseeing annual performance reviews of the Board and its committees; (e) overseeing the Company’s sustainability strategy, initiatives, policies and risks, including regarding climate change, environmental stewardship and social issues; (f) evaluating and making recommendations to the Board regarding compensation of non-management directors; and (g) overseeing the Company's enterprise cybersecurity program.

Selection and Evaluation of Director Candidates

In searching for qualified director candidates for election to the Board and to fill vacancies on the Board, the ESG Committee solicits current directors for the names of potentially qualified candidates and may ask directors to pursue their own business contacts for the names of potentially qualified candidates and to conduct due diligence on director candidates. In addition, the ESG Committee may from time to time retain an outside search firm to assist in the search for qualified candidates. In the event there is or will be a vacancy on the Board, the ESG Committee will consider suggestions from shareholders for nominees for election as directors and evaluate such suggested nominees on the same terms as candidates identified by directors, officers, outside advisors or search firms selected by the ESG Committee.

The criteria that the ESG Committee has established for selecting members of the Board are contained in the Corporate Governance Guidelines, which are available on the Investors page of the Company’s website at https://investors.novanta.com, under the Governance tab. The criteria include a consideration of the candidate’s independence, demonstrated ethical standards, experience at the policy-making level, ability to work constructively with the other directors and the CEO, capacity to evaluate strategy and reach sound conclusions, motivation and time to devote themselves to Company matters, and ability to take into account and balance the legitimate needs of all shareholders and other stakeholders in reaching decisions. In addition, the Board is committed to seeking out highly qualified candidates with different backgrounds, skills and experiences as part of each Board search that the Company undertakes.

The ESG Committee assesses the effectiveness of this policy as part of its annual self-evaluation.

Once potential candidates are identified, the ESG Committee reviews the backgrounds of those candidates, conducts interviews of candidates and establishes a list of final candidates. To the extent practicable, final candidates are then interviewed by each member of the ESG Committee and the Chair of the Board and CEO. Reasonable efforts are made to have all remaining directors interview the final candidate or candidates.

The ESG Committee and the Board have not established a formal policy with regards to the consideration of director candidates recommended by shareholders. This is due to the following factors: (i) the limited number of such recommendations, (ii) the need to evaluate such recommendations on a case-by-case basis, and (iii) the expectation that recommendations from shareholders would be considered in the same manner as recommendations by directors, officers, outside advisors or search firms in the event of a vacancy on the Board.

Any shareholder who intends to recommend a candidate to the ESG Committee for nomination as a director should deliver a written notice to the Company with the following information: (a) the suggested candidate’s biographical data (including business experience, service on other boards, and academic credentials); (b) all transactions and relationships, if any, between the recommending shareholder or such candidate, on the one hand, and the Company or its management, on the other hand, as well as any relationships or arrangements, if any, between the recommending shareholder and the candidate and any other transactions or relationships of which the Board should be aware in order to evaluate such candidate’s potential independence as a director; (c) details of whether the candidate or the recommending shareholder is involved in any on-going litigation adverse to the Company or is associated with an entity which is engaged in such litigation; and (d) whether the candidate or any company for which the candidate serves or has served as an officer or director is, or has been, the subject of any bankruptcy, SEC or criminal proceedings or investigations, any civil proceedings or investigations related to fraud, accounting or financial misconduct, or any other material civil proceedings or investigations. The notice must also contain a written consent confirming that (a) the candidate consents to be nominated and named in the Company’s management proxy circular and, if elected, to serve as a director of the Company, and (b) the candidate agrees to be interviewed by the ESG Committee and submit additional information if requested to do so. Any such notice should be delivered to the Company sufficiently in advance of the Company’s annual meeting to permit the ESG Committee, in the event that there is or will be a vacancy on the Board, to complete its review in a timely fashion.

Communications With the Board

The Board has not established a formal process for shareholders to send communications to the Board and/or individual directors due to the limited number of such communications historically. However, the Board will give appropriate attention to written communications on issues that are submitted by shareholders and other interested parties and will respond if and as appropriate. The names of all directors are available to shareholders in this management proxy circular and on the Company’s website. If the Company receives any shareholder communication intended for the full Board or any individual director, the Company will forward all such communications to the full Board or such individual director, unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal or similarly inappropriate. Any shareholder communications should be sent to: Novanta Inc., Attention: Lead Director, 125 Middlesex Turnpike, Bedford, Massachusetts 01730, USA.

Board’s Role in Risk Oversight

The Board recognizes the importance of appropriate oversight of potential business risks in running a successful operation and meeting its fiduciary obligations to our business, our shareholders, and our other stakeholders. While our senior executives, including the Chief Executive Officer, the Chief Financial Officer, the General Counsel and Corporate Secretary, and the two Co-Chief Operating Officers have the responsibility for the day-to-day assessment and management of business risks, the Board maintains a responsibility for creating an appropriate culture of risk management and setting a proper “tone at the top.” The Board has taken an active role in overseeing risks that could affect the Company, including operational, financial, legal and regulatory, cybersecurity, strategic and reputational risks. The oversight of these risks is conducted primarily through the Audit Committee, which has been assigned the oversight responsibility for enterprise risk management and reports regularly to the full Board on such matters. Senior management, with the assistance of the Company’s outsourced Internal Audit service provider, carries out enterprise risk assessment activities. This process includes periodic reporting by management to the Audit Committee in order to systematically identify, analyze, prioritize and document potential business risks, their potential impact on the Company’s performance, and the

Company’s ability to detect, manage, control and prevent these risks. When the Audit Committee receives a report from senior management, the Chair of the Audit Committee reports on the discussion to the full Board during the next Board meeting to the extent that all of the directors were not present at the Audit Committee meeting. This enables the Board and its committees to coordinate the overall risk oversight role, particularly with respect to risk areas that may potentially impact more than one committee of the Board.

In particular, the Board of Directors recognizes the need for continually monitoring the Company’s information security risks and cybersecurity initiatives. Cybersecurity risks and information security matters are primarily overseen by the Audit Committee. The Chief Information Officer (“CIO”), who is also the Company's Chief Information Security Officer (“CISO”), briefs the Audit Committee on information and cyber security matters at each quarterly meeting of the Audit Committee.

In addition to the role the Audit Committee plays in overseeing enterprise risk management activities and cybersecurity risks, the ESG Committee reviews and oversees the Company’s enterprise cybersecurity program, including its strategy and processes, and is updated by the CIO/CISO at each of the ESG Committee meetings on the status and developments of the cybersecurity program. The ESG Committee also oversees the Company’s environmental sustainability and social issues, including climate-related risks and opportunities, environmental stewardship, inclusion and belonging, as well as the Company’s governance framework. This oversight includes periodic reporting by management to the ESG Committee on potential sustainability risks and their potential impact on the Company’s performance as well as progress made on environmental sustainability initiatives and goals. The ESG Committee periodically reports to the Board on these matters.

In addition, the Compensation Committee monitors the design and implementation of our compensation programs to ensure that these programs include the elements needed to motivate executives to take a long-term view of the business and to avoid encouraging inappropriate risk taking. Based on a functional review of our compensation policies and practices as performed by senior management in consultation with the Company’s independent compensation consultant and the Compensation Committee, the Company does not believe that any risks arising from its executive compensation programs are likely to have a material adverse effect on the Company.

The Board believes that its leadership structure that is described above and under the heading "Board Leadership Structure" provides an effective framework for the Board's oversight of the Company's risks.

Code of Ethics and Business Conduct

All of the Company’s directors, officers and employees must act in accordance with the Code of Ethics and Business Conduct, which has been adopted by the Company’s Board of Directors. A copy of the Code of Ethics and Business Conduct is available on the Company’s website at https://novanta.com on the Corporate Citizenship page, under the About Us tab, with the title “Code of Business Conduct - English”. The Company intends to satisfy the disclosure requirement under Nasdaq rules regarding waivers for directors or executive officers or under Item 5.05 of Form 8-K regarding disclosure of an amendment to, or waiver from, any provision of this Code of Ethics and Business Conduct with respect to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on the Company’s website discussed above, unless a Form 8-K is otherwise required by law or applicable listing rules.

Insider Trading Policy

Our Board of Directors has adopted an Insider Trading Policy (the “Policy”) that governs the purchase, sale, and other transactions in the Company’s securities by our directors, officers and employees (collectively, “covered persons”). We believe the Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations. The Policy also prohibits our directors, officers and employees and their family members from engaging in hedging transactions with respect to the Company’s securities. This includes transactions involving financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities. A copy of the Policy is attached as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 25, 2025.

Orientation and Continuing Education

The Company’s Corporate Governance Guidelines provide that directors are expected to participate in an orientation program within six months of the annual meeting at which new directors are elected or the date on which new directors are appointed. In addition, the Company may periodically make available to its directors continuing educational opportunities designed to assist them in performing their Board and committee functions.

Assessments

The ESG Committee is responsible for annually overseeing a review of the performance of the Board, and each of the ESG Committee, Audit Committee and Compensation Committee is responsible for annually reviewing such committee’s own performance. In December 2024, the ESG Committee sent a self-evaluation questionnaire for the Board and each of the Board’s standing committees. All directors completed a questionnaire evaluating the performance of the Board as a whole and each committee on which the director served, and a summary of the results of these self-evaluations was discussed by the Board at its February 21, 2025 meeting.

Additional Governance Matters

The Board of Directors (acting on the recommendation of the ESG Committee) has approved the Company's Corporate Governance Guidelines, which include, among other items (in addition to those items described elsewhere in this proxy):

•
The independent directors meet regularly in executive session without the presence of management;
•
The Compensation Committee is responsible for reviewing the Company's succession planning and senior management development and reports to the full Board on the Company’s plans.

Director Compensation

In general, the Company uses a combination of cash and equity-based compensation to attract and retain candidates to serve on the Company’s Board of Directors. The Company does not compensate directors who are also employees for their service on the Board. Accordingly, during the year ended December 31, 2024, Mr. Glastra, who served as the Company’s Chief Executive Officer and as the Chair of the Board, did not receive any compensation for his service on the Board. Compensation for the Board is overseen by the ESG Committee rather than the Compensation Committee, which focuses on employee compensation. The ESG Committee periodically reviews the cash and equity-based compensation for non-employee directors and makes recommendations to the full Board for any adjustments.

The Board of Directors approves the policy pursuant to which the compensation of the non-employee directors is provided. Under this policy (the Non-Employee Director Compensation Policy, in effect as of January 1, 2019 and amended on May 13, 2021 and February 25, 2023), the non-employee directors receive the following compensation:

•
An annual cash retainer in the amount of $67,500 for each non-employee director;
•
An additional annual cash retainer in the amount of $25,000 for the Lead Director;
•
An additional annual cash retainer in the amount of $125,000 for the non-executive Chair of the Board of Directors, if applicable;
•
An additional annual cash retainer in the amount of $25,000 for the Chair of the Audit Committee (unless such Chair is also serving as non-executive Chair of the Board of Directors);
•
An additional annual cash retainer in the amount of $20,000 for the Chair of the Compensation Committee (unless such Chair is also serving as non-executive Chair of the Board of Directors);
•
An additional annual cash retainer in the amount of $15,000 for the Chair of the ESG Committee (unless such Chair is also serving as non-executive Chair of the Board of Directors);
•
An additional annual cash retainer for each non-employee member (other than the Chair) of each of the Audit Committee, Compensation Committee and ESG Committee (unless such member also serves as non-executive Chair of the Board of Directors) in the amount of $10,000, $10,000 and $5,000, respectively; and
•
An annual grant of equity with a grant-date fair value of $200,000 to each non-employee member of the Board of Directors.

All annual grants of equity to the Board of Directors will be in the form of RSUs that vest upon grant and will be converted into the Company's common shares on the first anniversary of the date of grant.

Any non-employee director who is initially elected to the Board on any date other than the first business day of an applicable calendar year receives a pro-rated cash retainer and grant of equity based on their date of election to the Board.

As of December 31, 2024, each director was also a party to an indemnification agreement with the Company. Such indemnification agreements generally provide, among other things, that each director shall be indemnified to the fullest extent permitted by applicable law against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such director in connection with any proceeding by reason of his or her relationship with the Company. In addition, such indemnification agreements provide for the advancement of expenses incurred by such director in connection with any proceeding covered by such indemnification agreements, subject to the conditions set forth therein and to the extent such advancement is not prohibited by law.

Director Stock Ownership Guidelines

In accordance with the Company’s Non-Employee Director Stock Ownership Guidelines in place during 2024, which were revised in February 2023, each non-employee director is required to achieve and maintain a stock ownership threshold equal to five (increased from three) times the amount of his or her annual cash retainer for service on the Board. The Company uses the average closing price per share of the Company’s common shares (as adjusted for stock splits and similar changes to the Common Shares) on the Nasdaq Global Select Market for the most recently completed fiscal year to determine the number of shares required to meet the retainer thresholds. For purposes of this requirement, compliance date shall mean the later of the fifth (increased from the third) anniversary of the following date (later to occur being the “Compliance Date”): (i) the effective date or (ii) the date of such non-employee director’s initial appointment or election to the Board.

Securities that qualify in determining whether a non-employee director has satisfied the shareholding requirements include: (i) issued and outstanding shares of common shares held beneficially or of record by the non-employee director that are not subject to transfer or other restrictions; (ii) issued and outstanding shares of common shares held by a trust created for the benefit of the non-employee director, the non-employee director’s spouse, or members of the non-employee director’s immediate family; (iii) issued and outstanding shares of common shares held by a 401(k) or other qualified pension or profit-sharing plan for the benefit of the non-employee director (whether denominated in shares or units); and (iv) shares of common shares underlying vested restricted stock units and vested deferred stock units.

All directors were in compliance with the current policy as of December 31, 2024.

Director Compensation Table

The following table sets forth information regarding the compensation earned during the fiscal year ended December 31, 2024 by the Company’s non-employee directors.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Total ($)
Lonny J. Carpenter	117,500	199,953	317,453
Barbara B. Hulit	77,201	199,953	277,154
R. Matthew Johnson	43,764	129,710	173,474
Mary Kay Ladone	31,916	94,717	126,633
Maxine L. Mauricio	82,500	199,953	282,453
Katherine A. Owen(4)	58,125	199,953	258,078
Thomas N. Secor	82,500	199,953	282,453
Darlene J.S. Solomon, Ph.D.	77,500	199,953	277,453
Frank A. Wilson	102,500	199,953	302,453

1.)
All fees payable in cash and earned by the Company’s Board of Directors during the year ended December 31, 2024 were paid in full prior to December 31, 2024.
2.)
Amounts shown do not reflect compensation actually received. Rather, amounts shown represent the aggregate grant date fair value (based on the closing price of the Company’s common stock on the date of grant) of each director’s restricted stock unit award determined in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 718, “Compensation - Stock Compensation”. The restricted stock units granted to the directors were fully vested upon grant and the associated expenses were recognized in full on the grant date in accordance with ASC Topic 718.

3.)
The amounts represent the aggregate grant date fair value associated with the annual restricted stock unit award granted to each director on January 2, 2024, except for Mr. Johnson and Ms. Ladone, whose awards were granted on May 8, 2024 and July 11, 2024, respectively. In accordance with the compensation arrangement with the Board of Directors, the number of restricted stock units granted on January 2, 2024 was determined based on the closing price of the Company’s common stock of $164.30 per share. The number of pro-rated restricted stock units granted on May 8, 2024 was determined based on the closing price of the Company’s common stock of $158.57 per share. The number of pro-rated restricted stock units granted on July 11, 2024 was determined based on a closing price of $165.59 per share.
4.)
Ms. Owen resigned as a director, effective July 11, 2024.

The following table sets forth the aggregate outstanding deferred stock units and restricted stock units held by each director as of December 31, 2024:

Name	Deferred Stock Units(1) (#)	Restricted Stock Units(2) (#)	Total (#)
Lonny J. Carpenter	3,794	1,217	5,011
Barbara B. Hulit	651	1,217	1,868
R. Matthew Johnson	—	818	818
Mary Kay Ladone	—	572	572
Maxine L. Mauricio	1,790	1,217	3,007
Thomas N. Secor	32,077	1,217	33,294
Darlene J.S. Solomon, Ph.D.	721	1,217	1,938
Frank A. Wilson	1,223	1,217	2,440
Total	40,256	8,692	48,948

1.)
Deferred stock units granted to the directors were fully vested on the date of grant and will convert into an equal number of shares of the Company’s common stock as of the date the respective director ceases to be a member of the Board of Directors. The following table presents the number of deferred stock units granted to each director, separated by grant date:

Grant Date	Mr. Carpenter	Ms. Hulit	Mr. Johnson	Ms. Ladone	Ms. Mauricio	Mr. Secor	Dr. Solomon	Mr. Wilson
July 2, 2012	—	—	—	—	—	2,982	—	—
January 1, 2013	—	—	—	—	—	7,218	—	—
January 1, 2014	—	—	—	—	—	5,561	—	—
January 1, 2015	—	—	—	—	—	4,246	—	—
January 1, 2016	—	—	—	—	—	4,589	—	—
January 1, 2017	—	—	—	—	—	2,977	—	—
January 1, 2018	—	—	—	—	—	1,250	—	—
May 10, 2018	635	—	—	—	—	—	—	—
October 1, 2018	—	—	—	—	—	21	—	—
January 2, 2019	992	—	—	—	—	1,071	—	—
January 2, 2020	682	—	—	—	—	737	—	—
May 26, 2020	—	—	—	—	374	—	—	—
July 1, 2020	23	—	—	—	—	—	—	—
January 4, 2021	573	—	—	—	531	573	—	—
May 13, 2021	—	—	—	—	—	—	—	304
January 3, 2022	388	—	—	—	359	388	—	359
April 5, 2022	—	—	—	—	—	—	—	40
May 12, 2022	—	—	—	—	25	—	—	—
June 28, 2022	—	—	—	—	—	—	257	—
July 26, 2022	—	187	—	—	—	—	—	—
January 3, 2023	501	464	—	—	501	464	464	520
Total	3,794	651	—	—	1,790	32,077	721	1,223
2.)
Restricted stock units granted to the directors fully vest upon grant and settle in common shares on the first anniversary of the grant date. The following table presents the number of outstanding restricted stock units granted to each director, separated by grant date:

Grant Date	Mr. Carpenter	Ms. Hulit	Mr. Johnson	Ms. Ladone	Ms. Mauricio	Mr. Secor	Dr. Solomon	Mr. Wilson
January 2, 2024	1,217	1,217	—	—	1,217	1,217	1,217	1,217
May 8, 2024	—	—	818	—	—	—	—	—
July 11, 2024	—	—	—	572	—	—	—	—
Total	1,217	1,217	818	572	1,217	1,217	1,217	1,217

Compensation Discussion and Analysis

The following discussion and analysis contains statements regarding individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. The Company specifically cautions investors not to apply these statements to other contexts.

The following discussion and analysis details the Company’s philosophy and policies regarding executive compensation, the process that is used to set executive compensation within the Company, the elements of the executive compensation program, and the roles of the Compensation Committee of the Board of Directors and the executive staff in setting executive compensation. In this section, the terms, “we”, “our”, and “us” refer to the Company, and the “Board” and “Board of Directors” refer to the Board of Directors of Novanta Inc., unless otherwise specified.

The Company uses certain non-GAAP financial measures, such as Organic Revenue Growth, Adjusted EBITDA, and Adjusted EPS, to evaluate its operating performance, communicate financial results to the Board of Directors, benchmark results against historical performance and the performance of peers, and to determine incentive compensation for senior management and employees. Non-GAAP financial measures should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material effect on the Company’s reported results and, therefore, should not be relied upon as the sole financial measures to evaluate the Company’s financial results. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables at the end of the Company’s annual report for the fiscal year 2024.

The following table shows the Company’s named executive officers (collectively, the “named executive officers” or “NEOs”) for the fiscal year 2024:

Name	Title	Officer Since
Matthijs Glastra	Chief Executive Officer	2012
Robert J. Buckley	Chief Financial Officer	2011
Michele D. Welsh	General Counsel and Corporate Secretary	2022
Brian S. Young	Former Chief Human Resources Officer	2016 (termination effective November 1, 2024)

EXECUTIVE SUMMARY

Creating Shareholder Value

The creation of shareholder value is the foundation and driver of the Company’s executive compensation program. The compensation of the NEOs is closely aligned with the long-term interests of the shareholders.

Returns for Novanta Shareholders

The following graph compares the cumulative total return to shareholders for the Company’s common shares for the period from December 31, 2019 through December 31, 2024 with the Nasdaq Composite Index and Russell 2000 Index. The comparison assumes that the same investment of $100 each is made in the Company’s common shares, the Nasdaq Composite Index and the Russell 2000 Index, respectively, on December 31, 2019 and, in the case of each of the indices, it also assumes reinvestment of all dividends.

The past performance shown is not necessarily indicative of future performance.

	December 31, 2019	December 31, 2020	December 31, 2021	December 31, 2022	December 31, 2023	December 31, 2024
Novanta Inc.	$100.00	$133.67	$199.38	$153.63	$190.42	$172.74
Nasdaq Composite Index	$100.00	$141.54	$172.93	$116.67	$168.75	$218.65
Russell 2000 Index	$100.00	$119.96	$137.74	$109.59	$128.14	$142.93

Comparison of 5-Year Cumulative Total Return among Novanta Inc., Nasdaq Composite Index, and Russell 2000 Index

300
250
200
150
100
50
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Dollars
2019
2020
2021
2022
2023
2024
Year
Novanta Inc.
Nasdaq Composite
Russell 2000

2024 Business and Compensation Highlights

In fiscal year 2024, the Company achieved a record $949.2 million in revenue and adjusted EBITDA of $209.8 million. In addition, we successfully negotiated the acquisition of Motion Solutions Parent Corp., which enhances our portfolio and further expands our presence in the highly attractive medical and precision medicine space. We executed on our strategy, continued our investments in research and development to drive new product launches, and accomplished the following:

•
For the fiscal year 2024, we generated revenue of $949.2 million, an increase of 7.7% from $881.7 million for the fiscal year 2023; Organic Revenue Growth was (1.6)% for the fiscal year 2024.
•
Consolidated net income was $64.1 million for the fiscal year 2024, a decrease of $8.8 million from $72.9 million for fiscal year 2023.
•
Adjusted EBITDA was $209.8 million for the fiscal year 2024, an increase of $13.6 million from $196.2 million for the fiscal year 2023.
•
Operating cash flow was $158.5 million for fiscal year 2024, an increase of $38.4 million from $120.1 million for fiscal year 2023.

Financial Highlights (in millions)	Year Ended December 31, 2024	Year Ended December 31, 2023
Revenue	$949.2	$881.7
Consolidated Net Income	$64.1	$72.9
Adjusted EBITDA	$209.8	$196.2
Operating Cash Flow	$158.5	$120.1

Total Shareholder Return	Year Ended December 31, 2024	Year Ended December 31, 2023
Novanta Inc.	-9%	24%
Russell 2000 Index	12%	17%

The Company’s executive compensation program results for the fiscal year 2024 reflected our financial performance. The total payout of the cash component of the Senior Management Incentive Plan (“SMIP”) was 48.6% of the target bonus amounts for the NEOs for the fiscal year 2024.

COMPENSATION PHILOSOPHY

The Company is a trusted technology partner to leading global OEMs. We provide core technology solutions that give medical and advanced industrial OEMs a competitive advantage. The Company operates in an ever-evolving and fast-paced environment and is moving aggressively to position itself as a leading supplier to OEMs in targeted high-growth medical and advanced industrial applications. Our ability to compete in this environment depends, to a large extent, on our success in identifying, recruiting, developing and retaining management talent.

The goal of our Executive Compensation Program is to attract and retain a best-in-class team of talented executives who will provide leadership to develop and sustain the Novanta Way Culture and deliver superior results for our employee, customers, and investors. In support of our goals, we have designed an executive compensation program that is robust, highly performance-driven, and intended to generate both long-term sustainable shareholder value and near-term focus on financial performance, operational excellence, quality and innovation.

The following graphs depict the average target pay mix of base salary, short-term cash incentives, and long-term equity-based incentives for our Chief Executive Officer and for our other NEOs.

Chief Executive Officer[1]

Salary
9%
Short-Term Cash
Incentives
13%
Long-Term
Equity
Incentives
78%

Other Named Executive Officer Average(2)

Salary
21%
Short-Term Cash
Incentives
14%
Long-Term
Equity
Incentives
65%

1.)
Based on annual base salary, short term cash incentive, and annual equity grant (based on grant-date fair value) as stated in the 2024 compensation package for our Chief Executive Officer.
2.)
Based on annual base salary, short term cash incentive, and annual equity grant (based on grant-date fair value) as stated in the 2024 compensation packages for our Chief Financial Officer, our Chief Human Resource Officer (whose termination was effective as of November 1, 2024) and our General Counsel and Corporate Secretary.

THE EXECUTIVE COMPENSATION DECISION MAKING PROCESS

Compensation Committee Members and Independence

The Compensation Committee is currently comprised of Mr. Carpenter, Dr. Solomon, and Mr. Wilson. None of the Compensation Committee members were, at any time, officers or employees of the Company or its subsidiaries. The Board has determined that each member is an independent director under the applicable Nasdaq rules.

Role of the Compensation Committee, Management and Outside Advisors

The Compensation Committee is responsible for designing, implementing and evaluating the Company’s executive compensation plans and policies. Among its responsibilities, the Compensation Committee:

•
Reviews the Compensation Committee Charter annually and amends it as appropriate;
•
Establishes the Company’s compensation philosophy and the framework for determining the compensation of the NEOs;
•
Reviews, evaluates and approves base salaries, cash-based incentives, long-term equity-based incentives and all other forms of compensation for the NEOs;
•
Evaluates the performance of the CEO and receives performance evaluations of the other NEOs as reported by the CEO, which will impact the following year’s compensation decisions;

•
Reviews and approves the performance objectives, including the target financial objectives for both cash-based incentives and performance-based stock awards, applicable to each of the NEOs;
•
Certifies performance after the end of each year and approves annual cash incentive payouts; and
•
Certifies performance payout and vesting of performance stock unit awards after the end of the relevant performance period.

In performing the responsibilities above, the Compensation Committee receives advice and input, as applicable, from the Board of Directors, the Chief Executive Officer, the Chief Human Resources Officer, the Company's General Counsel and outside compensation consultants, on compensation issues and regarding general compensation policies, including the appropriate level and mix of the compensation for executive officers.

The Compensation Committee meets in executive sessions and, where appropriate, with members of management, including the CEO, Chief Human Resources Officer and General Counsel and Corporate Secretary, outside consultants and the Company’s outside legal counsel. Although the CEO is generally present during the non-executive sessions of the Compensation Committee meetings and provides input to the Compensation Committee with regards to compensation for his direct reports, the Compensation Committee makes all decisions with regards to CEO compensation in executive sessions and the CEO has no vote in the actual approval of compensation for any executive officer.

Pursuant to its charter, the Compensation Committee may form and delegate authority to subcommittees of the Compensation Committee, to the extent consistent with the Company’s Articles of Continuance, Bylaws, Corporate Governance Guidelines, applicable law and Nasdaq rules, except that it may not delegate its responsibilities for any matters that involve executive compensation or any matters where it has determined that such compensation is intended to comply with the grandfather provisions of Section 162(m) of the Internal Revenue Code (“the Code”), by virtue of being approved by a committee of “outside directors” or is intended to be exempt from Section 16(b) under the Exchange Act pursuant to Rule 16b-3 by virtue of being approved by a committee of “non-employee directors.”

Executive Compensation and Comparable Company Data

Generally, the Compensation Committee reviews each named executive officer’s total compensation each year and, in connection therewith, considers market data for similar positions at other public companies and other relevant sources. The Compensation Committee may retain the services of advisors and has the budgetary authority to hire such advisors as it deems necessary for its compensation review. In 2023, the Compensation Committee worked directly with Aon to design the fiscal year 2024 executive compensation plans. Aon helped the Compensation Committee assess whether the total compensation paid to the NEOs is fair, reasonable and competitive. The Company has assessed the independence of Aon and its representatives and has determined that no conflicts of interest exist. To avoid any conflict of interest, Aon did not provide consulting services other than services related to executive and director compensation to the Company during 2024.

Generally, the types of compensation and benefits provided to the NEOs are intended to be similar to those provided to executive officers at other public companies. While the Compensation Committee does not believe it is appropriate to set executive compensation levels based exclusively on compensation surveys and comparable company data, the Compensation Committee uses publicly available surveys and comparable company data as tools for assessing whether the Company’s executive compensation program is, in the aggregate, reasonable in scope, market-competitive, and consistent from year to year.

In late 2023, Aon was asked to develop a compensation report that identifies market-based compensation structures, pay practices and rates of compensation for targeted positions at the Company as compared to the Company’s peer group. The peer group is selected based on relevant factors, including industry, fiscal year or trailing twelve-month revenue, market capitalization, total shareholder return and EBITDA. The peer group used in this compensation report prepared by Aon in November 2023, which was used in establishing the 2024 compensation of our NEOs, was comprised of the following companies:

• Aspen Technology, Inc.	• Merit Medical Systems, Inc.
• Azenta, Inc.	• MKS Instruments, Inc.
• Cognex Corporation	• National Instruments Corporation
• CONMED Corporation	• Omnicell, Inc
• Globus Medical, Inc.	• Penumbra, Inc.
• Integra LifeSciences	• QuidelOrtho Corporation
• IPG Photonics Corporation	• Repligen Corporation
• Masimo Corporation	• Teradyne, Inc.
• Mercury System, Inc.

Aon also provided compensation data from market survey results published by third parties regarding companies outside of the peer group, for use as a general indicator of relevant market conditions and pay practices and as a broader reference point.

Other Factors Influencing Compensation

When making compensation decisions, the Compensation Committee also considers other important factors that drive compensation decisions, including individual qualifications and expertise, responsibilities, particular industry and market conditions, complexity of position and specific market factors in the locations in which the NEOs are employed. In addition, the individual’s performance against individual goals, the individual’s expected future contributions to the Company’s success, the current and expected financial and operational results of the Company, any retention concerns, and the CEO’s recommendations are also taken into consideration. In looking at historical compensation, the Compensation Committee looks at the progression of salary increases over time and looks at the unvested and vested value of outstanding equity awards. The Compensation Committee uses the same factors in evaluating the CEO’s performance and compensation that it uses for the other named executive officers.

Shareholder Say-On-Pay Advisory Vote

At the 2024 annual meeting of shareholders, the Company provided the shareholders with the opportunity to cast an annual advisory vote to approve the Company’s executive compensation. Approximately 98% of the votes cast on the “2024 say-on-pay advisory vote” were voted in favor of the proposal. We have considered the 2024 say-on-pay advisory vote and believe that the overwhelming support of our shareholders for the 2024 say-on-pay advisory vote indicates that our shareholders are generally supportive of our approach to executive compensation. The Company considered the outcome of the say-on-pay advisory votes when making compensation decisions regarding its NEOs for 2025 and plans to continue to consider input from shareholders in future years.

The following chart presents the voting results for the say-on-pay advisory vote for the last three years:

Say-On-Pay Shareholder Votes
97.0%
97.1%
98.1%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2.9%
0.1%
2.8%
0.1%
1.9%
0.0%
2022
2023
2024
Votes For
Votes Against
Abstentions

Executive Compensation Program Elements

Executive compensation at the Company includes base salary, short-term cash incentives, long-term equity-based incentives, employee benefits and, in certain situations, severance and other compensation. These elements (and the amounts of compensation and benefits thereunder) were selected because the Compensation Committee believes they are necessary to help us attract and retain executive talent which is fundamental to our success. The elements of compensation may vary among executives based on the Compensation Committee’s determination as to what is appropriate under the policies set forth above. Below is a summary of the components of our current executive compensation program as they relate to our NEOs.

Base Salary

Base salary levels for the NEOs are generally determined based on the Compensation Committee’s evaluation of the named executive officer’s position, experience, qualifications, prior employment (including historical compensation), current and individual performance, industry knowledge, quality of leadership, scope of responsibilities (including potential growth in responsibilities), internal pay equity, tax deductibility, cost of living, and competitive external market data (which includes peer group information as described above). No specific weighting is applied to the factors. Generally, the Compensation Committee refers to the median of the relevant competitive market for the position as part of the base salary evaluation, but any individual named executive officer may have a base salary above or below the median of the market. The Compensation Committee’s philosophy is that base salaries are the minimum payment for satisfactory performance and should meet the objective of attracting and retaining the executive talent needed to run a complex business.

The annual base salaries for each of our NEOs, effective on and after April 1, 2024 and April 1, 2023, respectively, are listed below:

Name	2024	2023
Matthijs Glastra	$836,000	$800,000
Robert J. Buckley	$552,466	$528,675
Michele D. Welsh	$380,363	$367,500
Brian S. Young	$374,396	$361,735

Short Term Cash Incentives

The Senior Management Incentive Plan (“SMIP”) includes cash incentives that are designed to motivate and reward the Company’s key management team members for driving short-term performance within their respective organizations and across the Company. The cash incentives pursuant to the 2024 SMIP plan for the NEOs are earned based on the achievement against 2024 Organic Revenue Growth rate and Adjusted EBITDA target (the “Financial Objectives”), approved by the Compensation Committee in February 2024. The target levels of the Financial Objectives (provided below) are correlated with the Company’s annual growth and profitability objectives. Although the target financial metrics for cash incentives are intended to be achievable, a maximum bonus payout would require very high levels of performance. Actual performance against the Financial Objectives must be within an established range of the targets to result in any payout, and each objective is measured and achievement is calculated independently as described in more detail below.

Each of the NEOs had an established bonus incentive target, which is based on a percentage of current annual base salary. Pursuant to the SMIP, the target bonus would be payable upon 100% achievement of the applicable Financial Objectives for fiscal year 2024. The table below summarizes the target cash incentive bonus along with the minimum and maximum payouts for each NEO under the SMIP, including the annual target as a percentage of base salary and the annual bonus target in dollars.

Name	Cash Incentive Annual Target (% of base salary)	Cash Incentive Annual Target	Cash Incentive Minimum Payout	Cash Incentive Maximum Payout
Matthijs Glastra	150%	$1,254,000	—	$2,508,000
Robert J. Buckley	90%	$497,219	—	$994,438
Michele D. Welsh	65%	$247,236	—	$494,472
Brian S. Young	65%	$243,357	—	$486,715

The cash incentives are eligible to be earned annually. Payouts for all NEOs are calculated as the achievement against the Financial Objectives multiplied by the target bonus percentage and base salary for the applicable period for each NEO. The cash incentives earned in the current year are paid in March of the following year.

Amounts earned based on the Financial Objectives will vary depending upon the level of achievement of the Financial Objectives and are calculated using payout curves. The threshold, target and maximum payouts pursuant to the 2024 Financial Objectives are presented below. There is no payout when the threshold 2024 Financial Objectives are not met.

Fiscal Year 2024	Adjusted EBITDA 70% Weight	Organic Revenue Growth 30% Weight	Range of Payouts
Threshold	$201 million	1.0%	50% of target payout
Target	$224 million	2.0%	100% of target payout
Maximum	$246 million	3.0%	200% of target payout

Actual Adjusted EBITDA for the fiscal year 2024 was $209.8 million and Organic Revenue Growth was (1.6%), which resulted in cash incentives earned by the NEOs of a blended 48.6% payout of their target bonuses.

Equity-Based Compensation

The Company uses equity-based compensation to align executive compensation with long-term goals that enhance shareholder value and to promote executive retention with the Company by extending vesting periods over several years. Accordingly, the Company makes equity-based compensation a significant portion of our NEO compensation, as demonstrated by the grants made to the NEOs in 2024. Further, we are committed to granting a majority of the long-term incentive compensation for our NEOs in the form of performance-based equity instruments.

The following table presents the equity grants awarded to the NEOs in 2024:

	Performance Stock Units Awards			Option Awards (#)	Exercise Price of Option Awards ($/Share)	Grant Date Fair Value of Stock Awards
Name	Threshold (#)	Target (#)	Maximum (#)
Matthijs Glastra	14,669	29,337	76,276	31,747	$157.48	$7,289,471
Robert J. Buckley	6,223	12,446	32,360	13,469	$157.48	$3,092,540
Michele D. Welsh	1,745	3,489	9,071	3,777	$157.48	$867,010
Brian S. Young	1,945	3,889	10,111	4,210	$157.48	$966,409

Our 2024 annual grants of equity-based compensation for the NEOs consisted of (i) service-based stock options that vest ratably over three years, subject to continued employment, and (ii) performance stock units that vest on the first day following the end of the three-year performance period ending December 31, 2026, subject to continued employment through the date of vesting and achievement of the applicable performance targets.

The 2024 performance stock unit grants consisted of two parts. Fifty percent (50%) of the PSU grant achievement will be measured based on the cumulative revenue during the three-year period from January 1, 2024 through December 31, 2026. Fifty percent (50%) of the PSU grant achievement will be measured based on the cumulative adjusted EBITDA during the three-year period from January 1, 2024 through December 31, 2026. There is also a multiplier ranging from 1.0x to 1.3x on both of these financial performance payouts based on the percentile ranking of Novanta's total shareholder return ("TSR") relative to the TSR of the Russell 2000 Index companies over the three-year performance period from January 1, 2024 to December 31, 2026. The final payout of these performance stock units could be between 0% and 260% of target number of shares.

We do not publicly disclose our specific performance measure targets and the corresponding minimums and maximums before the conclusion of the three-year performance period, because of the potential for competitive harm from such disclosure. These targets are competitively sensitive and would reveal information about our view of our anticipated trajectory, which is not otherwise public. The Compensation Committee believes that it has set the performance goals at a rigorous and challenging level such that significant effort will be required for our executive officers to achieve them, and that such goals have been established in light of the macroeconomic and industry environments, as well as our internal forecast. After the end of the performance period, the targets and achievement relative to such targets will be disclosed.

We do not time the granting of equity-based compensation with any favorable or unfavorable news released by the Company. We do not take material nonpublic information into account when determining the timing and terms of equity-based compensation or for the purpose of affecting the value of executive compensation. Initial equity-based compensation grants are consistently granted on the day of the February Compensation Committee meeting. Proximity of any awards to an earnings announcement or other market events is coincidental. In the event material nonpublic information were to become known to the Compensation Committee before the grant of equity-based compensation, the Compensation Committee would consider the information and use its business judgment to determine whether to delay the grant to avoid any appearance of impropriety.

Employee Benefits and Other Compensation

In addition to the elements of compensation discussed above, the Company offers the NEOs contributions towards health and dental insurance premiums consistent with the Company’s contribution levels offered to all other employees of the Company. The Company does not offer a deferred compensation program, nor does it offer retirement benefits other than a 401(k) defined contribution retirement plan. This plan provides for Company matching contributions of 100% of the first four percent of compensation and 50% of the next two percent of compensation up to the maximum amount allowed under the Code.

The Company provides life and disability insurance benefits to the NEOs in excess of those available to all other employees after considering the market data for similar positions of other public companies. The cost of such life and disability insurance benefits in 2024 totaled $32,865, $14,777, $9,081 and $8,892 for Mr. Glastra, Mr. Buckley, Ms. Welsh and Mr. Young, respectively.

Severance and Change in Control Benefits

The Company has certain obligations to its NEOs in specified circumstances, including termination of employment or a change in control of Novanta Inc., pursuant to the terms of individualized employment agreements. Brian Young's employment termination, which was effective as of November 1, 2024, was treated by the Company as a termination by the Company without Cause. Under the term's of the Company's employment agreement with him, Mr. Young became entitled to severance benefits. See “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” for a description of the employment agreements and “Potential Payments upon Termination or change in Control” for a description of the severance and change in control obligations in such agreements.

Clawback Policy

We have adopted a compensation recovery policy as required by Rule 10D-1 under the Securities Exchange Act of 1934, as amended, and the corresponding listing standards of the Nasdaq, which provides for the mandatory recovery, from current and former officers, of incentive-based compensation that was erroneously awarded during the three fiscal years preceding the date the Company is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial statements.

Stock Ownership Guidelines

We believe the NEOs should have a significant equity interest in the Company. To promote equity ownership and further align the interests of the NEOs with those of the shareholders, the Company adopted share ownership guidelines for the NEOs. The guidelines vary based upon the NEO’s position and are expressed as a multiple of their respective salary.

Shares owned separately by the NEO, owned by the NEO either jointly with or separately by an immediate family member residing in the same household, and/or held in trusts for the benefit of the NEO or the NEO’s immediate family members, issued and outstanding shares of common stock held by a 401(k) or other qualified pension or profit-sharing plan for the benefit of the NEO (whether denominated in shares or units) and the NEO’s vested restricted stock and deferred stock units and unvested restricted stock, restricted stock units and deferred stock units shall be included as shares for determining compliance with these stock ownership guidelines.

Our stock ownership guideline requirements are expressed as the fair market value of the shares held by the NEO as a multiple of the NEO’s annual base salary. The stock ownership guidelines for our NEOs are as follows:

Officer Position	Salary Multiple Used to Determine Ownership Threshold
Chief Executive Officer	3x
Chief Financial Officer	2.5x
General Counsel and Corporate Secretary	2x
Chief Human Resources Officer	2x

NEOs generally are expected to comply with these stock ownership guidelines within five years of becoming subject to these guidelines. Once achieved, ownership of the guideline amounts must be maintained for as long as the individual is subject to these guidelines.

As of December 31, 2024, all of our NEOs were in compliance with the stock ownership guidelines. Ms. Welsh, who joined the Company on July 11, 2022, has until the fifth anniversary of her start date to meet the stock ownership requirement under the stock ownership guidelines.

At 22.6x and 33.3x base pay, the value of shareholdings of Mr. Glastra and that of our other NEOs, except our General Counsel and Corporate Secretary, substantially exceed the stock ownership requirements. The high levels of stock ownership of our NEOs reflect the long-term focus and commitment of the Company’s executive team.

NEOs' Stock Ownership
(as of December 31, 2024)
3.0X
22.6X
2.5X
33.3X
Mr. Glastra
Other NEOs (Average)
Required
Actual

*The average for Other NEOs in the table above does not include the General Counsel and Corporate Secretary or the Chief Human Resources Officer whose termination was effective November 1, 2024.

Tax and Accounting Implications

In 2024, the Company’s compensation programs were affected by each of the following:

•
Accounting for Stock-Based Compensation: The Company accounts for stock-based compensation in accordance with the requirements of ASC Topic 718, “Compensation - Stock Compensation.”
•
Section 162(m): For U.S. corporate income tax purposes, Section 162(m) of the Internal Revenue Code generally limits the annual tax deductibility of compensation paid to certain current and former executive officers to $1 million, subject to a transition rule for written binding contracts in effect on November 2, 2017 and not materially modified after that date. Prior to the enactment of the Tax Cuts and Jobs Act of 2017 (the “Tax Reform Act”), Section 162(m) included an exception for compensation deemed “performance-based”. Pursuant to the Tax Reform Act, the exception for “performance-based” compensation has been repealed, effective for tax years beginning after December 31, 2017 and, therefore, compensation previously intended to be “performance-based” may not be deductible unless it qualifies under the transition rule. Due to uncertainties in the applications of Section 162(m) and the Tax Reform Act, there is no guarantee that compensation intended to satisfy the requirements for deduction will not be challenged or disallowed by the IRS. Furthermore, although the Company believes that tax deductibility of executive compensation is an important consideration, the Compensation Committee in its judgment may, nevertheless, authorize compensation payments that are not fully tax deductible, and/or modify compensation programs and practices without regard for tax deductibility when it believes that such compensation is appropriate.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Company’s “Compensation Discussion and Analysis”, and based on such review and discussions, has recommended to the board of directors that the “Compensation Discussion and Analysis” be included in this management proxy circular.

Mr. Lonny J. Carpenter (Chair)

Dr. Darlene J.S. Solomon, Ph.D.

Mr. Frank A. Wilson

Executive Compensation

Summary Compensation Table

The following table sets forth information regarding the compensation earned by each of the Company’s named executive officers during the fiscal years ended December 31, 2024, 2023 and 2022, respectively. The Company’s NEOs consisted of: (i) the individual who served as the Chief Executive Officer (Matthijs Glastra), (ii) the individual who served as the Chief Financial Officer (Robert J. Buckley), (iii) the individual who served as the General Counsel and Corporate Secretary (Michele D. Welsh), and (iv) the individual who served as the Chief Human Resources Officer (Brian S. Young, whose termination was effective November 1, 2024).

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation(6) ($)	Total ($)
Matthijs Glastra	2024	826,308	—	5,309,411	1,980,060	609,731	50,795	8,776,305
Chief Executive Officer	2023	784,391	—	4,862,679	1,800,091	760,809	54,148	8,262,118
	2022	730,703	—	3,428,932	1,251,099	1,853,358	37,943	7,302,035
Robert J. Buckley	2024	546,061	—	2,252,478	840,062	241,762	32,707	3,913,070
Chief Financial Officer	2023	521,898	—	1,823,573	675,003	301,666	40,582	3,362,722
	2022	495,827	—	1,263,328	460,879	670,727	31,315	2,922,076
Michele D. Welsh	2024	376,900	—	631,439	235,571	120,213	27,011	1,391,134
General Counsel and Corporate Secretary	2023	362,789	—	587,535	217,572	151,449	27,850	1,347,195
	2022	154,808	30,000	1,321,553	—	349,684	157,343	2,013,388
Brian S. Young	2024	327,788	—	703,831	262,578	99,253	953,373	2,346,823
Former Chief Human Resources Officer	2023	357,098	—	701,123	259,493	149,073	34,027	1,500,814
	2022	339,259	—	541,507	197,519	344,198	27,681	1,450,164

1.)
Amounts reflect actual base salary paid to each NEO in 2024, 2023 and 2022, respectively. Ms. Welsh joined the Company as General Counsel and Corporate Secretary on July 11, 2022.
2.)
Amount shown for 2022 represents a cash signing bonus for Ms. Welsh as part of her employment agreement with the Company.
3.)
Amounts shown do not reflect compensation actually received. Rather, amounts shown represent the aggregate grant-date fair value of these awards determined in accordance with ASC Topic 718, utilizing the assumptions discussed in Note 13 to our Consolidated Financial Statements for the fiscal year ended December 31, 2024 (disregarding any reduction in such value due to any estimate of forfeitures related to service-based vesting conditions and assuming achievement of 100% target performance for each performance-based awards). Further information on the PSUs is provided under the “Grants of Plan-Based Awards Table” below.
4.)
Amounts represent the aggregate grant date fair value of stock options as computed in accordance with ASC Topic 718, utilizing the assumptions discussed in Note 13 to our Consolidated Financial statements for the fiscal year ended December 31, 2024.
5.)
Amounts shown for each year consist of cash incentives earned under the SMIP plan as of the end of the year but paid in the subsequent year. Pursuant to the terms of Ms. Welsh’s employment agreement with the Company, her 2022 annual incentive payout was not prorated based on her employment start date.

6.)
Amounts in 2024 include the following:

	Matthijs Glastra ($)	Robert J. Buckley ($)	Michele D. Welsh ($)	Brian S. Young ($)
Defined Contribution Plan Company Match	$17,250	$17,250	$17,250	$17,250
Life Insurance	6,875	4,045	3,240	2,970
Disability Insurance	25,990	10,732	5,841	5,922
Taxable Fringe	680	680	680	601
Cash Severance(a)	—	—	—	926,630
Total	$50,795	$32,707	$27,011	$953,373

a.
Mr. Young's employment was terminated effective as of November 1, 2024. See "Potential Payments upon Termination or Change in Control" for further description of his severance benefit. Amount shows severance accrued for Mr. Young, with certain portions payable in subsequent fiscal years.

Grants of Plan-Based Awards Table

The following table sets forth information regarding all plan-based awards granted to the Company’s NEOs during the year ended December 31, 2024.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Option Awards: Number of Security Underlying Options (#)(3)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Matthijs Glastra	Cash Incentive		627,000	1,254,000	2,508,000
	EBITDA-PSUs (4)	2/21/2024				7,334	14,668	38,137			2,654,615
	Revenue-PSUs (4)	2/21/2024				7,335	14,669	38,139			2,654,796
	Stock Options	2/21/2024							31,747	157.48	1,980,060
Robert J. Buckley	Cash Incentive		248,610	497,219	994,438
	EBITDA-PSUs (4)	2/21/2024				3,112	6,223	16,180			1,126,239
	Revenue-PSUs (4)	2/21/2024				3,112	6,223	16,180			1,126,239
	Stock Options	2/21/2024							13,469	157.48	840,062
Michele D. Welsh	Cash Incentive		123,618	247,236	494,472
	EBITDA-PSUs (4)	2/21/2024				872	1,744	4,534			315,629
	Revenue-PSUs (4)	2/21/2024				873	1,745	4,537			315,810
	Stock Options	2/21/2024							3,777	157.48	235,571
Brian S. Young	Cash Incentive		121,679	243,357	486,715
	EBITDA-PSUs (4)	2/21/2024				972	1,944	5,054			351,825
	Revenue-PSUs (4)	2/21/2024				973	1,945	5,057			352,006
	Stock Options	2/21/2024							4,210	157.48	262,578

1.)
Amounts shown in these columns reflect the aggregate threshold, target and maximum payout levels for cash incentives under the SMIP. Pursuant to the SMIP, each NEO has an established target bonus which is based on a percentage of the respective NEO’s base salary. A target payout assumes a 100% payout of the target bonus based on 100% achievement of the respective Financial Objectives under the SMIP. A threshold payout assumes 50% payout for attaining the minimum performance achievement of 90% of Adjusted EBITDA target and 1.0% of Organic Revenue Growth. A maximum payout assumes a 200% payout for achievement of 110% or more of Adjusted EBITDA target and 3.0% or more of Organic Revenue Growth. If the minimum performance target is not achieved, the payout will be zero. See the section entitled “Compensation Discussion and Analysis” for further detail of the Financial Objectives and amounts earned. The actual amount earned is reported under the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table.
2.)
Amounts shown in these columns reflect the threshold, target and maximum vesting levels of the performance stock units. The grant date fair value of these units was based on the target number of shares that might be earned. These performance stock units cliff-vest following the end of the applicable three-year performance period based on achievement of the applicable performance threshold and the Company’s TSR performance vs the TSR of the Russell 2000 Index companies, subject to continued employment on the date of vesting and accelerated vesting under specified circumstances. Further information regarding accelerated vesting is provided in the section entitled “Potential Payments Upon Termination or Change in Control”.
3.)
The number of shares in this column represents the number of shares subject to stock options granted in 2024. These stock options vest one-third annually on each of the first, second, and third anniversaries of the date of grant, subject to continued employment on the date of vesting and accelerated vesting under specified circumstances. Further information regarding accelerated vesting is provided in the section entitled “Potential Payments Upon Termination or Change in Control.”
4.)
EBITDA-PSUs and Revenue-PSUs are considered hybrid awards. The grant-date fair values of these hybrid PSU awards are determined using the Monte Carlo valuation model as of February 21, 2024. The key inputs to the Monte Carlo valuation model included the length of the remaining performance period as of the date of grant, the expected stock price volatilities for both the Company’s common stock and the Russell 2000 index, and the estimated risk-free interest rate for the measurement period.

Historical Achievement of Performance Stock Units

The following table sets forth the actual percentage achievement of the Company's past performance stock awards by grant year.

		Actual Achievement
Year of Grant	Year of Vesting	Non-GAAP EPS-PSU	TSR-PSU	Weighted Average Payout
2019	2022	0%	200%	100%
2020	2023	83%	200%	142%
2021	2024	N/A	165%	165%
2022	2025	88%	80%	82%

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

The material terms of the equity and non-equity incentive plan compensation disclosed in the Summary Compensation Table and the 2024 Grants of Plan-Based Awards Table are discussed above under the heading “Compensation Discussion and Analysis,” as well as in the footnotes to the applicable tables. Certain other elements of the NEOs’ compensation are provided for in their employment agreements, described below.

Matthijs Glastra

In connection with the appointment of Mr. Glastra as the Company’s Chief Executive Officer in 2016, the Company and Mr. Glastra entered into an employment agreement, which was then subsequently amended and restated on April 21, 2017 (the “Amended and Restated CEO Employment Agreement”). The initial term of Mr. Glastra’s employment as the Chief Executive Officer under the Amended and Restated CEO Employment Agreement was a three-year period ending on July 27, 2019, and has been extended annually pursuant to an “evergreen” provision providing for automatic extensions for successive one-year periods absent prior notice of non-renewal from either the Company or Mr. Glastra.

Pursuant to the Amended and Restated CEO Employment Agreement, Mr. Glastra is entitled to a base salary of at least $515,000 per year and, beginning with respect to fiscal year 2017, an annual performance-based cash incentive with a target bonus opportunity of at least 100% of his annual base salary. Mr. Glastra is entitled to receive an annual equity award (the “Annual Equity Awards”) with a grant-date fair value equal to 200% of his base salary or, at the discretion of the Board or the Compensation Committee, a higher amount as determined by market based benchmarks. Since the commencement of Mr. Glastra's employment agreement in 2016, the Compensation Committee has reviewed and adjusted Mr. Glastra's compensation on an annual basis.

Additional discussion of Mr. Glastra’s compensation and certain termination benefits pursuant to the Amended and Restated CEO Employment Agreement is provided in sections entitled “Executive Compensation Program Elements” and “Potential Payments Upon Termination or Change in Control.”

Robert J. Buckley

In 2011, the Company and Mr. Buckley entered into an employment agreement providing for the employment of Mr. Buckley in an advisory capacity prior to March 31, 2011, and as the Company’s Chief Financial Officer beginning on March 31, 2011. On April 21, 2017, the Company entered into an amended and restated employment agreement (the “Amended and Restated CFO Employment Agreement”) extending the term of Mr. Buckley’s employment through February 22, 2018, which term has been extended pursuant to an “evergreen” provision providing for automatic extensions for successive one-year periods thereafter unless either the Company or Mr. Buckley gives 90 days’ notice of non-extension to the other party. Pursuant to the Amended and Restated CFO Employment Agreement, Mr. Buckley is entitled to a base salary of at least $407,724 per year, an annual performance-based cash incentive opportunity with a minimum target of 75% of his annual base salary and an annual equity compensation award with a grant date fair value equal to 150% of his annual base salary or, at the discretion of the Board or the Compensation Committee, a higher amount as determined by market based benchmarks. Since the commencement of Mr. Buckley’s employment in 2011, the Compensation Committee has reviewed and adjusted Mr. Buckley’s compensation on an annual basis.

Additional discussion of Mr. Buckley’s compensation and certain termination benefits pursuant to the Amended and Restated CFO Employment Agreement is provided in sections entitled “Executive Compensation Program Elements” and “Potential Payments Upon Termination or Change in Control.”

Michele D. Welsh

On July 11, 2022, the Company and Ms. Welsh entered into an employment agreement (the “Welsh Employment Agreement”). The Welsh Employment Agreement provides that Ms. Welsh will serve as the General Counsel and Corporate Secretary of the Company until the agreement’s one year anniversary, which term was then extended pursuant to an “evergreen” provision providing for automatic extensions for successive one-year periods thereafter unless either the Company or Ms. Welsh gives 90 days’ notice of non-extension to the other party. Pursuant to the Welsh Employment Agreement, Ms. Welsh is entitled to a base salary of at least $350,000 per year, an annual performance-based cash incentive opportunity with a minimum target of 60% of her annual base salary and an annual equity compensation award as determined by the Board or the Compensation Committee in its discretion. Solely for fiscal year 2023, the Welsh Employment Agreement states that it would be recommended to the Compensation Committee that Ms. Welsh’s annual equity award have a $640,000 minimum dollar value.

In connection with Ms. Welsh joining the Company, the Welsh Employment Agreement also provided for a one-time cash bonus of $30,000 (subject to reimbursement if she voluntarily leaves or is terminated for cause before the first anniversary of her start date) and that certain relocation expenses incurred in connection with Ms. Welsh’s move to the Company’s headquarters in Bedford, Massachusetts be reimbursed to her. For the year ended December 31, 2022, Ms. Welsh was eligible for the full year of cash incentives under the SMIP plan. In addition, Ms. Welsh was also granted a one-time equity-based compensation award with an aggregate value equal to $1,250,000 pursuant to the Welsh Employment Agreement (with, upon Compensation Committee’s approval, approximately $610,000 of the award being granted in three-year pro rata vesting restricted stock units and $640,000 of the award being granted in performance stock units with a three-year performance period).

Since the commencement of Ms. Welsh’s employment in 2022, the Compensation Committee has reviewed and adjusted Ms. Welsh’s compensation as part of its annual review of compensation.

Additional discussion of Ms. Welsh’s compensation and certain termination benefits pursuant to the Welsh Employment Agreement is provided in sections entitled “Executive Compensation Program Elements” and “Potential Payments Upon Termination or Change in Control.”

Brian S. Young

On March 9, 2015, the Company and Mr. Young entered into an offer letter, which was then superseded by an employment agreement dated April 21, 2017 (the “Young Employment Agreement”). The Young Employment Agreement provides that Mr. Young will continue to serve as the Chief Human Resources Officer of the Company through December 8, 2017, which term has been extended pursuant to an “evergreen” provision providing for automatic extensions for successive one-year periods thereafter unless either the Company or Mr. Young gives 90 days’ notice of non-extension to the other party. Pursuant to the Young Employment Agreement, Mr. Young is entitled to a base salary of at least $272,208 per year, an annual performance-based cash incentive opportunity with a minimum target of 50% of his annual base salary and an annual equity compensation award as determined by the Board or the Compensation Committee in its discretion. Since the commencement of Mr. Young’s employment in 2015, the Compensation Committee has reviewed and adjusted Mr. Young’s compensation on an annual basis.

Mr. Young’s employment termination, effective as of November 1, 2024, was treated as a termination by the Company without Cause under the terms of the Young Employment Agreement. In connection with his employment termination, Mr. Young entered into a release of claims with the Company entitling him to severance benefits described more fully within “Potential Payments upon Termination or Change in Control”.

As a result, the vesting of 10,343 performance stock units remain outstanding and eligible to be settled in shares of common stock based on actual Company performance and 3,796 stock options was accelerated. The remaining 5,616 performance stock units and 4,598 stock options that were unvested were forfeited.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for each of the Company’s NEOs regarding stock awards that had not yet vested, or in the case of stock options, had vested but not yet been exercised, as of December 31, 2024.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Matthijs Glastra	2/24/2021							21,703 (2)	3,315,567
	2/24/2022							20,062 (3)	3,064,872
	2/24/2022	17,481	8,742 (4)	135.86	2/24/2029
	2/24/2023							26,799 (7)	4,094,083
	2/24/2023	9,718	19,438 (8)	156.72	2/24/2030
	2/21/2024							29,337 (9)	4,481,813
	2/21/2024		31,747 (10)	157.48	2/21/2031
Robert J. Buckley	3/30/2016	12,803		14.13	3/30/2026
	2/24/2021							10,851 (2)	1,657,707
	2/24/2022							7,392 (3)	1,129,276
	2/24/2022	6,439	3,221 (4)	135.86	2/24/2029
	2/24/2023							10,050 (7)	1,535,339
	2/24/2023	3,644	7,289 (8)	156.72	2/24/2030
	2/21/2024							12,446 (9)	1,901,375
	2/21/2024		13,469 (10)	157.48	2/21/2031
Michele D. Welsh	8/15/2022					1,330 (5)	203,184
	8/15/2022							3,431 (6)	524,136
	2/24/2023							3,238 (7)	494,669
	2/24/2023	1,174	2,350 (8)	156.72	2/24/2030
	2/21/2024							3,489 (9)	533,015
	2/21/2024		3,777 (10)	157.48	2/21/2031
Brian S. Young	2/24/2022							3,655 (3)	558,374
	2/24/2022	3,997		135.86	1/30/2025
	2/24/2023							2,366 (7)	361,454
	2/24/2023	2,978		156.72	1/30/2025
	2/21/2024							1,087 (9)	166,061
	2/21/2024	980		157.48	1/30/2025

1.)
Represents the product of the number of outstanding restricted stock units or performance stock units and $152.77, the closing market price of the Company’s common stock on the Nasdaq Global Select Market as of December 31, 2024.
2.)
Represents retention related performance stock units (“OCF-PSUs”) granted on February 24, 2021. Each unit represents the right to receive one share of common stock upon vesting. As the three-year cumulative operating cash flow performance target was achieved during the period from January 1, 2021 to December 31, 2023, these awards became fixed based on 100% achievement of the performance target, with the first 50% of the OCF-PSUs vested on February 24, 2025 and the remaining 50% of the OCF-PSUs expected to vest on February 24, 2026, subject to continued employment on the date of vesting (other than Mr. Young) and accelerated vesting under specified circumstances as described under “Potential Payments upon Termination or Change in Control.”
3.)
Represents the number of shares distributed subsequent to December 31, 2024. The ultimate number of shares to issued was based on (i) TSR formula measured at the end of a three-year performance period against Russell 2000 Index for 75% of the awards, which attained a payout of 80%, and (ii) actual three-year cumulative Adjusted EPS for the performance period in relation to the performance target for the remaining 25% of the awards, which attained a payout of 88%, subject to continued employment (other than Mr. Young) on the date of vesting and accelerated vesting under specified circumstances as described under “Potential Payments upon Termination or Change in Control.”
4.)
Represents stock options granted on February 24, 2022. Each stock option represents the right to receive one share of common stock upon exercise. These options are scheduled to vest on February 24, 2025 (which has already vested as of the date of this management proxy circular), subject to continued employment on the date of vesting, and accelerated vesting under specified circumstances as described under “Potential Payments upon Termination or Change in Control.”
5.)
Represents time-based restricted stock units granted on August 15, 2022. Each unit represents the right to receive one share of common stock upon vesting. These units are scheduled to vest on August 15, 2025, subject to continued employment on the date of vesting, and accelerated vesting under specified circumstances as described under “Potential Payments upon Termination or Change in Control.”
6.)
Represents performance stock units granted on August 15, 2022. The attainment period ended on December 31, 2024 and these units are scheduled to vest on August 15, 2025. The number of shares to be vested was based on (i) TSR formula measured at the end of a three-year performance period ending December 31, 2024 against Russell 2000 Index for 75% of the awards, which attained a payout of 80%, and (ii) actual three-year cumulative Adjusted EPS for the performance period ending December 31, 2024 in relation to the performance target for the remaining 25% of the awards which attained a payout of 88%, subject to continued employment on the date of vesting and accelerated vesting under specified circumstances as described under “Potential Payments upon Termination or Change in Control.”
7.)
Represents performance stock units granted on February 24, 2023. Each unit represents the right to receive up to 2.6 shares of common stock upon vesting. These units are scheduled to vest on January 1, 2026. The ultimate number of shares to be issued upon vesting shall be calculated based on (i) actual three-year cumulative Adjusted EBITDA for the three-year performance period ending December 31, 2025 in relation to the performance target, and (ii) actual three-year cumulative revenue for the three-year performance period ending December 31, 2025 in relation to the performance target, subject to a rTSR multiplier ranging from 1.0x to 1.3x and continued employment on the date of vesting (other than Mr. Young) and accelerated vesting under specified circumstances as described under “Potential Payments upon Termination or Change in Control.”

8.)
Represents stock options granted on February 24, 2023. Each stock option represents the right to receive one share of common stock upon exercise. These options are scheduled to vest in two equal installments on February 24, 2025 (which installment has already vested as of the date of this management proxy circular) and February 24, 2026, respectively, subject to continued employment on the date of vesting, and accelerated vesting under specified circumstances as described under “Potential Payments upon Termination or Change in Control."
9.)
Represents performance stock units granted on February 21, 2024. Each unit represents the right to receive up to 2.6 shares of common stock upon vesting. These units are scheduled to vest on January 1, 2027. The ultimate number of shares to be issued upon vesting shall be calculated based on (i) actual three-year cumulative Adjusted EBITDA for the three-year performance period ending December 31, 2026 in relation to the performance target, and (ii) actual three-year cumulative revenue for the three-year performance period ending December 31, 2026 in relation to the performance target, subject to a rTSR multiplier ranging from 1.0x to 1.3x and continued employment on the date of vesting (other than Mr. Young) and accelerated vesting under specified circumstances as described under “Potential Payments upon Termination or Change in Control.”
10.)
Represents stock options granted on February 21, 2024. Each stock option represents the right to receive one share of common stock upon exercise. These options are scheduled to vest in three equal installments on February 21, 2025 (which installment has already vested as of the date of this management proxy circular), February 21, 2026, and February 21, 2027, respectively, subject to continued employment on the date of vesting, and accelerated vesting under specified circumstances as described under “Potential Payments upon Termination or Change in Control."

Option Exercises and Stock Vested

The following table sets forth information regarding exercises of stock option awards, and performance stock unit and restricted stock unit awards that vested during the year ended December 31, 2024.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Matthijs Glastra	—	—	35,737	5,789,819
Robert J. Buckley	31,108	4,976,409	14,608	2,363,845
Michele D. Welsh	—	—	1,329	239,752
Brian S. Young(3)	—	—	9,343	1,552,289

1.)
Value realized on exercise is computed by multiplying the number of shares of stock options exercised by the price difference between the exercise price and the closing market price of the Company's common stock on the applicable exercise date.
2.)
Value realized on vesting is computed by multiplying the number of shares of restricted stock units and performance stock units vested by the closing market price of the Company’s common stock on the applicable vesting date (or the next business day immediately thereafter if the vesting date is a weekend day or a public holiday in the U.S.).
3.)
The value realized for Mr. Young includes performance stock units awards which vested upon separation from the Company on November 1, 2024.

Potential Payments upon Termination or Change in Control

The following table sets forth estimated compensation that the Company would be obligated to provide to each of the Company’s NEOs upon termination of employment or change in control pursuant to the terms of individualized employment agreements or other contractual obligations. Further information regarding these agreements or other obligations is provided under “Employment and Severance Agreements” immediately following the table. Other than these agreements and the standard change in control provisions in the Company’s grant agreements related to restricted stock unit and performance stock unit awards applicable to all award recipients, there are no other plans or other contractual obligations triggered upon termination of employment or change in control related to the Company’s NEOs. The amounts reflected in the following table assume that the termination of employment and/or, if applicable, change in control occurred on December 31, 2024, (except for Mr. Young, whose amounts reflect the amounts payable to Mr. Young in connection with his termination which was effective as of November 1, 2024). Further, the amounts do not reflect any reductions as a result of any Section 280G “cutback” that may apply to the NEOs.

Name	Event	Salary ($)	Bonus ($)	Vesting of Outstanding Stock ($)	Health Insurance Benefits ($)	Total ($)
Matthijs Glastra	Termination without cause or by employee for good reason	1,254,000 (1) (18 months salary)	2,490,731 (2)	10,068,888 (5) (Prorated vesting of certain unvested awards)	27,788 (18 months coverage)	13,841,407
	Termination without cause or by employee for good reason within 12 months following a change in control	1,672,000 (1) (24 months salary)	3,117,731 (3)	15,778,184 (6) (Immediate vesting of unvested awards, including PSUs)	37,051 (24 months coverage)	20,604,966
	Termination due to death or by the Company due to disability	—	609,731 (4)	15,104,163 (7) (Immediate vesting of unvested awards, including certain PSUs)	—	15,713,894
	Change in control	—	—	—	—	—
Robert J. Buckley	Termination without cause or by employee for good reason	828,699 (1) (18 months salary)	987,591 (2)	4,180,271 (8) (Prorated vesting of certain unvested awards)	27,581 (18 months coverage)	6,024,142
	Termination without cause or by employee for good reason within 12 months following a change in control	1,104,932 (1) (24 months salary in a lump sum)	1,236,201 (3)	6,526,415 (9) (Immediate vesting of unvested awards, including PSUs)	36,774 (24 months coverage)	8,904,322
	Termination due to death or by the Company due to disability	—	241,762 (4)	6,278,164 (10) (Immediate vesting of unvested awards, including certain PSUs)	—	6,519,926
	Change in control	—	—	—	—	—
Michele D. Welsh	Termination without cause or by employee for good reason	570,545 (1) (18 months salary)	491,067 (2)	974,148 (11) (Prorated vesting of certain unvested awards)	31,599 (18 months coverage)	2,067,359
	Termination without cause or by employee for good reason within 12 months following a change in control	760,726 (1) (24 months salary)	614,685 (3)	1,870,058 (12) (Immediate vesting of unvested awards, including PSUs)	42,131 (24 months coverage)	3,287,600
	Termination due to death or by the Company due to disability	—	120,213 (4)	1,755,003 (13) (Immediate vesting of unvested awards, including certain PSUs)	—	1,875,216
	Change in control	—	—	—	—	—
Brian Young	Termination without cause or by employee for good reason	561,594 (1) (18 months salary)	464,288 (2)	1,893,459 (14) (Prorated vesting of certain unvested awards)	31,461 (18 months coverage)	2,950,802

1.)
Based on the respective NEO’s annual base salary in effect as of December 31, 2024.
2.)
The amount represents the sum of (i) 150% of each NEO's target bonus for 2024 payable over eighteen months, and (ii) a pro rata portion of performance-based cash incentive based on actual Company performance in the year of termination, to which they would have been entitled had they remained employed through the first day of the fiscal year following the fiscal year in which the date of termination occurs. The pro rata portion is calculated by multiplying the bonus by the ratio of the number of days elapsed during the fiscal year to 365 days (except for Mr, Young, whose amounts reflect the amounts payable to Mr. Young in connection with his termination which was effective as of November 1, 2024.) .
3.)
The amount represents the sum of (i) 200% of each NEO's target bonus for 2024 payable over twenty four months (except for Mr. Buckley, whose amount shall be payable in a lump sum), and (ii) a pro rata portion of performance-based cash incentive based on actual Company performance in such year, to which they would have been entitled had they remained employed through the first day of the fiscal year following the fiscal year in which the date of termination occurs. The pro rata portion is calculated by multiplying the bonus by the ratio of the number of days elapsed during the fiscal year to 365 days.
4.)
The amount represents a pro rata portion of performance-based cash incentive based on actual Company performance in the year of termination, to which the NEOs would have been entitled had they remained employed through the first day of the fiscal year following the fiscal year in which the date of termination occurs. The pro rata portion is calculated by multiplying the bonus by the ratio of the number of days elapsed during the fiscal year to 365 days.
5.)
Represents the sum of (a) the shares subject to the 2022 TSR-PSUs grant (14,648 assuming actual performance achievement of approximately 80% for the 2022 TSR-PSUs that vested as of January 1, 2025) held Mr. Glastra, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (b) the shares subject to the 2022 EPS-PSUs grant (5,414 assuming actual performance achievement of approximately 88% for the 2022 EPS-PSUs that vested as of January 1, 2025) held Mr. Glastra, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (c) a prorated portion of the shares subject the 2023 Cumulative Revenue-PSUs, the 2023 Adjusted EBITDA-PSUs, the 2024 Cumulative Revenue-PSUs, and 2024 Adjusted EBITDA-PSUs (8,701, 8,702, 4,412, and 4,412, respectively, assuming target performance) held Mr. Glastra, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (d) a prorated portion of shares subject to the 2021 OCF-PSUs held by Mr. Glastra (18,799, assuming actual performance achievement of 100%); and (e) the prorated portion of the 2022 stock options (7,426) held by Mr. Glastra, multiplied by the excess of $152.77, the closing market price of the Company’s common stock as of December 31, 2024, over $135.86, the exercise price. Target performance with respect to the 2023 PSUs referenced herein is based on the assumption that the cumulative Adjusted EBITDA and cumulative Revenue for fiscal years 2023, 2024 and 2025 will equal the three-year cumulative target performance. Target performance with respect to the 2024 PSUs referenced herein is based on the assumption that the cumulative Adjusted EBITDA and cumulative Revenue for fiscal years 2024, 2025 and 2026 will equal the three-year cumulative target performance.
6.)
Represents the sum of (a) the shares subject to the 2021 OCF-PSUs held by Mr. Glastra (21,703, assuming actual performance achievement of 100%) held Mr. Glastra, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (b) the shares subject the 2022 EPS-PSUs, 2022 TSR-PSUs, 2022 EPS-PSUs, 2023 Cumulative Revenue-PSUs, the 2023 Adjusted EBITDA-PSUs, the 2024 Cumulative Revenue-PSUs, and 2024 Adjusted EBITDA-PSUs (6,118, 18,356, 13,400, 13,399, 14,669, and 14,668, respectively, assuming target performance) multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (c) the 2022 stock options (8,742) held by Mr. Glastra, multiplied by the excess of $152.77, the closing market price of the

Company’s common stock as of December 31, 2024, over $135.86, the exercise price. Target performance with respect to the 2023 PSUs referenced herein is based on the assumption that the cumulative Adjusted EBITDA and cumulative Revenue for fiscal years 2023, 2024 and 2025 will equal the three-year cumulative target performance. Target performance with respect to the 2024 PSUs referenced herein is based on the assumption that the cumulative Adjusted EBITDA and cumulative Revenue for fiscal years 2024, 2025 and 2026 will equal the three-year cumulative target performance. The 2022 EPS-PSUs and 2022 TSR-PSUs assume target performance as its higher than the actual performance of 88% and 80%, respectively.
7.)
Represents the sum of (a) 2022 TSR-PSUs grant (14,648 assuming actual performance achievement of approximately 80% for the 2022 TSR-PSUs that vested as of January 1, 2025) held Mr. Glastra, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (b) the shares subject to the 2022 EPS-PSUs grant (5,414 assuming actual performance achievement of approximately 88% for the 2022 EPS-PSUs that vested as of January 1, 2025) held Mr. Glastra, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (c) the shares subject the 2023 Cumulative Revenue-PSUs, the 2023 Adjusted EBITDA-PSUs, the 2024 Cumulative Revenue-PSUs, and 2024 Adjusted EBITDA-PSUs (13,400, 13,399, 14,669, and 14,668, respectively, assuming target performance) held Mr. Glastra, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (d) shares subject to the 2021 OCF-PSUs held by Mr. Glastra (21,703, assuming actual performance achievement of 100%); and (e) the 2022 stock options (8,742) held by Mr. Glastra, multiplied by the excess of $152.77, the closing market price of the Company’s common stock as of December 31, 2024, over $135.86, the exercise price. Target performance with respect to the 2023 PSUs referenced herein is based on the assumption that the cumulative Adjusted EBITDA and cumulative Revenue for fiscal years 2023, 2024 and 2025 will equal the three-year cumulative target performance. Target performance with respect to the 2024 PSUs referenced herein is based on the assumption that the cumulative Adjusted EBITDA and cumulative Revenue for fiscal years 2024, 2025 and 2026 will equal the three-year cumulative target performance.
8.)
Represents the sum of (a) 2022 TSR-PSUs grant (5,397 assuming actual performance achievement of approximately 80% for the 2022 TSR-PSUs that vested as of January 1, 2025) held Mr. Buckley, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (b) the shares subject to the 2022 EPS-PSUs grant (1,995 assuming actual performance achievement of approximately 88% for the 2022 EPS-PSUs that vested as of January 1, 2025) held Mr. Buckley, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (c) a prorated portion of the shares subject the 2023 Cumulative Revenue-PSUs, the 2023 Adjusted EBITDA-PSUs, the 2024 Cumulative Revenue-PSUs, and 2024 Adjusted EBITDA-PSUs (3,263, 3,263, 1,872, and 1,872, respectively, assuming target performance) held Mr. Buckley, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (d) a prorated portion of shares subject to the 2021 OCF-PSUs held by Mr. Buckley (9,399, assuming actual performance achievement of 100%); and (e) the prorated portion of the 2022 stock options (2,736) held by Mr. Buckley, multiplied by the excess of $152.77, the closing market price of the Company’s common stock as of December 31, 2024, over $135.86, the exercise price. Target performance with respect to the 2023 PSUs referenced herein is based on the assumption that the cumulative Adjusted EBITDA and cumulative Revenue for fiscal years 2023, 2024 and 2025 will equal the three-year cumulative target performance. Target performance with respect to the 2024 PSUs referenced herein is based on the assumption that the cumulative Adjusted EBITDA and cumulative Revenue for fiscal years 2024, 2025 and 2026 will equal the three-year cumulative target performance.

9.)
Represents the sum of (a) the shares subject to the 2021 OCF-PSUs held by Mr. Buckley (10,851, assuming actual performance achievement of 100%) held Mr. Buckley, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (b) the shares subject the 2022 EPS-PSUs, 2022 TSR-PSUs, 2022 EPS-PSUs, 2023 Cumulative Revenue-PSUs, the 2023 Adjusted EBITDA-PSUs, the 2024 Cumulative Revenue-PSUs, and 2024 Adjusted EBITDA-PSUs ( 2,254, 6,763, 5,025, 5,025, 6,223, and 6,223), respectively, assuming target performance) multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (c) the 2022 stock options (3,221) held by Mr. Buckley, multiplied by the excess of $152.77, the closing market price of the Company’s common stock as of December 31, 2024, over $135.86, the exercise price. Target performance with respect to the 2023 PSUs referenced herein is based on the assumption that the cumulative Adjusted EBITDA and cumulative Revenue for fiscal years 2023, 2024 and 2025 will equal the three-year cumulative target performance. Target performance with respect to the 2024 PSUs referenced herein is based on the assumption that the cumulative Adjusted EBITDA and cumulative Revenue for fiscal years 2024, 2025 and 2026 will equal the three-year cumulative target performance. The 2022 EPS-PSUs and 2022 TSR-PSUs assume target performance as its higher than the actual performance of 88% and 80%, respectively.
10.)
Represents the sum of (a) 2022 TSR-PSUs grant (5,397 assuming actual performance achievement of approximately 80% for the 2022 TSR-PSUs that vested as of January 1, 2025) held Mr. Buckley, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (b) the shares subject to the 2022 EPS-PSUs grant (1,995 assuming actual performance achievement of approximately 88% for the 2022 EPS-PSUs that vested as of January 1, 2025) held Mr. Buckley, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (c) the shares subject the 2023 Cumulative Revenue-PSUs, the 2023 Adjusted EBITDA-PSUs, the 2024 Cumulative Revenue-PSUs, and 2024 Adjusted EBITDA-PSUs (5,025, 5,025, 6,223, and 6,223, respectively, assuming target performance) held Mr. Buckley, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (d) shares subject to the 2021 OCF-PSUs held by Mr. Buckley (10,851, assuming actual performance achievement of 100%); and (e) the 2022 stock options (3,221) held by Mr. Buckley, multiplied by the excess of $152.77, the closing market price of the Company’s common stock as of December 31, 2024, over $135.86, the exercise price. Target performance with respect to the 2023 PSUs referenced herein is based on the assumption that the cumulative Adjusted EBITDA and cumulative Revenue for fiscal years 2023, 2024 and 2025 will equal the three-year cumulative target performance. Target performance with respect to the 2024 PSUs referenced herein is based on the assumption that the cumulative Adjusted EBITDA and cumulative Revenue for fiscal years 2024, 2025 and 2026 will equal the three-year cumulative target performance.
11.)
Represents the sum of (a) the prorated portion of the unvested 2022 RSU grant (504) held by Ms. Welsh based on the ratio of the number of days of employment during the applicable service-based vesting period to the total number of days of such service-based vesting period, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (b) a prorated portion of the shares subject to the 2022 TSR-PSUs (1,990, assuming actual performance achievement of approximately 80% for the 2022 TSR-PSUs) multiplied by $152.77, the closing market price of the Company's common stock as of December 31, 2024; (c) and a prorated portion of the shares subject to the 2022 EPS-PSUs (730 assuming actual performance achievement of approximately 88% for the 2022 EPS-PSUs); (d) a prorated portion of the shares subject to the 2023 Adjusted EBITDA-PSUs, the 2023 Cumulative Revenue-PSUs, the 2024 Cumulative Revenue-PSUs, and 2024 Adjusted EBITDA-PSUs (1,051, 1,051, 525, and 525, respectively, assuming target performance achievement) held by Ms. Welsh, multiplied by $152.77, the closing market price of the Company’s common stock as of December

31, 2023; Target performance with respect to the 2023 PSUs referenced herein is based on the assumption that the cumulative Adjusted EBITDA and the cumulative Revenue for fiscal years 2023, 2024 and 2025 will equal the three-year cumulative target performance. Target performance with respect to the 2024 PSUs referenced herein is based on the assumption that the cumulative Adjusted EBITDA and cumulative Revenue for fiscal years 2024, 2025 and 2026 will equal the three-year cumulative target performance.
12.)
Represents the sum of (a) the outstanding number of the unvested 2022 RSU grant (1,330) held by Ms. Welsh, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; and (b) the shares subject the 2022 EPS-PSUs, 2022 TSR-PSUs, 2022 EPS-PSUs, 2023 Cumulative Revenue-PSUs, the 2023 Adjusted EBITDA-PSUs, the 2024 Cumulative Revenue-PSUs, and 2024 Adjusted EBITDA-PSUs (1,046, 3,138, 1,619, 1,619, 1,744, and 1,745), respectively, assuming target performance) multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024. Target performance with respect to the 2023 PSUs referenced herein is based on the assumption that the cumulative Adjusted EBITDA and cumulative Revenue for fiscal years 2023, 2024 and 2025 will equal the three-year cumulative target performance. Target performance with respect to the 2024 PSUs referenced herein is based on the assumption that the cumulative Adjusted EBITDA and cumulative Revenue for fiscal years 2024, 2025 and 2026 will equal the three-year cumulative target performance. The 2022 EPS-PSUs and 2022 TSR-PSUs assume target performance as its higher than the actual performance of 88% and 80%, respectively.
13.)
Represents the sum of (a) the outstanding number of the unvested 2022 RSU grant (1,330) held by Ms. Welsh, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (b) 2022 TSR-PSUs grant (2,510 assuming actual performance achievement of approximately 80% for the 2022 TSR-PSUs) held Ms. Welsh, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; (b) the shares subject to the 2022 EPS-PSUs grant (920 assuming actual performance achievement of approximately 88% for the 2022 EPS-PSUs that vested as of January 1, 2025) held Ms. Welsh, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024; and (c) the shares subject the 2023 Cumulative Revenue-PSUs, the 2023 Adjusted EBITDA-PSUs, the 2024 Cumulative Revenue-PSUs, and 2024 Adjusted EBITDA-PSUs (1,619, 1,619, 1,744, and 1,745, respectively, assuming target performance) held Ms. Welsh, multiplied by $152.77, the closing market price of the Company’s common stock as of December 31, 2024.
14.)
Represents the sum of (a) prorated 2021 OCF-PSUs, the 2022 TSR-PSUs, the 2022 EPS-PSUs, the 2023 Cumulative Revenue-PSUs, the 2023 Adjusted EBITDA-PSUs, the 2024 Cumulative Revenue-PSUs, and 2024 Adjusted EBITDA-PSUs (3,235, 2,741, 914, 1,183, 1,183, 543, and 544, respectively) awards as of the termination, November 1, 2024 held by Mr. Young, multiplied by $174.22, the closing market price of the Company’s common stock as of November 1, 2024; (b) the prorated portion of the 2022 stock options (1,238) held by Mr. Young as of the termination, November 1, 2024, multiplied by the excess of $174.22, the closing market price of the Company’s common stock as of November 1, 2024, over $135.86, the exercise price; (c) the prorated portion of the 2023 stock options (1,578) held by Mr. Young as of the termination, November 1, 2024, multiplied by the excess of $174.22, the closing market price of the Company’s common stock as of November 1, 2024, over $156.72, the exercise price; and (d) the prorated portion of the 2024 stock options (980) held by Mr. Young as of the termination, November 1, 2024, multiplied by the excess of $174.22, the closing market price of the Company’s common stock as of November 1, 2024, over $157.48, the exercise price.

Employment and Severance Agreements

Employment Agreement with Mr. Glastra

On April 21, 2017, the Company and Mr. Glastra entered into the CEO Employment Agreement. The initial term of the CEO Employment Agreement continued through July 27, 2019, following which the term automatically renews for successive one-year periods unless either party gives notice of non-extension no later than 90 days prior to the expiration of the then-applicable term. Pursuant to the terms of the Amended and Restated CEO Employment Agreement, the Company has certain obligations that become due in the event of termination.

Upon termination of Mr. Glastra’s employment for any reason, Mr. Glastra or Mr. Glastra’s estate is entitled to receive: (i) any portion of Mr. Glastra’s annual base salary through the date of termination not theretofore paid, (ii) any business expenses owed to Mr. Glastra, and (iii) any amount arising from Mr. Glastra’s participation in, or benefits under, any employee benefit plans, programs or arrangements (together referred to as “CEO Accrued Amounts”).

If Mr. Glastra’s employment is terminated by the Company without Cause (as described below) or by Mr. Glastra for Good Reason (as described below), then in addition to the payment of the CEO Accrued Amounts, the Company will: (i) pay Mr. Glastra an amount equal to 150% (or, if such termination occurs within 12 months after a Change in Control, as defined in the CEO Employment Agreement, 200%) of the sum of his base salary and his target bonus opportunity in substantially equal installments over 18 months (or 24 months if such termination occurs within 12 months after a Change in Control) in accordance with the Company’s regular payroll practices; (ii) pay Mr. Glastra a pro rata portion of any performance-based cash incentive to which he would have been entitled had he remained employed by the Company; (iii) continue to provide Mr. Glastra and his eligible dependents with coverage under the Company’s group health plans for up to 18 months (or, if such termination occurs within 12 months after a Change in Control, 24 months) following termination at the same levels and the same cost to Mr. Glastra as would have applied if his employment had not been terminated; (iv) cause a pro rata portion of all annual equity awards granted to Mr. Glastra (the “CEO Annual Equity Awards”) subject to service-based vesting (which include his outstanding annual restricted stock units and stock options, if any) to become vested; and (v) cause a pro rata portion of any CEO Annual Equity Awards subject to performance-based vesting (which include his outstanding performance stock units) to continue to be eligible to become vested in accordance with their terms based on actual performance. Notwithstanding the foregoing, if such termination occurs while Mr. Glastra is unable to engage in substantial gainful activity that may reasonably be expected to result in Disability (as defined in the Amended and Restated CEO Employment Agreement), the Company will cause all CEO Annual Equity Awards subject to service-based vesting to be fully vested and all CEO Annual Equity Awards subject to performance-based vesting to continue to be eligible to become vested in accordance with their terms based on actual performance. Further, if such termination occurs within 12 months after a Change in Control, the Company will cause all unvested equity awards held by Mr. Glastra to become vested, deeming that the Company will attain “target” performance levels (or such higher performance level as expressly contemplated by the applicable award agreement in the event of such termination) for purposes of awards subject to performance-based vesting. For further discussion of the treatment of Mr. Glastra’s equity awards upon a Change in Control or certain terminations of employment following a Change in Control, see the section entitled “Equity Awards” below.

If Mr. Glastra’s employment is terminated due to death or by the Company due to Disability, then in addition to the payment of the CEO Accrued Amounts, the Company will: (i) pay Mr. Glastra a pro rata portion of any performance-based cash incentive to which he would have been entitled had he remained employed by the Company, (ii) cause all CEO Annual Equity Awards subject to service-based vesting to become fully vested, and (iii) cause all CEO Annual Equity Awards subject to performance-based vesting to continue to be eligible to become vested in accordance with their terms based on actual performance.

Mr. Glastra is not entitled to any tax gross-up in the event that any payments due to him pursuant to the Amended and Restated CEO Employment Agreement or otherwise would be subject to an excise tax under Sections 280G and 4999 of the Code. Instead, Mr. Glastra is subject to a Section 280G “cutback” whereby any amounts subject to any such excise tax will be reduced to the extent necessary to avoid such excise tax if such reduction would result in a greater after-tax payment amount to Mr. Glastra.

The severance payments and benefits provided for in the Amended and Restated CEO Employment Agreement are subject to Mr. Glastra’s compliance with a non-competition and non-solicitation covenant through the date that is 18 months following termination and an indefinite confidentiality covenant. No severance payments will be made and no acceleration of vesting will occur following the date of any violation of any such covenants, unless Mr. Glastra cures such violation within 30 days of written notice thereof.

The severance payments and benefits are also subject to Mr. Glastra’s execution of a release of claims against the Company.

For purposes of the Amended and Restated CEO Employment Agreement, “Cause” is generally defined as (a) his willful failure to substantially perform the duties (other than any such failure resulting from disability or any inability to engage in any substantial gainful activity that could reasonably be expected to result in disability) which is not remedied within 30 days after receipt of written notice from the Company specifying such failure; (b) his willful failure to carry out or comply with, in any material respect, any lawful and reasonable directive of the Board of Directors of the Company not inconsistent with the terms of his employment agreement, which is not remedied within 30 days after receipt of written notice from the Company specifying such failure; (c) his commission at any time of any act or omission that results in, or may reasonably be expected to result in, a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude; or (d) his unlawful use (including being under the influence) or possession of illegal drugs on the Company’s premises or while performing his duties and responsibilities under his employment agreement. For purpose of the Amended and Restated CEO Employment Agreement, “Good Reason” is generally defined as the occurrence of one or more of the following conditions without his consent: (a) a material diminution in his responsibilities, duties or authority or a material diminution in his title; (b) failure of the Company to make any material payment or provide any material benefit under his employment agreement; (c) the Company’s material breach of his employment agreement; or (d) a material relocation of his place of employment.

Employment Agreement with Mr. Buckley

On April 21, 2017, the Company and Mr. Buckley entered into the Amended and Restated CFO Employment Agreement, under which the term of Mr. Buckley’s employment continued through February 22, 2018, following which the term automatically renews for successive one-year periods unless either party gives notice of non-extension no later than 90 days prior to the expiration of the then-applicable term. Pursuant to the terms of the Amended and Restated CFO Employment Agreement, there are certain obligations of the Company that become due in the event of termination.

Upon termination of Mr. Buckley’s employment for any reason, Mr. Buckley or Mr. Buckley’s estate is entitled to receive: (i) any portion of Mr. Buckley’s annual base salary through the date of termination not theretofore paid, (ii) any business expenses owed to Mr. Buckley, and (iii) any amount arising from Mr. Buckley’s participation in, or benefits under, any employee benefit plans, programs or arrangements (together referred to as “CFO Accrued Amounts”).

If Mr. Buckley’s employment is terminated by the Company without Cause (as described below) or by Mr. Buckley for Good Reason (as described below), then in addition to the payment of the CFO Accrued Amounts, the Company will: (i) pay Mr. Buckley an amount equal to 150% of the sum of his base salary and his target bonus opportunity in substantially equal installments over 18 months following termination in accordance with the Company’s regular payroll practices, provided that if such termination occurs within 12 months after a Change in Control (as defined in the Amended and Restated CFO Employment Agreement), then, in lieu of the foregoing amounts, the Company will pay Mr. Buckley a lump sum equal to 200% of the sum of his base salary and his target bonus opportunity; (ii) pay Mr. Buckley a pro rata portion of any performance-based cash incentive to which he would have been entitled had he remained employed by the Company; (iii) continue to provide Mr. Buckley and his eligible dependents with coverage under the Company’s group health plans for up to 18 months (or, if such termination occurs within 12 months after a Change in Control, 24 months) following termination at the same levels and the same cost to Mr. Buckley as would have applied if his employment had not been terminated; (iv) cause a pro rata portion of all annual equity awards granted to Mr. Buckley (the “CFO Annual Equity Awards”) subject to service-based vesting (which include his outstanding annual restricted stock units and stock options, if any) to become vested; and (v) cause a pro rata portion of any CFO Annual Equity Awards subject to performance-based vesting (which include his outstanding performance stock units) to continue to be eligible to become vested in accordance with their terms based on actual performance. Notwithstanding the foregoing, if such termination occurs while Mr. Buckley is unable to engage in substantial gainful activity that may reasonably be expected to result in Disability (as defined in the Amended and Restated CFO Employment Agreement), the Company will cause all CFO Annual Equity Awards subject to service-based vesting to be fully vested and all CFO Annual Equity Awards subject to performance-based vesting to continue to be eligible to become vested in accordance with their terms based on actual performance. Further, if such termination of employment occurs within 12 months after a Change in Control, the Company will cause all unvested equity awards held by Mr. Buckley to become vested, deeming that the Company will attain “target” performance levels (or such higher performance level as expressly contemplated by the applicable award agreement in the event of such termination) for purposes of awards subject to performance-based vesting. For further discussion of the treatment of Mr. Buckley’s equity awards upon a Change in Control or certain terminations of employment following a Change in Control, see the section entitled “Equity Awards” below.

If Mr. Buckley’s employment is terminated due to death or by the Company due to Disability, then in addition to the payment of the CFO Accrued Amounts, the Company will: (i) pay Mr. Buckley a pro rata portion of any performance-based cash incentive to which he would have been entitled had he remained employed by the Company, (ii) cause all CFO Annual Equity Awards subject to service-based vesting to become fully vested, and (iii) cause all CFO Annual Equity Awards subject to performance-based vesting to continue to be eligible to become vested in accordance with their terms based on actual performance.

Mr. Buckley is not entitled to any tax gross-up in the event any payments due to him pursuant to the Amended and Restated CFO Employment Agreement or otherwise would be subject to an excise tax imposed by Section 280G and 4999 of the Code. Instead, Mr. Buckley is subject to a Section 280G “cutback” whereby any amounts subject to any such excise tax will be reduced to the extent necessary to avoid such excise tax if such reduction would result in a greater after-tax payment amount to Mr. Buckley.

The severance payments and benefits provided for in the Amended and Restated CFO Employment Agreement are subject to Mr. Buckley’s compliance with a non-competition and non-solicitation covenant through the date that is 18 months following termination and an indefinite confidentiality covenant. No severance payments will be made and no acceleration of vesting will occur following the date of any violation of any such covenants, unless Mr. Buckley cures such violation within 30 days of written notice thereof.

The severance payments and benefits are also subject to Mr. Buckley’s execution of a release of claims against the Company.

As used in the Amended and Restated CFO Employment Agreement, “Cause”, “Change in Control” and “Good Reason” have substantially the same meaning as used in the Amended and Restated CEO Employment Agreement.

Employment Agreement with Ms. Welsh

On July 11, 2022, the Company and Ms. Welsh entered into the Welsh Employment Agreement, under which the term of Ms. Welsh’s employment was set at an initial one-year term, with automatic extensions for successive one-year periods thereafter unless either party gives notice of non-extension no later than 90 days prior to the expiration of the then-applicable term. Pursuant to the terms of the Welsh Employment Agreement, there are certain obligations of the Company that may become due in the event of termination.

Upon termination of Ms. Welsh’s employment for any reason, Ms. Welsh or Ms. Welsh’s estate is entitled to receive: (i) any portion of Ms. Welsh’s annual base salary through the date of termination not theretofore paid, (ii) any business expenses owed to Ms. Welsh, and (iii) any amount arising from Ms. Welsh’s participation in, or benefits under, any employee benefit plans, programs or arrangements (together referred to as “Welsh Accrued Amounts”).

If Ms. Welsh’s employment is terminated by the Company without Cause (as described below) or by Ms. Welsh for Good Reason, then in addition to the payment of the Welsh Accrued Amounts, the Company will: (i) pay Ms. Welsh an amount equal to 150% (or, if such termination occurs within 12 months after a Change in Control, 200%) of the sum of her base salary and her target bonus opportunity in substantially equal installments over 18 months (or 24 months if such termination occurs within 12 months after a Change in Control, as defined in the Welsh Employment Agreement) in accordance with the Company’s regular payroll practices; (ii) pay Ms. Welsh a pro rata portion of any performance-based cash incentive to which she would have been entitled had she remained employed by the Company; (iii) continue to provide Ms. Welsh and her eligible dependents with coverage under the Company’s group health plans for up to 18 months (or, if such termination occurs within 12 months after a Change in Control, 24 months) following termination at the same levels and the same cost to Ms. Welsh as would have applied if her employment had not been terminated; (iv) cause a pro rata portion of all annual equity awards granted to Ms. Welsh (the “Welsh Annual Equity Awards”) subject to service-based vesting (which include her outstanding annual restricted stock units and stock options, if any) to become vested; and (v) cause a pro rata portion of any Welsh Annual Equity Awards subject to performance-based vesting (which include her outstanding performance stock units) to continue to be eligible to become vested in accordance with their terms based on actual performance. Notwithstanding the foregoing, if such termination occurs while Ms. Welsh is unable to engage in substantial gainful activity that may reasonably be expected to result in Disability (as defined in the Welsh Employment Agreement), the Company will cause all Welsh Annual Equity Awards subject to service-based vesting to be fully vested and all Welsh Annual Equity Awards subject to performance-based vesting to continue to be eligible to become vested in accordance with their terms based on actual performance. Further, if such termination occurs within 12 months after a Change in Control, the Company will cause all unvested equity awards held by Ms. Welsh to become vested, deeming that the Company will attain “target” performance levels (or such higher performance level as expressly contemplated by the applicable award agreement in the event of such termination) for purposes of awards subject to performance-based vesting. For further discussion of the treatment of Ms. Welsh’s equity awards upon a Change in Control or certain terminations of employment following a Change in Control, see the section entitled “Equity Awards” below.

If Ms. Welsh’s employment is terminated due to death or by the Company due to Disability, then in addition to the payment of the Welsh Accrued Amounts, the Company will: (i) pay Ms. Welsh a pro rata portion of any performance-based cash incentive to which she would have been entitled had she remained employed by the Company, (ii) cause all Welsh Annual Equity Awards subject to service-based vesting to become fully vested, and (iii) cause all Welsh Annual Equity Awards subject to performance-based vesting to continue to be eligible to become vested in accordance with their terms based on actual performance.

Ms. Welsh is not entitled to any tax gross-up in the event that any payments due to her pursuant to the Welsh Employment Agreement or otherwise would be subject to an excise tax under Sections 280G and 4999 of the Code. Instead, Ms. Welsh is subject to a Section 280G “cutback” whereby any amounts subject to any such excise tax will be reduced to the extent necessary to avoid such excise tax if such reduction would result in a greater after-tax payment amount to Ms. Welsh.

The severance payments and benefits provided for in the Welsh Employment Agreement are subject to Ms. Welsh’s compliance with a non-competition and non-solicitation covenant through the date that is 12 months following termination and an indefinite confidentiality covenant. No severance payments will be made and no acceleration of vesting will occur following the date of any violation of any such covenants, unless Ms. Welsh cures such violation within 30 days of written notice thereof.

The severance payments and benefits are also subject to Ms. Welsh’s execution of a release of claims against the Company. As used in the Welsh Employment Agreement, “Cause” and “Good Reason” have substantially the same meaning as used in the Amended and Restated CEO Employment Agreement.

Employment Agreement with Mr. Young

On April 21, 2017, the Company entered into the Young Employment Agreement, under which the term of Mr. Young’s employment was extended to December 8, 2017, with automatic extensions for successive one-year periods thereafter unless either party gives notice of non-extension no later than 90 days prior to the expiration of the then-applicable term. Pursuant to the terms of the Young Employment Agreement, there are certain obligations of the Company that become due in the event of termination.

Upon termination of Mr. Young’s employment for any reason, Mr. Young or Mr. Young’s estate is entitled to receive: (i) any portion of Mr. Young’s annual base salary through the date of termination not theretofore paid, (ii) any business expenses owed to Mr. Young, and (iii) any amount arising from Mr. Young’s participation in, or benefits under, any employee benefit plans, programs or arrangements (together referred to as “Young Accrued Amounts”).

If Mr. Young’s employment is terminated by the Company without Cause (as described below) or by Mr. Young for Good Reason, then in addition to the payment of the Young Accrued Amounts, the Company will: (i) pay Mr. Young an amount equal to 150% (or, if such termination occurs within 12 months after a Change in Control, 200%) of the sum of his base salary and his target bonus opportunity in substantially equal installments for 18 months (or 24 months if such termination occurs within 12 months after a Change in Control, as defined in the Young Employment Agreement) in accordance with the Company’s regular payroll practices; (ii) pay Mr. Young a pro rata portion of any performance-based cash incentive to which he would have been entitled had he remained employed by the Company; (iii) continue to provide Mr. Young and his eligible dependents with coverage under the Company’s group health plans for up to 18 months (or, if such termination occurs within 12 months after a Change in Control, 24 months) following termination at the same levels and the same cost to Mr. Young as would have applied if his employment had not been terminated; (iv) cause a pro rata portion of all annual equity awards granted to Mr. Young (the “Young Annual Equity Awards”) subject to service-based vesting (which include his outstanding annual restricted stock units and stock options, if any) to become vested; and (v) cause a pro rata portion of any Young Annual Equity Awards subject to performance-based vesting (which include his outstanding performance stock units) to continue to be eligible to become vested in accordance with their terms based on actual performance. Notwithstanding the foregoing, if such termination occurs while Mr. Young is unable to engage in substantial gainful activity that may reasonably be expected to result in Disability (as defined in the Young Employment Agreement), the Company will cause all Young Annual

Equity Awards subject to service-based vesting to be fully vested and all Young Annual Equity Awards subject to performance-based vesting to continue to be eligible to become vested in accordance with their terms based on actual performance. Further, if such termination occurs within 12 months after a Change in Control, the Company will cause all unvested equity awards held by Mr. Young to become vested, deeming that the Company will attain “target” performance levels (or such higher performance level as expressly contemplated by the applicable award agreement in the event of such termination) for purposes of awards subject to performance-based vesting. For further discussion of the treatment of Mr. Young’s equity awards upon a Change in Control or certain terminations of employment following a Change in Control, see the section entitled “Equity Awards” below.

Mr. Young is not entitled to any tax gross-up in the event that any payments due to him pursuant to the Young Employment Agreement or otherwise would be subject to an excise tax under Sections 280G and 4999 of the Code. Instead, Mr. Young is subject to a Section 280G “cutback” whereby any amounts subject to any such excise tax will be reduced to the extent necessary to avoid such excise tax if such reduction would result in a greater after-tax payment amount to Mr. Young.

The severance payments and benefits provided for in the Young Employment Agreement are subject to Mr. Young’s compliance with a non-competition and non-solicitation covenant through the date that is 18 months following termination and an indefinite confidentiality covenant. No severance payments will be made and no acceleration of vesting will occur following the date of any violation of any such covenants, unless Mr. Young cures such violation within 30 days of written notice thereof.

The severance payments and benefits are also subject to Mr. Young’s execution of a release of claims against the Company. As used in the Young Employment Agreement, “Cause” and “Good Reason” have substantially the same meaning as used in the Amended and Restated CEO Employment Agreement.

Mr. Young’s employment termination, effective as of November 1, 2024, was treated as a termination by the Company without Cause under the terms of the Young Employment Agreement. In connection with his employment termination, Mr. Young entered into a release of claims with the Company entitling him set forth in the table above and as more fully described above.

Equity Awards

Restricted Stock Units

Pursuant to the restricted stock unit award agreements under the Equity Plan (including, for avoidance of doubt, the one-time retention awards granted in 2021), the unvested restricted stock units under such agreements held by the NEOs on the date of a Change in Control that are not assumed or substituted by the successor entity will vest (or be exchanged for a cash payment) upon such Change in Control, subject to the executive’s continued employment through the date of such Change in Control. If the RSUs are assumed by the successor entity in a Change in Control, such assumed RSUs will remain unvested and will vest in accordance with their terms, subject to accelerated vesting upon a termination of employment without Cause or for Good Reason (as defined in the relevant employment agreement) within 12 months following a Change in Control.

Stock Options

Pursuant to the stock option agreements under the Equity Plan, all outstanding unvested stock options held by the NEOs on the date of a Change in Control that are not assumed or substituted by the successor entity will vest (or be exchanged for a cash payment) upon such Change in Control, subject to the executive’s continued employment through the date of such Change in Control. If such stock options are assumed by the successor entity in a Change in Control, such assumed stock options will remain unvested and will vest in accordance with their terms, subject to accelerated vesting upon a termination of employment without Cause or for Good Reason (as defined in the relevant employment agreement) within 12 months following a Change in Control.

Performance Stock Units

Pursuant to the performance stock unit award agreements under the Equity Plan (including, for the avoidance of doubt, the one-time retention awards granted in 2021), all outstanding performance stock units held by the NEOs will vest upon a termination of employment without Cause or for Good Reason (as defined in the relevant employment agreement) within 12 months following a Change in Control, subject to the terms of the NEOs employment agreements. See the section entitled “Employment and Severance Agreements” above for more information.

CEO Pay Ratio

Our CEO to median employee pay ratio is calculated in accordance with Item 402(u) of Regulation S-K. The Company identified the median employee by using a consistently applied compensation measure of “total gross compensation” for our employee population as of October 31, 2024, excluding our CEO. “Total gross compensation” includes regular earnings, overtime pay and overtime premium, equity compensation, commission, bonus and other cash incentive compensation, and allowances (car, housing, travel, meal, etc.) that are considered compensation. The Company did not make any assumptions, adjustments, or estimates with respect to total gross compensation, and did not annualize the compensation for any full-time employees that were not employed by the Company for the full year in 2024. The Company included all employees, whether employed on a full-time, part-time, or seasonal basis. As of October 31, 2024, our employee population consisted of approximately 3,000 individuals, with 42% of these individuals located in the United States, 49% located in Europe and 9% located in Asia. Using this methodology, the Company determined that our median employee was a full-time employee working in the United States.

As illustrated in the table below, our CEO to median employee pay ratio is 165:1.

	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)	Ratio
CEO	826,308	—	5,309,411	1,980,060	609,731	50,795	8,776,305	165
Median Employee	50,560	—	—	—	—	2,569	53,129	1

Pay Versus Performance Disclosure

Pay Versus Performance Table

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and our other named executive officers (the “Non-PEO NEOs”) and Company performance for the fiscal years listed in the table below (the "Pay Versus Performance Table"). The Compensation Committee did not consider the pay versus performance disclosure below in making its executive compensation decisions for any of the years presented in this management proxy circular.

					Value of Initial Fixed $100 Investment Based on:
Year (a)	Summary Compensation Table Total for PEO ($)(b)(1)	Compensation Actually Paid to PEO ($)(c)(1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(d)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(e)(1)(2)(3)	Total Shareholder Return ($)(f)	Peer Group Total Shareholder Return ($)(g)(4)	Net Income ($) (in thousands) (h)	Adjusted EBITDA ($) (in thousands) (i)(5)
2024	8,776,305	(260,043)	2,550,342	234,958	172.74	142.93	64,087	209,849
2023	8,262,118	14,434,050	2,070,243	3,420,653	190.42	128.14	72,878	196,229
2022	7,302,035	2,777,206	2,128,543	1,218,186	153.63	109.59	74,051	184,129
2021	12,375,690	24,517,738	4,197,681	8,123,250	199.38	137.74	50,331	152,736
2020	4,896,387	8,458,689	1,448,448	3,378,177	133.67	119.96	44,521	120,989

1.)
Matthijs Glastra was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022	2023	2024
Robert J. Buckley	Robert J. Buckley	Robert J. Buckley	Robert J. Buckley	Robert J. Buckley
Brian S. Young	Brian S. Young	Brian S. Young	Brian S. Young	Brian S. Young
		Michele D. Welsh	Michele D. Welsh	Michele D. Welsh
2.)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
3.)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with ASC Topic 718. Amounts in the Exclusion of Stock Awards column in the tables below are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table, which reflect the fair market values of the equity awards as of their respective grant date.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2024	8,776,305	7,289,471	(1,746,877)	(260,043)
2023	8,262,118	6,662,770	12,834,702	14,434,050
2022	7,302,035	4,680,031	155,202	2,777,206
2021	12,375,690	9,970,028	22,112,076	24,517,738
2020	4,896,387	3,775,405	7,337,707	8,458,689

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Inclusion of Average Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	2,550,342	1,641,986	(673,398)	234,958
2023	2,070,243	1,421,433	2,771,843	3,420,653
2022	2,128,543	1,261,595	351,238	1,218,186
2021	4,197,681	3,202,912	7,128,481	8,123,250
2020	1,448,448	916,118	2,845,847	3,378,177

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables, using the fair market values of equity awards as of the end of the year for all outstanding unvested awards and as of the date of vesting for awards that vested during the year:

Year	Year-End Fair Value of Equity Awards Granted During Current Year That Remained Unvested as of Last Day of Current Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Current Year of Unvested Equity Awards for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Equity Awards That Vested During Current Year for PEO ($)	Fair Value as of Last Day of Prior Year of Equity Awards Forfeited During Current Year for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2024	5,704,584	(7,030,584)	(420,877)	—	(1,746,877)
2023	8,907,313	3,441,199	486,190	—	12,834,702
2022	5,386,925	(4,393,507)	(838,216)	—	155,202
2021	13,766,568	6,348,761	1,996,747	—	22,112,076
2020	3,373,771	3,950,262	13,674	—	7,337,707

Year	Average Year-End Fair Value of Equity Awards Granted During Current Year That Remained Unvested as of Last Day of Current Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Current Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Equity Awards That Vested During Current Year for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year ($)	Average Fair Value as of Last Day of Prior Year of Equity Awards Forfeited During Current Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	1,084,022	(1,495,594)	(69,211)	7,278	(199,893)	(673,398)
2023	1,900,304	770,506	101,033	—	—	2,771,843
2022	1,359,913	(848,158)	(160,517)	—	—	351,238
2021	4,376,963	1,523,957	1,227,561	—	—	7,128,481
2020	818,689	2,023,990	3,168	—	—	2,845,847

4.)
The Peer Group TSR set forth in the Pay Versus Performance Table above utilizes Russell 2000 Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the year ended December 31, 2024. The comparison assumes that $100 was invested in the Company and in the Russell 2000 Index, respectively, for the period starting December 31, 2019 through the end of each year presented. Historical stock performance shown is not necessarily indicative of future stock performance.
5.)
We determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2024. As described in the Compensation Discussion and Analysis section of this management proxy circular, Adjusted EBITDA is a non-GAAP financial performance measure used in our Senior Management Incentive Plan. The Company defines Adjusted EBITDA as the consolidated net income before deducting interest (income) expense, income taxes, depreciation, amortization, non-cash share-based compensation, restructuring, acquisition and divestiture related costs, acquisition fair value adjustments, inventory related charges associated with product line closures, costs directly related to employee COVID-19 testing, other non-operating income (expense) items, including foreign exchange gains (losses), write-off of unamortized deferred financing costs, and net periodic pension costs of the Company’s frozen U.K. defined benefit pension plan. A reconciliation of the Adjusted EBITDA to the most comparable GAAP financial measure is provided in the tables at the end of the Company’s Annual Report for the year ended December 31, 2024. Adjusted EBITDA may not have been the most important financial performance measure for other fiscal years presented and we may determine a different financial performance measure to be the most important financial performance measure in future years.

Comparison of Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart illustrates the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Novanta Inc. TSR
Compensation Actually Paid ($ in Millions)
Company TSR (FYE 2019 Indexed to $100)
30
25
20
15
10
5
0
-5
$250
$200
$150
$100
$50
$0
100.00
133.67
199.38
153.63
190.42
172.74
8.5
3.4
24.5
8.1
2.8
1.2
14.4
3.4
-0.3
0.2
2019
2020
2021
2022
2023
2024
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Novanta, Inc. TSR

Comparison of Compensation Actually Paid and Company Net Income

The following chart illustrates the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ in Millions)
30
25
20
15
10
5
0
-5
Net Income ($ in Thousands)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
8.5
3.4
24.5
8.1
2.8
1.2
14.4
3.4
-0.3
0.2
44,521
50,331
74,051
72,878
64,087
2020
2021
2022
2023
2024
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Novanta, Inc. Net Income

Comparison of Compensation Actually Paid and Company Adjusted EBITDA

The following chart illustrates the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and Adjusted EBITDA during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Adjusted EBITDA
Compensation Actually Paid ($ in Millions)
Adjusted EBITDA ($ in Thousands)
30
25
20
15
10
5
0
-5
$250,000
$200,000
$150,000
$100,000
$50,000
$0
24.5
8.5
3.4
8.1
2.8
1.2
14.4
3.4
-0.3
0.2
120,989
152,736
184,129
196,229
209,849
2020
2021
2022
2023
2024
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Adjusted EBITDA

Comparison of Company TSR and Peer Group TSR

The following chart compares the cumulative TSR for Novanta Inc. over the five most recently completed fiscal years to that of the Russell 2000 Index over the same period.

Comparison of Cumulative TSR of Novanta Inc. and Russell 2000 Index
TSR (FYE 2019 Indexed to $100)
$200
$150
$100
$50
$0
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
133.67
199.38
153.63
190.42
172.74
119.96
137.74
109.59
128.14
142.93
Novanta, Inc. TSR
Russell 2000 Index TSR

Tabular List of Most Important Financial Performance Measures

The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and Non-PEO NEOs for 2024 to Company performance. The measures in this table are not ranked.

Performance Measures
Adjusted EBITDA
Adjusted EPS
Organic Revenue Growth
Relative Total Shareholder Return

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s common shares for: (1) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Company’s outstanding common shares; (2) each of the Company’s current directors; (3) each of the Company’s executive officers; and (4) all current directors and executive officers of the Company as a group. The beneficial ownership of common shares with respect to both our 5% shareholders, our directors, executive officers and all our directors and executive officers as a group is based on information available to the Company as of April 15, 2025.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below have sole voting and investment power with respect to all common shares that they beneficially own, subject to applicable community property laws. All rights to acquire common shares within 60 days of April 15, 2025 are deemed to be outstanding and beneficially owned by the persons holding those rights for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person. Percentage ownership of outstanding shares is based on 35,964,471 common shares outstanding as of April 15, 2025.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Common Shares
5% Shareholders
BlackRock, Inc. (3)	4,579,065	12.7%
The Vanguard Group (4)	4,123,828	11.5%
T. Rowe Price Associates, Inc. (5)	1,907,841	5.3%
Directors and Executive Officers
Matthijs Glastra (6)	195,991	*
Robert J. Buckley (7)	161,493	*
Thomas N. Secor (8)	33,572	*
Lonny J. Carpenter (9)	8,317	*
Michele D. Welsh (10)	5,085	*
Maxine L. Mauricio (11)	5,013	*
Frank A. Wilson (12)	3,845	*
Darlene J.S. Solomon, Ph.D. (13)	2,937	*
Barbara B. Hulit (14)	2,797	*
R. Matthew Johnson (15)	818	*
Mary Kay Ladone (16)	—	*
All directors and executive officers as a group (11 persons) (17)	419,868	1.2%

\

* Represents less than 1% of the outstanding common shares.

1)
Unless otherwise indicated, the address of each shareholder is c/o Novanta Inc., 125 Middlesex Turnpike, Bedford, MA 01730, USA.
2)
The information provided in this table is based on the Company’s records, information supplied to the Company by its executive officers, directors and principal shareholders and information contained in Form 13F-HR filed with the SEC, as applicable.

3)
Based upon information contained in the Form 13F-HR filed by Blackrock, Inc. with the SEC on February 7, 2025, Blackrock, Inc. (or its subsidiary institutional investment managers) held investment discretion over 4,579,065 shares of the Company's common stock as of December 31, 2024.
4)
Based upon information contained in the Form 13F-HR filed by The Vanguard Group with the SEC on February 11, 2025, The Vanguard Group (or its subsidiary institutional investment managers) held investment discretion over 4,123,828 shares of the Company's common stock as of December 31, 2024.
5)
Based upon information contained in the Form 13F-HR filed by T. Rowe Price Associates, Inc. with the SEC on February 14, 2025, T. Rowe Price Associates, Inc. (or its subsidiary institutional investment managers) held investment discretion over 1,907,841 shares of the Company's common stock as of December 31, 2024.
6)
Mr. Glastra is a named executive officer of the Company. Mr. Glastra directly owns 84,429 common shares, including 56,242 shares issuable upon exercise of options within 60 days of April 15, 2025. Mr. Glastra indirectly owns 95,869 common shares that are held in trusts, and 15,693 common shares that are held in a grantor retained annuity trust.
7)
Mr. Buckley is a named executive officer of the Company. Mr. Buckley owns 125,274 common shares directly, including 34,240 shares issuable upon exercise of options within 60 days of April 15, 2025. Mr Buckley indirectly owns 36,219 common shares that are held in trusts.
8)
Mr. Secor is a member of the Board of Directors of the Company. Mr. Secor owns 33,572 common shares directly, including 32,077 deferred stock units that are fully vested and will convert into shares of common stock upon the date Mr. Secor ceases to be a director of the Company.
9)
Mr. Carpenter is a member of the Board of Directors of the Company. Mr. Carpenter owns 8,317 common shares directly, including 3,794 deferred stock units that are fully vested and will convert into shares of common stock upon the date Mr. Carpenter ceases to be a director of the Company.
10)
Ms. Welsh is a named executive officer of the Company. Ms. Welsh directly owns 5,085 common shares, including, 3,607 shares issuable upon exercise of options within 60 days of April 15, 2025.
11)
Ms. Mauricio is a member of the Board of Directors of the Company. Ms. Mauricio owns 5,013 common shares directly, including 1,790 deferred stock units that are fully vested and will convert into shares of common stock upon the date Ms. Mauricio ceases to be a director of the Company.
12)
Mr. Wilson is a member of the Board of Directors of the Company. Mr. Wilson owns 3,845 shares directly, including 1,223 deferred stock units that are fully vested and will convert into shares of common stock upon the date Mr. Wilson ceases to be a director of the Company.
13)
Dr. Solomon is a member of the Board of Directors of the Company. Dr. Solomon owns 2,937 shares directly, including 721 deferred stock units that are fully vested and will convert into shares of common stock upon the date Dr. Solomon ceases to be a director of the Company.
14)
Ms. Hulit is a member of the Board of Directors of the Company. Ms. Hulit owns 2,797 shares directly, including 651 deferred stock units that are fully vested and will convert into shares of common stock upon the date Ms. Hulit ceases to be a director of the Company.
15)
Mr. Johnson is a member of the Board of Directors of the Company. Mr. Johnson owns 818 shares directly.
16)
Ms. Ladone is a member of the Board of Directors of the Company. Ms. Ladone does not own any common shares directly or any rights to acquire shares within 60 days of April 15, 2025.
17)
Consists of 325,779 held directly or indirectly, including 94,089 shares issuable upon exercise of options within 60 days of April 15, 2025. This row includes as a group all Directors and all executive officers.

Equity Compensation Plan Information

The following table sets forth information regarding the Company’s common shares that may be issued upon the exercise of rights under all of its existing equity compensation plans as of December 31, 2024:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Rights	Weighted-Average Exercise Price of Outstanding Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity Compensation Plans approved by security holders
2010 Incentive Award Plan	623,446 (1)	$139.17 (2)	1,678,372 (3)

1)
Includes 198,326 shares of common stock to be issued in respect of unvested RSUs outstanding as of December 31, 2024, 442,673 shares of common stock to be issued in respect of unvested PSUs (calculated at maximum performance) outstanding as of December 31, 2024, 149,247 shares of common stock subject to unexercised stock options outstanding as of December 31, 2024, 40,256 shares subject to fully vested deferred stock units granted to members of the Company’s Board of Directors which will convert into shares of common stock as of the date the respective director ceases to be a director of the Company, and 8,692 shares subject to restricted stock units that are fully vested and granted to the member of the Company's Board of Directors that will be converted into shares of common stock on the first anniversary of the date of each grant. These awards were granted pursuant to the 2010 Incentive Award Plan which was initially approved by the Company’s shareholders in November 2010 and later approved by the Company’s shareholders, as amended and restated, in May 2021.
2)
Represents the weighted-average exercise price of options outstanding under the 2010 Incentive Award Plan.
3)
All shares of common stock available for issuance are reserved under the 2010 Incentive Award Plan and may be granted in the form of options, restricted stock, restricted stock units, performance stock units, performance awards, dividend equivalents, deferred stock, deferred stock units, stock payments and/or stock appreciation rights.

Certain Relationships and Related Party Transactions

The Board of Directors of the Company has adopted written related party transaction policies and procedures, setting forth the policies and procedures for the review and approval or ratification of related party transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company (including any of its subsidiaries) are or will be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person has or will have a direct or indirect material interest.

Under the policy, the Company’s Corporate Accounting Department is responsible for maintaining a list of related parties and distributing the list to responsible persons throughout the Company and its subsidiaries. Any potential related party transaction that is proposed to be entered into by an executive officer, director or nominee for election as director of the Company, or by any person or entity that is a related party by virtue of its relationship with the executive officer, director or director nominee, must be reported to the Chief Accounting Officer or the Chief Financial Officer by such executive officer, director or director nominee. In addition, any potential related party transaction that is proposed to be entered into by the Company must be reported to the Chief Accounting Officer or the Chief Financial Officer by the person at the Company responsible for such potential related party transaction. Any identified potential related party transactions are reviewed first by the Chief Accounting Officer or the Chief Financial Officer. The Chief Accounting Officer or the Chief Financial Officer must then determine, based on the facts and circumstances, whether such potential related party transactions do, in fact, constitute related party transactions requiring compliance with the policy. Should it be determined that a transaction or relationship is a related party transaction, the Chief Accounting Officer or the Chief Financial Officer will present to the Audit Committee each such related party transaction. The Audit Committee will review the material facts of all related party transactions and either approve or disapprove of the entry into the related party transaction. Where advance Audit Committee review of a related party transaction is not feasible, the transaction may be preliminarily entered into by management upon prior approval of the transaction by the Chair of the Audit Committee, subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided that, if ratification does not occur, management must take all reasonable efforts to terminate, unwind, cancel or annul the transaction. In connection with its review of a related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. If a related party transaction will be ongoing, the Audit Committee may establish guidelines for the Company’s management to follow in its ongoing dealings with the related party. Thereafter, the Audit Committee will periodically review and assess ongoing relationships with the related party. Any material amendment, renewal or extension of a transaction, arrangement or relationship previously reviewed under the policy will also be subject to subsequent review under the policy.

Other Matters

Delinquent 16(a) Reports

Section 16(a) of the Exchange Act requires the officers, directors and persons who own more than 10% of the Company’s common shares to file reports of ownership and changes in ownership with the SEC. Based solely on a review of copies of Forms 3, 4 or 5 filed by the Company on behalf of its directors and officers, the Company believes that during and with respect to the year ended December 31, 2024, its officers, directors and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements, except with respect to certain restricted stock units that were inadvertently omitted from the otherwise timely-filed Form 3 for John J. Burke, our Chief Accounting Officer.

Directors and Officers Liability Insurance

At December 31, 2024, the Company maintained an entity and directors and officers liability insurance policy in the aggregate principal amount of $70 million plus $30 million of additional A-side coverages for non-indemnifiable claims for current officers and directors. The policy is subject to a $2,000,000 deductible for each indemnifiable securities related loss, a $1,000,000 deductible for all other indemnifiable related losses and a $2,000,000 deductible for each merger objection related loss. For claims that are not indemnifiable, there is no deductible. The Company is obligated to pay all deductibles. The policy expires in July 2025. The annual premium for this policy was approximately $679,576. This policy does not cover any actions or claims that occurred prior to July 23, 2010.

Indebtedness of Directors and Officers

Since January 1, 2024, there has been no indebtedness to the Company by any director or officer or the family members or associates of any such person, other than amounts owing for purchases, subject to usual trade terms, and for other transactions in the ordinary course of business.

Shareholder Proposals for the 2026 Annual Meeting

We intend to file a management proxy circular and WHITE proxy card with the SEC in connection with our solicitation of proxies for our 2026 annual meeting of shareholders. Shareholders may obtain our management proxy circular(and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov or from our website at: https://investors.novanta.com/financials/annual-reports.

Rule 14a-8 Proposals

Shareholder proposals intended for inclusion in next year’s management proxy circular pursuant to SEC Rule 14a-8 for the 2026 annual meeting of shareholders must be received at the Company’s principal executive offices on or before December 9, 2025. Unless otherwise required by law, shareholder proposals received after this date will not be included in next year’s management proxy circular.

Proposals Not Intended for Inclusion in the Company’s Proxy Materials

Shareholder proposals not intended for inclusion in next year’s management proxy circular or notice of meeting, but which instead are sought to be presented directly at next year’s annual meeting, will be considered untimely if received later than February 23, 2026. Proxies will confer discretionary authority with respect to such untimely proposals. In order to curtail controversy as to the date upon which such written notice is received by the Company, it is suggested that such notice be submitted by Certified Mail, Return Receipt Requested.

Nominations of Individuals for Election of Directors Using Proxy Access

Under the Company’s Articles, a shareholder may propose a director candidate for inclusion in the Company’s notice of meeting if the proposal is signed by one or more holders of shares representing in the aggregate not less than 5% of the common shares of the Company entitled to vote at the shareholders’ meeting at which the nomination is to be presented. Any shareholder, as described in the preceding sentence, wishing to propose a director candidate for inclusion in the Company’s notice of meeting must provide notice to the Company by February 6, 2026.

Nominations of Individuals for Election of Directors Not Intended for Inclusion in the Company’s Proxy Materials under SEC Rule 14a-19

Notice of solicitation of proxies in support of director nominees not intended for inclusion in the Company’s proxy materials pursuant to SEC Rule 14a-19 must be provided to the Company by March 9, 2026. The notice must comply with the requirements of Rule 14a-19.

Change in the Date of the 2026 Annual Meeting

In the event that the date of the 2026 annual meeting of shareholders is changed by more than 30 days from the date of the 2025 Annual Meeting, the Company will inform shareholders of such change and will indicate the new dates by which shareholder proposals must be received.

Householding

The Company’s 2024 Annual Report, including audited financial statements for the fiscal year ended December 31, 2024, is being mailed to you along with this management proxy circular. In order to reduce printing and postage costs, Broadridge Investor Communication Services has undertaken an effort to deliver only one annual report and one management proxy circular to multiple shareholders sharing an address. This delivery method, called “householding,” is not being used, however, if Broadridge has received contrary instructions from one or more of the shareholders sharing an address. If your household has received only one annual report and one management proxy circular, the Company will promptly deliver a separate copy of the annual report and the management proxy circular to any shareholder who sends a written request to Novanta Inc., 125 Middlesex Turnpike, Bedford, Massachusetts 01730, USA, Attention: Investor Relations or who calls our Investor Relations staff at 781-266-5137.

You can also notify Broadridge that you would like to receive separate copies of the Company’s annual report and management proxy circular in the future by writing or calling your bank or broker. Even if your household has received only one annual report and one management proxy circular, a separate proxy form or voting instruction form, as applicable, should have been provided for each shareholder account. Each proxy form or voting instruction form, as applicable, should be signed, dated, and returned in the enclosed self-addressed envelope. If your household has received multiple copies of the Company’s annual report and management proxy circular, you can request the delivery of single copies in the future by completing the enclosed consent, if applicable, or writing or calling Broadridge directly.

Information Concerning the Company

You may request, without charge, copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including the financial statements and excluding exhibits, by writing to Investor Relations, Novanta Inc., 125 Middlesex Turnpike, Bedford, Massachusetts 01730, USA, or by calling 781-266-5137. A reasonable fee will be charged for copies of exhibits. You may also access the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 at the Company’s website at https://novanta.com. You may also obtain such documents and additional information about the Company on SEDAR at https://www.sedarplus.ca/landingpage/ or on EDGAR at www.sec.gov. This information is not incorporated by reference into this management proxy circular.

Other Business

The Board of Directors knows of no business to be brought before the 2025 Annual Meeting other than as described in this management proxy circular. If other matters properly come before the shareholders at the meeting, it is the intention of the persons named on the proxy form to vote the shares represented thereby on such matters in accordance with their judgment.

Directors’ Approval

The contents and the sending of this management proxy circular have been approved by the Company’s Board of Directors.

By Order of the Board of Directors

/s/ Matthijs Glastra

Matthijs Glastra

Chair of the Board of Directors and Chief Executive Officer

Bedford, Massachusetts

April 25, 2025

Annual Meeting Novanta Inc. WHEN: WHERE: PROXY FORM CONTROL NO.:➔ SCAN TO VIEW MATERIAL AND VOTE NOW REVIEW YOUR VOTING OPTIONS STEP 1 BY TELEPHONE: YOU MAY ENTER YOUR VOTING INSTRUCTIONS BY TELEPHONE AT: ENGLISH: 1-800-474-7493 OR FRENCH: 1-800-474-7501 BY MAIL: THIS PROXY FORM MAY BE RETURNED BY MAIL IN THE ENVELOPE PROVIDED. REMINDER: PLEASE REVIEW THE INFORMATION / PROXY CIRCULAR BEFORE VOTING. ONLINE: VOTE AT PROXYVOTE.COM USING YOUR COMPUTER OR MOBILE DATA DEVICE. YOUR CONTROL NUMBER IS LOCATED BELOW. G-V502122020 PROXY DEPOSIT DATE: May 27, 2025 at 3:00 pm EDT The control number has been assigned to you to identify your shares for voting. You must keep your control number confidential and not disclose it to others other than when you vote using one of the voting options set out on this form. Should you send this form or provide your control number to others, you are responsible for any subsequent voting of, or subsequent inability to vote, your shares. INSTRUCTIONS: 1.This Form of Proxy is solicited by and on behalf of the Board of Directors and management of the issuer. 2.You have the right to appoint a person, who need not be a shareholder, other than the person(s) specified on the other side of this form to attend and act on your behalf at the Meeting. If you wish to appoint a person: • Write the name of your designate on the “Appointee” line and provide a unique APPOINTEE IDENTIFICATION NUMBER for your Appointee to access the Virtual Meeting in the space provided on the other side of this form, sign and date the form, and return it by mail, or • Go to ProxyVote.com and insert the name of your designate in the “Change Appointee(s)” section and provide a unique APPOINTEE IDENTIFICATION NUMBER on the voting site for your Appointee to access the Virtual Meeting. You MUST provide your Appointee the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter. IF YOU DO NOT CREATE AN EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER AND PROVIDE IT TO YOUR APPOINTEE, YOUR APPOINTEE WILL NOT BE ABLE TO ACCESS THE VIRTUAL MEETING. 3.This Form of Proxy confers discretionary authority to vote on amendments or variations to the matters identified in the notice of the Meeting and with respect to other matters that may properly be brought before the Meeting or any adjournment or postponement thereof. This Form of Proxy will not be valid and not be acted upon or voted unless it is completed and delivered as outlined herein. 4.If the shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Form of Proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this Form of Proxy with signing capacity stated may be required. 5.In order to expedite your vote, you may use the Internet or a touch-tone telephone, and entering the control number noted above. The Internet or telephone voting service is not available on the day of the Meeting. The telephone system cannot be used if you designate another person to attend on your behalf. If you vote by Internet or telephone, do not mail back this Form of Proxy. 6.If the Form of Proxy is not dated, it will be deemed to bear the date on which it was mailed to the shareholder. 7.This Form of Proxy will be voted as directed by the shareholder. If no voting preferences are indicated on the reverse, this Form of Proxy will be voted as recommended on the reverse of this form or as stated in the management proxy circular, except in the case of your appointment of an Appointee. 8.Unless prohibited by law or you instruct otherwise, your Appointee(s) will have full authority to attend and otherwise act at, and present matters to the Meeting and any adjournment or postponement thereof, and vote on all matters that are brought before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in this form or in the management proxy circular. 9.If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, and the name and position of the person giving voting instructions on behalf of the body corporate. 10.If the items listed in the management proxy circular are different from the items listed on the other side of this form, the management proxy circular will be considered correct. 11.This Form of Proxy should be read in conjunction with the accompanying management proxy circular. Thursday, May 29, 2025 at 3:00 pm EDT WWW.VIRTUALSHAREHOLDERMEETING.COM/NOVT2025 PLEASE SEE OVER
THIS DOCUMENT MUST BE SIGNED AND DATED STEP 4 MMDDYY SIGNATURE(S)*INVALID IF NOT SIGNED* COMPLETE YOUR VOTING DIRECTIONS STEP 3 HIGHLIGHTED TEXT ITEM(S): CONTROL NO.: ➔ ACCOUNT NO: CUSIP: CUID: RECORD DATE: PROXY DEPOSIT DATE: MEETING DATE: MEETING TYPE: APPOINT A PROXY (OPTIONAL) STEP 2 APPOINTEE(S): E-R1B MAXIMUM 22 CHARACTERS - PLEASE PRINT CLEARLY PLEASE PRINT APPOINTEE NAME INSIDE THE BOX CREATE AN EIGHT (8) CHARACTER IDENTIFICATION NUMBER FOR YOUR APPOINTEE ➔ ➔ MUST BE EIGHT CHARACTERS IN LENGTH - PLEASE PRINT CLEARLY Change Appointee If you wish to designate another person to attend, vote and act on your behalf at the Meeting, or any adjournment or postponement thereof, other than the person(s) specified above, go to www.proxyvote.com or print your name or the name of the other person attending the Meeting in the space provided herein and provide a unique APPOINTEE IDENTIFICATION NUMBER USING ALL BOXES for your Appointee to access the Virtual Meeting. You may choose to direct how your Appointee shall vote on matters that may come before the Meeting or any adjournment or postponement thereof. Unless you instruct otherwise your Appointee will have full authority to attend, vote, and otherwise act in respect of all matters that may come before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in the proxy form or the circular for the Meeting. You can also change your Appointee online at www.proxyvote.com. You MUST provide your Appointee the EXACT NAME and an EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the EXACT NAME and EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter below. April 15, 2025 May 27, 2025 at 3:00 pm EDT Thursday, May 29, 2025 at 3:00 pm EDT Annual Meeting FOR FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD WITHHOLD Robert Buckley, or failing him, Matthijs Glastra with full power of substitution Novanta Inc. PROXY FORM 1 YR 3 YRS 2 YRS To appoint Deloitte & Touche, LLP as the Company’s independent registered public accounting firm to serve until the 2026 Annual Meeting of Shareholders. 04 FOR WITHHOLD ABSTAIN Election of Director: Matthijs Glastra 1B Election of Director: Barbara B. Hulit 1C Election of Director: R. Matthew Johnson 1D Election of Director: Mary K. Ladone 1E Election of Director: Maxine L. Mauricio 1F Election of Director: Thomas N. Secor 1G Election of Director: Darlene J.S. Solomon 1H Election of Director: Frank A. Wilson 1I Approval, on an advisory (non-binding) basis, of the Company’s executive compensation. 02 Election of Director: Lonny J. Carpenter 1A ELECTION OF DIRECTORS: VOTING RECOMMENDATIONS ARE INDICATED BYOVER THE BOXES (FILL IN ONLY ONE BOX “ ” PER ITEM IN BLACK OR BLUE INK) Approval, on an advisory (non-binding) basis, the frequency of future shareholder votes on the Company’s executive compensation 03 90 FOR ABSTAIN

90

PROXY FORM

Novanta Inc.

MEETING TYPE:	Annual Meeting
MEETING DATE:	Thursday, May 29, 2025 at 3:00 pm EDT
RECORD DATE:	April 15, 2025
PROXY DEPOSIT DATE:	May 27, 2025 at 3:00 pm EDT **CUID:**
ACCOUNT NO:	**CUSIP:**

CONTROL NO.: →

STEP 2 APPOINT A PROXY (OPTIONAL)

Change Appointee

PLEASE PRINT APPOINTEE NAME INSIDE THE BOX

→ ☐

MAXIMUM 22 CHARACTERS - PLEASE PRINT CLEARLY

→ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

MUST BE EIGHT CHARACTERS IN LENGTH - PLEASE PRINT CLEARLY

E-R2

STEP 3 COMPLETE YOUR VOTING DIRECTIONS

ITEM(S): ***VOTING RECOMMENDATIONS ARE INDICATED BY*** **HIGHLIGHTED TEXT** ***OVER THE BOXES*** **(FILL IN ONLY ONE BOX "■" PER ITEM IN BLACK OR BLUE INK)**

ELECTION OF DIRECTORS:

Item	FOR	WITHHOLD
1A Election of Director: Lonny J. Carpenter	☐	☐
1B Election of Director: Matthijs Glastra	☐	☐
1C Election of Director: Barbara B. Hulit	☐	☐
1D Election of Director: R. Matthew Johnson	☐	☐
1E Election of Director: Mary Kay Ladone	☐	☐
1F Election of Director: Maxine L. Mauricio	☐	☐
1G Election of Director: Thomas N. Secor	☐	☐
1H Election of Director: Darlene J.S. Solomon	☐	☐
1I Election of Director: Frank A. Wilson	☐	☐

Item	FOR	ABSTAIN
02 Approval, on an advisory (non-binding) basis, of the Company's executive compensation.	☐	☐

Item	1 YR	2 YRS	3 YRS	ABSTAIN
03 Approval, on an advisory (non-binding) basis, the frequency of future shareholder votes on the Company's executive compensation	☐	☐	☐	☐

STEP 4 THIS DOCUMENT MUST BE SIGNED AND DATED

SIGNATURE(S) ***INVALID IF NOT SIGNED***

M M D D Y Y

Annual Meeting Novanta Inc. WHEN: WHERE: PROXY FORM CONTROL NO.:➔ SCAN TO VIEW MATERIAL AND VOTE NOW REVIEW YOUR VOTING OPTIONS STEP 1 BY TELEPHONE: YOU MAY ENTER YOUR VOTING INSTRUCTIONS BY TELEPHONE AT: ENGLISH: 1-800-474-7493 OR FRENCH: 1-800-474-7501 BY MAIL: THIS PROXY FORM MAY BE RETURNED BY MAIL IN THE ENVELOPE PROVIDED. REMINDER: PLEASE REVIEW THE INFORMATION / PROXY CIRCULAR BEFORE VOTING. ONLINE: VOTE AT PROXYVOTE.COM USING YOUR COMPUTER OR MOBILE DATA DEVICE. YOUR CONTROL NUMBER IS LOCATED BELOW. G-V502122020 PROXY DEPOSIT DATE: May 27, 2025 at 3:00 pm EDT The control number has been assigned to you to identify your shares for voting. You must keep your control number confidential and not disclose it to others other than when you vote using one of the voting options set out on this form. Should you send this form or provide your control number to others, you are responsible for any subsequent voting of, or subsequent inability to vote, your shares. INSTRUCTIONS: 1.This Form of Proxy is solicited by and on behalf of the Board of Directors and management of the issuer. 2.You have the right to appoint a person, who need not be a shareholder, other than the person(s) specified on the other side of this form to attend and act on your behalf at the Meeting. If you wish to appoint a person: • Write the name of your designate on the “Appointee” line and provide a unique APPOINTEE IDENTIFICATION NUMBER for your Appointee to access the Virtual Meeting in the space provided on the other side of this form, sign and date the form, and return it by mail, or • Go to ProxyVote.com and insert the name of your designate in the “Change Appointee(s)” section and provide a unique APPOINTEE IDENTIFICATION NUMBER on the voting site for your Appointee to access the Virtual Meeting. You MUST provide your Appointee the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter. IF YOU DO NOT CREATE AN EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER AND PROVIDE IT TO YOUR APPOINTEE, YOUR APPOINTEE WILL NOT BE ABLE TO ACCESS THE VIRTUAL MEETING. 3.This Form of Proxy confers discretionary authority to vote on amendments or variations to the matters identified in the notice of the Meeting and with respect to other matters that may properly be brought before the Meeting or any adjournment or postponement thereof. This Form of Proxy will not be valid and not be acted upon or voted unless it is completed and delivered as outlined herein. 4.If the shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Form of Proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this Form of Proxy with signing capacity stated may be required. 5.In order to expedite your vote, you may use the Internet or a touch-tone telephone, and entering the control number noted above. The Internet or telephone voting service is not available on the day of the Meeting. The telephone system cannot be used if you designate another person to attend on your behalf. If you vote by Internet or telephone, do not mail back this Form of Proxy. 6.If the Form of Proxy is not dated, it will be deemed to bear the date on which it was mailed to the shareholder. 7.This Form of Proxy will be voted as directed by the shareholder. If no voting preferences are indicated on the reverse, this Form of Proxy will be voted as recommended on the reverse of this form or as stated in the management proxy circular, except in the case of your appointment of an Appointee. 8.Unless prohibited by law or you instruct otherwise, your Appointee(s) will have full authority to attend and otherwise act at, and present matters to the Meeting and any adjournment or postponement thereof, and vote on all matters that are brought before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in this form or in the management proxy circular. 9.If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, and the name and position of the person giving voting instructions on behalf of the body corporate. 10.If the items listed in the management proxy circular are different from the items listed on the other side of this form, the management proxy circular will be considered correct. 11.This Form of Proxy should be read in conjunction with the accompanying management proxy circular. Thursday, May 29, 2025 at 3:00 pm EDT WWW.VIRTUALSHAREHOLDERMEETING.COM/NOVT2025 PLEASE SEE OVER
THIS DOCUMENT MUST BE SIGNED AND DATED STEP 4 MMDDYY SIGNATURE(S)*INVALID IF NOT SIGNED* COMPLETE YOUR VOTING DIRECTIONS STEP 3 HIGHLIGHTED TEXT ITEM(S): CONTROL NO.: ➔ ACCOUNT NO: CUSIP: CUID: RECORD DATE: PROXY DEPOSIT DATE: MEETING DATE: MEETING TYPE: APPOINT A PROXY (OPTIONAL) STEP 2 APPOINTEE(S): E-R1B MAXIMUM 22 CHARACTERS - PLEASE PRINT CLEARLY PLEASE PRINT APPOINTEE NAME INSIDE THE BOX CREATE AN EIGHT (8) CHARACTER IDENTIFICATION NUMBER FOR YOUR APPOINTEE ➔ ➔ MUST BE EIGHT CHARACTERS IN LENGTH - PLEASE PRINT CLEARLY Change Appointee If you wish to designate another person to attend, vote and act on your behalf at the Meeting, or any adjournment or postponement thereof, other than the person(s) specified above, go to www.proxyvote.com or print your name or the name of the other person attending the Meeting in the space provided herein and provide a unique APPOINTEE IDENTIFICATION NUMBER USING ALL BOXES for your Appointee to access the Virtual Meeting. You may choose to direct how your Appointee shall vote on matters that may come before the Meeting or any adjournment or postponement thereof. Unless you instruct otherwise your Appointee will have full authority to attend, vote, and otherwise act in respect of all matters that may come before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in the proxy form or the circular for the Meeting. You can also change your Appointee online at www.proxyvote.com. You MUST provide your Appointee the EXACT NAME and an EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Virtual Meeting. Appointees can only be validated at the Virtual Meeting using the EXACT NAME and EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter below. April 15, 2025 May 27, 2025 at 3:00 pm EDT Thursday, May 29, 2025 at 3:00 pm EDT Annual Meeting FOR FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD WITHHOLD Robert Buckley, or failing him, Matthijs Glastra with full power of substitution Novanta Inc. PROXY FORM 1 YR 3 YRS 2 YRS To appoint Deloitte & Touche, LLP as the Company’s independent registered public accounting firm to serve until the 2026 Annual Meeting of Shareholders. 04 FOR WITHHOLD ABSTAIN Election of Director: Matthijs Glastra 1B Election of Director: Barbara B. Hulit 1C Election of Director: R. Matthew Johnson 1D Election of Director: Mary K. Ladone 1E Election of Director: Maxine L. Mauricio 1F Election of Director: Thomas N. Secor 1G Election of Director: Darlene J.S. Solomon 1H Election of Director: Frank A. Wilson 1I Approval, on an advisory (non-binding) basis, of the Company’s executive compensation. 02 Election of Director: Lonny J. Carpenter 1A ELECTION OF DIRECTORS: VOTING RECOMMENDATIONS ARE INDICATED BYOVER THE BOXES (FILL IN ONLY ONE BOX “ ” PER ITEM IN BLACK OR BLUE INK) Approval, on an advisory (non-binding) basis, the frequency of future shareholder votes on the Company’s executive compensation 03 90 FOR ABSTAIN